Exhibit 10.16

LEASE AGREEMENT

THIS LEASE AGREEMENT (this “Lease”) is made this 16 day of January, 2026 (the “Effective Date”), between ARE-SD REGION NO. 38, LLC, a Delaware limited liability company (“Landlord”), and IAMBIC THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

BASIC LEASE PROVISIONS

Building:	3545 Cray Court, San Diego, California
Premises:	That portion of the second floor of the Building, commonly known as Suite 200, containing approximately 44,912 rentable square feet, as determined by Landlord, as shown on Exhibit A.
Project:

The real property commonly known as “One Alexandria Square” on which the Building in which the Premises are located and those certain buildings known as 10935 Alexandria Way, 10945 Alexandria Way, 10955 Alexandria Way, 10975 North Torrey Pines Road, 3010 Science Park Road, 3013 Science Park Road, 3033 Science Park Road, 3115 Merryfield Row and 3215 Merryfield Row, all located in San Diego, California, and the land on which they are all located, together with all existing and future buildings and improvements thereon, all current and future parking areas, and all current and future amenities and all appurtenances thereto, the current contemplated configuration of which is as shown on Exhibit B.

Base Rent:	Initially, $63.00 per rentable square foot of the Premises per year, subject to adjustment pursuant to Section 4 hereof.
Rentable Area of Premises:	44,912 sq. ft.
Rentable Area of Building:	118,812 sq. ft.
Rentable Area of Project:	893,485 sq. ft.
Tenant’s Share of Operating Expenses:	37.80%
Building’s Share of Operating Expenses of Project:	13.30%
Security Deposit Amount:	$236,003.25
Target Commencement Date:	November 2, 2026
Rent Adjustment Percentage:	3%

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Base Term:

Beginning on the Commencement Date and ending 90 months from the first day of the first full month following the Commencement Date. For clarity, if the Commencement Date occurs on the first day of a month, the expiration of the Base Term shall be measured from that date. If the Commencement Date occurs on a day other than the first day of a month, the expiration of the Base Term shall be measured from the first day of the following month.

Permitted Use:	Research and development laboratory, related office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 7 hereof.

Address for Rent Payment: [***]	Landlord’s Notice Address: [***] Email: [***]
Tenant’s Notice Address Prior to Commencement Date: Iambic Therapeutics, Inc. [***] Attention: Legal Department Email: [***]	Tenant’s Notice Address After Commencement Date: Iambic Therapeutics, Inc. 3545 Cray Court, Suite 200 San Diego, California 92121 Attention: Lease Administrator Email: [***]

With a copy to:

Iambic Therapeutics, Inc.

[***]

Attention: Jeanne Grover

Email: [***]

With a copy to Tenant’s attorney below with respect to notices of Default (and, as a courtesy only, Landlord shall endeavor to deliver notices relating to estoppel certificates and subordination, non-disturbance and attornment agreements to Tenant’s attorney but Landlord’s failure to deliver such notices to Tenant’s attorney shall in no event constitute a default by Landlord or a failure by Landlord to deliver the applicable notice to Tenant):

Sunridge Legal, LLP

Attn: Connor McNellis

Email: [***]

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

[X] EXHIBIT A – PREMISES DESCRIPTION

[X] EXHIBIT C – WORK LETTER

[X] EXHIBIT E – RULES AND REGULATIONS

[X] EXHIBIT G – OPEX EXLUSIONS

[X] EXHIBIT I – MAINTENANCE OBLIGATIONS

[X] EXHIBIT K – ROFR SPACE

[X] EXHIBIT M – STORAGE AREA

[X] EXHIBIT B – DESCRIPTION OF PROJECT

[X] EXHIBIT D – COMMENCEMENT DATE

[X] EXHIBIT F – TENANT’S PERSONAL PROPERTY

[X] EXHIBIT H – LANDLORD’S FURNITURE

[X] EXHIBIT J – SIGNAGE

[X] EXHIBIT L – CONTROL AREAS

[X] EXHIBIT N – SPACE PLAN FOR EXPANSION PREMISES

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1. Lease of Premises. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project that are for the non-exclusive use of tenants of the Project are collectively referred to herein as the “Common Areas.” Subject to the terms and conditions of this Lease, Tenant shall have the appurtenant right to use the Common Areas along with others having the right thereto. The Common Areas shall include, without limitation, any common amenities now or hereafter located in, on or otherwise serving the Project, if any, as may exist from time to time, as determined by Landlord in Landlord’s sole and absolute discretion (each, a “Project Amenity” and collectively, the “Project Amenities”). Landlord reserves the right to modify the Common Areas, provided that such modifications do not materially adversely affect Tenant’s use of or access to the Premises for the Permitted Use. From and after the Commencement Date through the expiration of the Term (as defined in Section 2), Tenant shall have access to the Building and the Premises 24 hours a day, 7 days a week, except in the case of emergencies, as the result of Legal Requirements, the performance by Landlord of any installation, maintenance or repairs, or any other commercially reasonable and temporary interruptions, and otherwise subject to the terms of this Lease.

2. Delivery; Acceptance of Premises; Commencement Date. Landlord shall use reasonable efforts to deliver the Premises to Tenant on or before the Target Commencement Date, with Landlord’s Work Substantially Completed and in broom clean condition (“Delivery” or “Deliver”). If Landlord fails to timely Deliver the Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. Notwithstanding anything to the contrary contained herein, if Landlord fails to Deliver the Premises to Tenant on or before the date that is 30 days after the Target Commencement Date (as such date may be extended for Force Majeure delays (as defined in Section 34) and Tenant Delays, the “Abatement Date”), then Tenant shall be entitled to one (1) day of abatement of Base Rent for each day after the Abatement Date that Landlord fails to Deliver the Premises to Tenant, which abatement shall be in addition to any other abatement to which Tenant is entitled during the Base Rent Abatement Period and shall be applied to the first installments of Base Rent coming due during the Base Term. If Landlord does not Deliver the Premises within 180 days of the Target Commencement Date for any reason other than Force Majeure delays and Tenant Delays, this Lease may be terminated by Landlord or Tenant by written notice to the other, and if so terminated by either: (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease) and any prepaid Base Rent, shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. As used herein, the terms “Landlord’s Work,” “Tenant Delays” and “Substantially Completed” shall have the meanings set forth for such terms in the Work Letter. If neither Landlord nor Tenant elects to void this Lease within 10 business days of the lapse of such 180 day period (as extended by Force Majeure delays and Tenant Delays) such right to void this Lease shall be waived and this Lease shall remain in full force and effect.

The “Commencement Date” shall be the earlier of: (i) the date Landlord Delivers the Premises to Tenant; and (ii) the date Landlord could have Delivered the Premises but for Tenant Delays. Upon request of Landlord, Tenant shall (absent manifest error) execute and deliver a written acknowledgment of the Commencement Date and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder. The “Term” of this Lease shall be the Base Term, as defined in the Basic Lease Provisions and the Extension Term which Tenant may exercise pursuant to Section 41 of this Lease.

During the Term, Tenant shall have the right to use, at no additional cost, the furniture, fixtures and equipment belonging to Landlord described on Exhibit H attached to this Lease and located within the Premises on the Effective Date (“Landlord’s Furniture”). Landlord’s Furniture is being provided to Tenant on an “AS-IS, WHERE-IS” basis without representation or warranty of any kind. Landlord shall have no maintenance obligations whatsoever with respect to Landlord’s Furniture. Prior to January 30, 2026 (the “Removal Date”), Tenant shall be required, at its sole cost and expense, to disassemble and relocate Landlord’s Furniture from the Premises to either space in that certain building owned by Landlord’s affiliate, ARE-SD Region No. 74, LLC (the “Torreyana Landlord”), located at 10975 Torreyana Road, San Diego,

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California (the “Temporary Storage Area”), pursuant to the terms of a separate storage license being entered into concurrently herewith by Tenant and the Torreyana Landlord, or swing space that Tenant is occupying at another property prior to the Commencement Date. Tenant shall not be required to pay any rent in connection with Tenant’s storage of Landlord’s Furniture in the Temporary Storage Area. Tenant’s use of the Temporary Storage Area shall be solely limited to storing Landlord’s Furniture. Landlord hereby agrees to permit Tenant access, at Tenant’s sole risk and expense, to the Premises prior to Removal Date to allow Tenant to disassemble and remove Landlord’s Furniture from the Premises, provided that such access is coordinated with Landlord and complies with this Lease and all other reasonable restrictions that Landlord may impose. Notwithstanding the foregoing, Tenant shall have no right to enter onto the Premises or the Project unless and until Tenant has delivered to Landlord a certificate of insurance reflecting the insurance coverage required to be maintained by Tenant under Section 17 of this Lease. Tenant shall be responsible, at its sole cost and expense, for relocating Landlord’s Furniture to the Premises following Substantial Completion of the Tenant Improvements, and, in any case, no later than 30 days following the Commencement Date. Following the return of Landlord’s Furniture to the Premises, Tenant shall have no right to remove any of Landlord’s Furniture from the Premises at any time thereafter during the Term. For clarity, Tenant shall be allowed to use Landlord’s Furniture in any space that Tenant occupies in the Building and to reconfigure and relocate Landlord’s Furniture within such areas. Except to the extent caused by Tenant’s gross negligence and willful misconduct, Tenant shall not be responsible for ordinary wear and tear or damage to Landlord’s Furniture arising from the relocation, storage and staging of Landlord’s Furniture. So long as Tenant is not in Default (as defined in Section 20) under the Lease, upon the expiration or earlier termination of the Lease, ownership of Landlord’s Furniture shall automatically transfer to Tenant. For the avoidance of doubt, Tenant shall be solely responsible for the cost, installation and/or any reconfiguration necessary of any additional furniture, fixtures and equipment required beyond Landlord’s Furniture for Tenant’s use in the Premises.

If Tenant determines that it does not want to use one or more items of Landlord’s Furniture (the “Unwanted Furniture”), Tenant shall deliver written notice to Landlord no later than 30 days after the Commencement Date identifying such Unwanted Furniture. Landlord shall coordinate with Tenant for Landlord to remove such Unwanted Furniture within a reasonable period of time after receipt by Landlord of such notice.

Subject to the provisions of Section 6 of the Work Letter, provided that Tenant has delivered a certificate of insurance reflecting the insurance coverage required to be maintained by Tenant under Section 17, Landlord shall permit Tenant access to the Premises for a period of up to 30 days prior to the Commencement Date for Tenant’s installation of Tenant’s security systems and the installation and setup of its furniture, fixtures and equipment (“FF&E Installation”), provided that such FF&E Installation is coordinated with Landlord to avoid interfering with completion of Landlord’s Work, and Tenant complies with the terms of this Lease and all other reasonable restrictions and conditions Landlord may impose. All such access shall be during normal business hours. Any access to the Premises by Tenant before the Commencement Date shall be subject to all of the terms and conditions of this Lease, excluding the obligation to pay Base Rent, Operating Expenses or Utilities.

Landlord shall, at its sole cost and expense (which shall not constitute an Operating Expense), be responsible for any repairs that are required to be made to the Building Systems (as defined in Section 13) serving the Premises of which Tenant notifies Landlord in writing within 120 calendar days after the Commencement Date, unless Tenant or any Tenant Party was responsible for the cause of such repair, in which case Tenant shall pay the cost.

Except as set forth in the Work Letter (including Landlord’s obligations with respect to punch-list items as set forth in the Work Letter) or as otherwise expressly set forth in this Lease: (A) Tenant shall accept the Premises in their condition as of the Commencement Date; (B) Landlord shall have no obligation for any defects in the Premises; and (C) Tenant’s taking possession of the Premises shall be conclusive

Copyright © 2005-2025 Alexandria Real Estate Equities, Inc.
All rights reserved. Confidential and Proprietary - Do Not Copy or
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evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken.

Except as set forth in the Work Letter or as otherwise expressly set forth in this Lease, Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises, the Building, the Project, or Landlord’s Furniture, and/or the suitability of the Premises, the Building, the Project or Landlord’s Furniture for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises, the Building, the Project or Landlord’s Furniture are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations that are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

3. Rent.

(a) Base Rent. Tenant shall deliver to Landlord, concurrent with Tenant’s delivery of an executed copy of this Lease to Landlord, the Base Rent due for the first full calendar month of the Base Term. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, except as otherwise expressly provided in this Lease, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful currency of the United States of America, to the physical address designated by Landlord or by federally insured electronic fund transfer (“EFT”) via wire, Society for Worldwide Interbank Financial Communications (SWIFT) or automated clearing house (ACH) pursuant to the instructions provided by Landlord to Tenant (the “EFT Payment Instructions”). All EFT payments made by Tenant pursuant to this Section 3(a) must include a reference to ARE-SD Region No. 38, LLC, as well as the address of the Building (i.e., 3545 Cray Court). Payments of Base Rent for any fractional calendar month shall be prorated. Notwithstanding anything to the contrary contained herein, but subject to the terms of Section 3(c) below, if the Commencement Date occurs on a day other than the first day of a calendar month, then Tenant shall pay to Landlord the prorated Base Rent for such partial month on the Commencement Date and the prepaid Base Rent delivered by Tenant pursuant to this first sentence of this Section 3(a) shall be applied to the first full calendar month following the Commencement Date. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease.

(b) Additional Rent. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) Tenant’s Share of “Operating Expenses” (as defined in Section 5) as provided in Section 5, and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period. Tenant shall pay to Landlord any and all Additional Rent due hereunder by EFT in accordance with the EFT Payment Instructions. All EFT payments made by Tenant pursuant to this Section 3(b) must include a reference to ARE-SD Region No. 38, LLC, as well as the address of the Building (i.e., 3545 Cray Court).

(c) Base Rent Abatement. Notwithstanding anything to the contrary contained in this Lease, so long as Tenant is not in Default under this Lease (beyond any applicable notice and cure periods), Tenant shall not be required to pay Base Rent for the period commencing on the Commencement Date and continuing through the day that is 32 months thereafter (the “Base Rent Abatement Period”), and any prepaid Base Rent shall be applied to the first full calendar month following the Base Rent Abatement Period. Tenant shall commence paying 100% of the Base Rent required to be paid under this Lease on the day immediately following the expiration of the Base Rent Abatement Period. For illustration purposes,

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All rights reserved. Confidential and Proprietary - Do Not Copy or
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if the Commencement Date occurs on October 5, 2026, then the last day of the Base Rent Abatement Period shall be June 4, 2029.

4. Adjustments.

(a) Base Rent. Base Rent shall be increased on each annual anniversary of the Commencement Date (provided, however, that if the Commencement Date occurs on a day other than the first day of a calendar month, then Base Rent shall be increased on each annual anniversary of the first day of the first full calendar month immediately following the Commencement Date) (each an “Adjustment Date”) by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

(b) TI Rent Allowance. Landlord shall, subject to the terms of the Work Letter, make available to Tenant the Allowance (as defined in the Work Letter). Commencing on the first full calendar month following the Base Rent Abatement Period and continuing thereafter on the first day of each month during the Base Term, Tenant shall pay the amount necessary to fully amortize the portion of the Allowance actually funded by Landlord, if any, in equal monthly payments with interest at a rate of 11% per annum over the Base Term, which interest shall begin to accrue on the date that Landlord first disburses such Allowance or any portion(s) thereof (“TI Rent”). Any TI Rent remaining unpaid as of the expiration or earlier termination of this Lease, if any, shall be paid to Landlord in a lump sum on the date that is 30 days prior to the expiration or earlier termination of this Lease. Tenant shall have no right to prepay all or any TI Rent prior to the expiration or earlier termination of this Lease.

5. Operating Expense Payments.

(a) Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (the “Annual Estimate”), which may be revised by Landlord from time to time during such calendar year. Commencing on the Commencement Date, and continuing thereafter on the first day of each calendar month during the Term, Tenant shall pay Landlord an amount equal to 1/12th of Tenant’s Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated.

(b) The term “Operating Expenses” means all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Building (including, without duplication of costs, the Building’s Share of all costs and expenses of any kind or description incurred or accrued by Landlord with respect to the Project) including, without limitation, (1) Taxes (as defined in Section 9), (2) insurance, (3) the cost of upgrades to the Building or Project or enhanced services provided at the Building and/or Project which are intended to encourage social distancing, promote and protect health and physical well-being and/or intended to limit the spread of Infectious Conditions (as defined in Section 26), (4) the cost of the Project Amenities (including, without limitation, commercially reasonable subsidies which Landlord may provide in connection with the Project Amenities), (5) transportation services (including the Shuttle Service Costs (as defined in Section 43(s)), and (6) the cost of repairs, improvements and replacements, provided that to the extent that such repairs, improvements and/or replacements are reasonably determined by Landlord in accordance with sound real estate accounting principles to be capital in nature (each, a “Capital Expenditure”), each Capital Expenditure shall be amortized over the useful life of such Capital Expenditure, as reasonably determined by Landlord taking into account all relevant factors including, without limitation, the 24/7 operation of the Building, with interest at 8.5% per annum, excluding only those costs and expenses listed on Exhibit G.

As part of Operating Expenses, Tenant shall be required to pay the costs of Landlord’s third party property manager (in the amount of 3% of Base Rent) or, if there is no third party property manager, administration rent in the amount of 3% of Base Rent. Notwithstanding anything to the contrary contained herein, during the Base Rent Abatement Period, Tenant shall be required to pay administration rent each

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month equal to the amount of the administration rent that Tenant would have been required to pay in the absence of there being a Base Rent Abatement Period.

Notwithstanding anything to the contrary contained in this Lease, during the first 12 months following the Commencement Date, Tenant’s Share of Operating Expenses of Building shall not exceed $30.79 per rentable square foot of the Premises per annum, inclusive of the administrative rent provided above.

In addition, notwithstanding anything to the contrary contained in this Lease, Operating Expenses incurred or accrued by Landlord with respect to any Capital Expenditures that are reasonably expected by Landlord to reduce overall Operating Expenses (for example, without limitation, by reducing energy usage at the Project) (the “Energy Savings Costs”) shall be amortized over a period of years equal to the least of (A) 10 years, (B) the useful life of such Capital Expenditures, and (C) the quotient of (i) the Energy Savings Costs, divided by (ii) the annual amount of Operating Expenses reasonably expected by Landlord to be saved as a result of such Capital Expenditures.

Landlord shall not be entitled to collect Operating Expenses from the tenants of the Project in excess of 100% of the total Operating Expenses actually incurred by Landlord nor shall Landlord be entitled to make any profit from Landlord’s collection of Operating Expenses. Landlord may not include in Operating Expenses any item that would involve a double collection for such item by Landlord.

(c) Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement for the previous calendar year (an “Annual Statement”) showing in reasonable detail: (i) the total Operating Expenses, (ii) Tenant’s Share of Operating Expenses, and (iii) the total amount of Operating Expenses actually paid by Tenant. If Tenant’s Share of Operating Expenses for such calendar year exceeds the total amount of Operating Expenses actually paid by Tenant for such calendar year, then the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If the total amount of Operating Expenses actually paid by Tenant for such calendar year exceeds the amount of Tenant’s Share of Operating Expenses for such calendar year, then Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration or earlier termination of the Term, or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. Landlord’s and Tenant’s obligations to pay any overpayments or deficiencies due pursuant to this paragraph shall survive the expiration or earlier termination of this Lease.

(d) The Annual Statement shall be final and binding upon Tenant unless Tenant, within 90 days after Landlord’s delivery to Tenant of the Annual Statement, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 90 day period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Operating Expenses, Landlord will provide Tenant with access to Landlord’s tax bills, insurance bills and Operating Expenses invoices (which may be provided in an electronic format or through a file sharing site to which Landlord shall give Tenant access) relating to the operation of the Project for the calendar year reflected in such Annual Statement as Landlord reasonably determines to be responsive to Tenant’s questions (the “Expense Information”). If after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant’s Share of Operating Expenses, then Tenant shall have the right to have a regionally or nationally recognized independent public accounting firm selected by Tenant and approved by Landlord (which approval shall not be unreasonably withheld, conditioned, or delayed), working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense), audit and/or review the Expense Information for the calendar year in question (the “Independent Review”). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant’s Share of Operating Expenses for such calendar year, Landlord shall at Landlord’s option either (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days

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after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant’s payments with respect to Operating Expenses for such calendar year were less than Tenant’s Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than 5% then Landlord shall reimburse Tenant for all actual, out-of-pocket costs incurred by Tenant for the Independent Review. Tenant shall not disclose any Expense Information provided or the results of any Independent Review to any third parties; provided, however, that Tenant may disclose such information to Tenant’s employees, attorneys, accountants and lease administrators (provided that Tenant shall deliver written notice to all parties requiring them to treat such information as confidential) in connection with Tenant’s business at the Premises or if required in connection with any dispute resolution proceeding between Landlord and Tenant.

(e) Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Building is not at least 95% occupied on average during any year of the Term, Tenant’s Share of Operating Expenses for such year with respect to Variable Operating Expenses shall be computed as though the Building had been 95% occupied on average during such year. “Variable Operating Expenses” shall mean those Operating Expenses which vary by occupancy including, without limitation, electricity, trash removal and other Utilities. Notwithstanding the foregoing, if Landlord elects to gross up any Variable Operating Expenses in the Controllable Operating Expense Base Year (defined in Section 5(g) below), such grossed-up amounts shall be excluded from the calculation of Controllable Operating Expenses (defined in Section 5(g) below) for purposes of establishing the Controllable Operating Expenses payable by Tenant during the Controllable Operating Expense Base Year, and only the actual costs incurred (without gross-up) shall be included in such calculation for Controllable Operating Expense Base Year.

(f) “Tenant’s Share” shall be the percentage set forth on the first page of this Lease as “Tenant’s Share of Operating Expenses of Building,” and “Building’s Share” shall be the percentage set forth on the first page of this Lease as “Building’s Share of Operating Expenses of Project,” each as may be reasonably adjusted by Landlord for changes in the physical size of the Premises, Building and/or Project occurring thereafter; provided, however, that the Rentable Area of Building shall not be reduced during the Term. If Landlord has a reasonable basis for doing so and Landlord consistently applies such adjustments in a non-discriminatory manner in accordance with sound real estate accounting principles with respect to similarly situated tenants, Landlord may equitably increase Tenant’s Share for any Operating Expenses that relate to any item of expense or cost (1) equitably and reasonably allocated only to the Premises or the Building, (2) equitably and reasonably allocated to only a portion of the Building or Project that includes the Premises, or (3) a greater proportion of which is equitably and reasonably allocated to the Premises, or a portion of the Building or Project that includes the Premises, as reasonably determined by Landlord. If Landlord has a reasonable basis for doing so and Landlord consistently applies such adjustments in a non- discriminatory manner in accordance with sound real estate accounting principles with respect to similarly situated tenants, Landlord may equitably increase the Building’s Share for any Operating Expenses that relate to any items of expense or cost (A) equitably and reasonably allocated to only the Building or a portion of the Project that includes the Building, or (B) a greater proportion of which is equitably and reasonably allocated to the Building or a portion of the Project that includes the Building, as reasonably determined by Landlord. Base Rent, Tenant’s Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent.”

Copyright © 2005-2025 Alexandria Real Estate Equities, Inc.
All rights reserved. Confidential and Proprietary - Do Not Copy or
Distribute. ALEXANDRIA and the Lighthouse Logo are
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(g) Following the first full calendar year after the Commencement Date (the “Controllable Operating Expense Base Year”), that part of Operating Expenses which is comprised of Controllable Operating Expenses (as defined below) only shall be increased by no more than 5% per year during the Base Term. Such limitation of 5% per year on increases shall be cumulative year to year, so that if in any year the increase in cumulative Controllable Operating Expenses is more or less than 5%, then the difference between 5% and the actual percentage increase in that year may be carried forward to any future year, and may be applied in such future year to increase the actual percentage increase (even if more than 5% for such year) subject to the limitation that Controllable Operating Expenses shall not have increased by more than 5% compounded annually since January 1st of the first Controllable Operating Expense Base Year. Notwithstanding the foregoing, Landlord may exclude from the Controllable Operating Expense Year any non-recurring Controllable Operating Expense costs or charges, if any, incurred only during the Controllable Operating Expense Base Year. “Controllable Operating Expenses” shall mean those Operating Expenses for which increases are reasonably within the control of Landlord, and, for the avoidance of doubt, shall specifically not include, without limitation, Taxes, assessments, the cost of the Project Amenities, refuse and or trash removal, insurance, collectively bargained union wages, landscaping costs, payroll, security costs, Shuttle Service Costs, the amortized cost of Capital Expenditures, expenses caused by changes in Legal Requirements, repairs and replacements costs, costs incurred due to Force Majeure events, janitorial services and Utilities. There shall be no limitation on the amount of increase from year to year on Operating Expenses which are not Controllable Operating Expenses. Notwithstanding anything to the contrary contained in this Section 5(g), to the extent that any new line item or new category of costs or expenses arises during the Base Term (each, a “New Expense Item”), Landlord may pass through such New Expense Item as part of Operating Expenses; provided, however, that to the extent that such New Expense Item is a Controllable Operating Expense, following the first full calendar year after such New Expense Item arises, such New Expense Item shall be increased, subject to the second full sentence of this Section 5(g), by no more than 5% per year during the Base Term. Landlord and Tenant acknowledge and agree that the terms of this Section 5(g) shall apply only with respect to (i) the Premises identified in the Basic Lease Provisions, and (ii) any Expansion Premises (as defined in Section 40) with respect to which Tenant elects to Lease pursuant to Section 40, shall not be applicable with respect to any other expansion of the Premises, if any.

6. Security Deposit. Concurrently with Tenant’s delivery of an executed copy of this Lease to Landlord, Tenant shall deliver to Landlord a security deposit (the “Security Deposit”) for the performance of all of Tenant’s obligations hereunder in the Security Deposit Amount set forth in the Basic Lease Provisions, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the “Letter of Credit”): (i) in form and substance satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by an FDIC-insured financial institution reasonably satisfactory to Landlord, and (v) redeemable by presentation of a sight draft in the state of Landlord’s choice, or by facsimile or overnight guaranty courier. The Security Deposit shall be held by Landlord as security for the performance of Tenant’s obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of a Default, Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, future rent damages under California Civil Code Section 1951.2, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Landlord’s right to use the Security Deposit under this Section 6 includes the right to use the Security Deposit to pay future rent damages following the termination of this Lease pursuant to Section 21(c) below. Upon any draw down on the Letter of Credit pursuant to this paragraph, Tenant shall deliver to Landlord, within 10 business days after written demand from Landlord, a new Letter of Credit complying with all of the requirements hereof (a “Replacement Letter of Credit”) for the full Security Deposit Amount set forth in the Basic Lease Provisions. Tenant hereby waives the provisions of any law, now or hereafter in force, including, without limitation, California Civil Code Section 1950.7, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or

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omission of Tenant or any officer, employee, agent or invitee of Tenant. Landlord’s obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within 90 days after the expiration or earlier termination of this Lease.

Tenant shall deliver a Replacement Letter of Credit to Landlord at least 30 days before the stated expiration date of any then current Letter of Credit for the full Security Deposit Amount set forth in the Basic Lease Provisions. If Tenant does not provide Landlord with a Replacement Letter of Credit as required pursuant to the immediately preceding sentence, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit until Tenant delivers a Replacement Letter of Credit to Landlord, at which time Landlord shall refund to Tenant the amount of the cash Security Deposit to Tenant less any amount applied under this Lease.

If at any time during the Term the issuer of the Letter of Credit is declared insolvent or is placed into receivership by the FDIC or any other Governmental Authority, or if the issuer is downgraded below investment grade by S&P/Moody’s (if the issuer is credit-rated) or the issuer’s 5-year Credit Default Swap spread (as quoted, and if available on Bloomberg Professional Services) goes above 350 bps for 15 consecutive trading days during the Term, then following the delivery of written notice from Landlord to Tenant, (x) Landlord shall have the right to immediately draw the full amount of the existing Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit, and (y) Tenant shall have 30 days to deliver a Replacement Letter of Credit to Landlord. If Landlord is unable to draw on the existing Letter of Credit as provide for in clause (x) above then, within 7 days after Landlord’s delivery of written request to Tenant, Tenant shall deliver to Landlord cash in the Security Deposit Amount set forth in the Basic Lease Provisions as an interim Security Deposit until such time as Tenant delivers a Replacement Letter of Credit to Landlord. Upon Tenant’s delivery of a Replacement Letter of Credit to Landlord, Landlord shall refund to Tenant the amount of the cash Security Deposit to Tenant less any amount applied under this Lease.

If Landlord transfers its interest in the Project or this Lease, Landlord shall transfer any Security Deposit then held by Landlord to such transferee of Landlord’s interest. Upon such transfer, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant’s right to the return of the Security Deposit shall apply solely against Landlord’s transferee.

7. Use.

(a) Generally. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”) (collectively, “Legal Requirements” and each, a “Legal Requirement”). Tenant shall, upon 5 days’ written notice from Landlord, discontinue any use of the Premises that is declared by any Governmental Authority (as defined in Section 9) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Landlord hereby acknowledges and agrees that the Permitted Use as defined in this Lease will not result in the voidance of or an increased insurance risk with respect to the insurance currently being maintained by Landlord. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section 7. Tenant shall not permit

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any part of the Premises to be used as a “place of public accommodation”, as defined in the ADA or any similar Legal Requirement. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project. In no event shall Tenant conduct any auction, liquidation, or going out of business sale on the Premises, or use or allow the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment which would overload the floor in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner that will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated to the Premises based upon Tenant’s Share as usually furnished for the Permitted Use.

(b) Compliance. Landlord shall be responsible at Landlord’s sole cost and expense, and not as an Operating Expense, (i) subject to the terms of the Work Letter, for the compliance of the Premises with Legal Requirements (including the ADA) as of the Commencement Date, and (ii) for the compliance of the Common Areas of the Project with Legal Requirements (including the ADA) as of the Commencement Date, but regardless of when such lack of compliance with Legal Requirements is discovered. Following the Commencement Date, Landlord shall make any alterations or modifications to the Common Areas or the exterior of the Building that are required by Legal Requirements and the cost of such alterations or modifications shall (x) constitute an Operating Expense (except to the extent the cost thereof is excluded from Operating Expenses pursuant to Section 5 hereof) to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located, or (y) be at Tenant’s expense (to the extent such Legal Requirement is triggered by reason of Tenant’s, as compared to other tenants of the Project, particular use of the Premises as opposed to general research, development, laboratory, and office use or Alterations (as defined in Section 12 below)). Except as otherwise expressly provided in the 2 immediately preceding sentences, Tenant, at its sole expense, shall make any alterations or modifications to the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA) related to Tenant’s particular use or occupancy of the Premises (as opposed to general research, development, laboratory, and office use or occupancy) and any Alterations. Notwithstanding any other provision herein to the contrary (other than the first sentence of this Section 7(b)), Tenant shall be responsible for any and all Claims (as defined in Section 16) arising out of or in connection with Legal Requirements related to Tenant’s particular use or occupancy of the Premises (as opposed to general research, development, laboratory, and office use or occupancy) or any Alterations.

(c) Sustainability. Tenant acknowledges that Landlord may, but shall not be obligated to, seek to obtain Leadership in Energy and Environmental Design (LEED), WELL Building Standard, or other similar “green” certification with respect to the Project and/or the Premises, and Tenant agrees to reasonably cooperate with Landlord, and to provide such information and/or documentation as Landlord may reasonably request, in connection therewith, but at no cost to Tenant.

8. Holding Over. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (a) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to (i) (A) for the first 30 days following the expiration or earlier termination of the Term, 125% of Base Rent in effect during the last 30 days of the Term, and (B) if such occupancy shall continue for more than 30 days following the expiration or earlier termination of the Term, 150% of Base Rent in effect during the last 30 days of the Term, plus (ii) Tenant’s Share of Operating Expenses, plus (iii) all other amounts payable by Tenant under this Lease, and (b) if such occupancy shall continue for more than 30 days following the expiration or earlier termination of the Term, Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over including, without limitation, consequential damages; provided, however, that if Tenant delivers a written inquiry to Landlord within 30 days prior to the expiration or earlier

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termination of the Term, Landlord will notify Tenant whether the potential exists for consequential damages. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

9. Taxes. Landlord shall pay, as part of Operating Expenses (except to the extent expressly excluded from Operating Expenses pursuant to Section 5), all taxes, levies, fees, assessments and governmental charges of any kind, existing as of the Commencement Date or thereafter enacted (collectively referred to as “Taxes”), imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (a) imposed on or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (b) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (c) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (d) assessed or imposed by, or at the direction of, or resulting from Legal Requirements, or interpretations thereof, promulgated by any Governmental Authority, or (e) imposed as a license or other fee, charge, tax, or assessment on Landlord’s business or occupation of leasing space in the Project. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. If any such Taxes are levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and regardless of whether such improvements or alterations are affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord within 30 days after Tenant’s receipt of demand therefor from Landlord.

If Landlord secures an abatement or refund for the Project for a period during the Term during which Tenant paid Tenant’s Share of Taxes, Tenant shall receive Tenant’s Share of such abatement or refund (i.e., the net amount after paying all reasonable costs and expenses of securing the abatement or refund, including reasonable attorneys’ fees) as a credit to be applied by Landlord against Operating Expenses next coming due (or, if no further Operating Expenses are due from Tenant under this Lease and Tenant is not in Default under this Lease, a cash payment to Tenant).

Notwithstanding anything to the contrary herein, Landlord shall only charge Tenant for assessments as if those assessments were paid by Landlord over the longest possible term which Landlord is permitted to pay for the applicable assessments without additional charge other than interest, if any, provided under the terms of the underlying assessments.

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10. Parking. Subject to all applicable Legal Requirements, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder, Tenant shall have the right, at no additional cost during the Base Term, to use 142 parking spaces, which parking spaces shall be located as follows: (i) 112 of the parking spaces shall be located in the non-reserved parking areas of the subterranean parking structure beneath the Building and surface parking lot serving the Building, in common with other tenants of the Building, and (ii) 30 of the parking spaces shall be located in the non-reserved parking areas of the parking structure located at 3033/3035 Science Park Road, subject in each case to Landlord’s rules and regulations. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project. Notwithstanding the foregoing limitations, if any Legal Requirement, Force Majeure event, Taking or exercise by Landlord of its rights hereunder results in a reduction of parking spaces available to Tenant below 142 parking spaces, Landlord shall provide Tenant with substitute parking spaces within the Project to maintain Tenant’s total parking allocation at 142 parking spaces.

11. Utilities; Services.

(a) Generally. Landlord shall provide or cause to be provided to the Premises, subject to the terms of this Section 11, (i) water, (ii) electricity (including lights and plugs), (iii) heat, ventilation and air conditioning (collectively, “HVAC”), (iv) power, and (v) sewer (collectively, “Utilities”). Landlord shall pay, as Operating Expenses or subject to Tenant’s direct reimbursement obligation as provided for below, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any Taxes, penalties, surcharges or similar charges thereon. As part of the Tenant Improvements, the Premises will be separately metered for electricity. Landlord may cause, at Landlord’s expense (except to the extent necessary as a result of Tenant’s disproportionate use of Utilities in which case Tenant shall pay the cost), any other Utilities to be separately metered or charged directly to Tenant by the provider. Commencing on the Commencement Date, Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services (which may include, among other Utilities and services, telephone and internet service) which may be furnished to Tenant or the Premises during the Term. Commencing on the Commencement Date, Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of Utilities from any cause whatsoever shall result in eviction or constructive eviction of Tenant, termination of this Lease or, except as otherwise provided in the immediately following paragraph, the abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use. Utilities shall be available to the Premises 24 hours per day, 7 days per week, except in the case of emergencies, as the result of Legal Requirements, the failure of any Utility provider to provide such Utilities, the performance by Landlord or any Utility provider of any installation, maintenance or repairs, or any other temporary interruptions.

Notwithstanding anything to the contrary set forth herein, if (i) a stoppage of a Utility Service (as defined below) to the Premises shall occur and such stoppage is due solely to the gross negligence or willful misconduct of Landlord and not due in any part to any act or omission on the part of Tenant or any Tenant Party or any matter beyond Landlord’s reasonable control (any such stoppage of a Utility Service being hereinafter referred to as a “Service Interruption”), and (ii) such Service Interruption continues for more than 3 consecutive business days after Landlord shall have received written notice thereof from Tenant, and (iii) as a result of such Service Interruption, the conduct of Tenant’s normal operations in the Premises are materially and adversely affected, then there shall be an abatement of one day’s Base Rent for each day during which such Service Interruption continues after such 3 business day period; provided, however, that if any part of the Premises is reasonably useable for Tenant’s normal business operations or if Tenant conducts all or any part of its operations in any portion of the Premises notwithstanding such Service Interruption, then the amount of each daily abatement of Base Rent shall only be proportionate to the nature and extent of the interruption of Tenant’s normal operations or ability to use the Premises. The rights granted to Tenant under this paragraph shall be Tenant’s sole and exclusive remedy resulting from a failure of Landlord to provide services, and Landlord shall not otherwise be liable for any loss or damage suffered or sustained by Tenant resulting from any failure or cessation of services. For purposes hereof,

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the term “Utility Service” shall mean the following services: HVAC service, water, sewer and electricity, but in each case only to the extent that Landlord has an obligation to provide same to Tenant under this Lease.

(b) Janitorial. Landlord shall, as part of Operating Expenses, provide or cause to be provided with respect to the Common Areas only, refuse and trash collection and janitorial services. Tenant shall be responsible for contracting directly with a vendor reasonably acceptable to Landlord and paying for its own janitorial services for the Premises.

(c) Emergency Generator. Subject to the terms of this Section 11(c), Tenant shall have the right to use the emergency generator serving the Premises as of the Commencement Date in common with others having the right thereto. Landlord’s sole obligation for either providing emergency generators or providing emergency back-up power to Tenant shall be: (i) to provide an emergency generator with not less than the capacity of the emergency generator located at the Building as of the Commencement Date (which emergency generator is designed to have a capacity of 1250 kW of power), and (ii) to contract with a third party to maintain the emergency generator as per the manufacturer’s standard maintenance guidelines. Except as otherwise provided in the immediately preceding sentence, Landlord shall have no obligation to provide Tenant with operational emergency generators or back-up power or to supervise, oversee or confirm that the third party maintaining the emergency generator is maintaining the generator as per the manufacturer’s standard guidelines or otherwise. Notwithstanding anything to the contrary contained herein, Landlord shall, periodically as part of the maintenance of the Building, run the emergency generator for a period reasonably determined by Landlord for the purpose of determining whether it operates when started. Landlord shall, upon written request from Tenant (not more frequently than once per calendar year), make available for Tenant’s inspection the maintenance contract and maintenance records for the emergency generators for the 12 month period immediately preceding Landlord’s receipt of Tenant’s written request. During any period of replacement, repair or maintenance of the emergency generator when the emergency generator is not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with an alternative back-up generator or generators or alternative sources of back-up power. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such emergency generator will be operational at all times or that emergency power will be available to the Premises when needed.

(d) Energy Usage Data. With respect to separately metered Utilities provided to the Premises that are paid for by Tenant directly to the Utility provider, if any, Tenant agrees to provide Landlord with access to Tenant’s water and energy usage data on a monthly basis, by providing Tenant’s applicable utility login credentials to Landlord’s designated online portal. The costs and expenses incurred by Landlord in connection with receiving and analyzing such water and energy usage data (including, without limitation, as may be required pursuant to applicable Legal Requirements) shall be included as part of Operating Expenses.

12. Alterations and Tenant’s Property.

(a) Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other than by ordinary plugs or jacks) to Building Systems (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion if any such Alteration affects the Building structure or Building Systems and shall not be otherwise unreasonably withheld. Tenant may, subject to this terms of this Section 12, construct nonstructural, cosmetic Alterations in the Premises without Landlord’s prior approval if the aggregate cost of all such work in any 12 month period does not exceed $150,000 (a “Notice-Only Alteration”), provided Tenant notifies Landlord in writing, which notice shall be delivered to Landlord not less than 15 business days in advance of any proposed construction, of such intended Notice-Only Alteration along with a description of the scope of such Notice-Only Alteration (and, if applicable, the plans and specifications for such Notice-Only Alteration) and a list of the identities

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and mailing addresses of all persons performing work or supplying materials. Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of Alterations, including Notice-Only Alterations, as Landlord may deem appropriate in Landlord’s reasonable discretion. Any request for approval of an Alteration shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. If Landlord fails to respond within such 15 business day period, then Tenant shall provide Landlord with a second written notice stating in bold and all caps 12 point font that Landlord’s failure to respond to Tenant’s Alteration request within 5 business days after Landlord’s receipt of the second notice shall be deemed approval by Landlord, and if Landlord does not respond within such 5 business day period, then Landlord shall be deemed to have approved such Alteration request. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with applicable insurance requirements and applicable Legal Requirements, and shall, subject to Section 7, implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, on demand an amount equal to 3% of all charges incurred by Tenant or its contractors or agents in connection with any Alteration (not including Notice-Only Alterations, with respect to which Tenant shall reimburse Landlord for any reasonably out-of-pocket costs actually incurred by Landlord, if any) to cover Landlord’s overhead and expenses for plan review, coordination, scheduling and supervision. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any reasonable and documented out-of-pocket expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

(b) Upon Landlord’s written request, Tenant shall furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens. With respect to all Alterations, Tenant shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers’ compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for any such Alteration for which “as-built” plans are available.

(c) Other than (i) the items, if any, listed on Exhibit F attached hereto, (ii) any items agreed by Landlord in writing to be included on Exhibit F in the future (which agreement shall not be unreasonably withheld, conditioned or delayed), and (iii) any trade fixtures, machinery, equipment and other personal property not paid for out of the TI Fund (as defined in the Work Letter) or otherwise paid for all or in part by Landlord that may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hook-ups behind walls) by Tenant during the Term (collectively, “Tenant’s Property”), all Alterations, all fixtures, and all partitions, hardware, built-in machinery, built-in casework and cabinets and other similar additions, equipment, property and improvements built into the Premises so as to become an integral part of the Premises, including, without limitation, fume hoods that penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, clean rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built- in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch (collectively, “Installations”) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof in accordance with Section 28 upon the expiration or earlier termination of this Lease. Notwithstanding the foregoing, Landlord may, at the time its approval of any such Installation is requested, or at the time it receives notice of a Notice-Only Alteration, notify Tenant that Landlord requires that Tenant remove such Installation upon the

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expiration or earlier termination of the Term, in which event Tenant shall remove such Installation in accordance with the immediately succeeding sentence. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant’s Property that was plumbed, wired or otherwise connected to any of the Building Systems, capping off all such connections behind the walls of the Premises and repairing any holes. Any restoration period beyond the expiration or earlier termination of the Term shall constitute a hold over pursuant to Section 8. If Landlord is requested by Tenant or any lender, lessor or other person or entity claiming an interest in any of Tenant’s Property to waive any lien Landlord may have against any of Tenant’s Property, and Landlord consents to such waiver, Tenant shall pay to Landlord an administrative fee of $2,500 for the preparation and/or negotiation of each such lien waiver.

13. Landlord’s Repairs. Landlord, as part of Operating Expenses (except to the extent excluded from Operating Expenses pursuant to Section 5 or except as otherwise expressly set forth in the fifth full paragraph of Section 2), shall maintain (a) all of the structural, roof (including the roof membrane), exterior, parking and other Common Areas of the Project, and (b) all Building systems serving both the Premises and other portions of the Project including, without limitation, HVAC, plumbing, and fire sprinklers (collectively, “Building Systems”), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant’s assignees, sublessees, licensees, agents, servants, employees, invitees and contractors (or any of Tenant’s assignees, sublessees and/or licensees respective agents, servants, employees, invitees and contractors) (collectively, “Tenant Parties”) excluded. Subject to the waiver of subrogation set forth in Section 17, losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until such repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 48 hours advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this paragraph of which Tenant has actual knowledge, after which Landlord shall make a commercially reasonable effort to effect such repair within a reasonable period taking into account the nature of the repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance. Tenant shall have the self-help rights set forth in Section 31. Tenant waives its rights under any state or local law to terminate this Lease or, except as set forth in Section 31, to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

14. Tenant’s Repairs. Subject to Section 13 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, non-structural components of windows, interior non-structural walls, the interior side of demising walls and any mechanical systems or equipment exclusively serving the Premises. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 days of Landlord’s notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant for Landlord’s reasonable and documented out-of-pocket costs within 10 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the reasonable and documented out-of-pocket costs of such cure from Tenant. Subject to Sections

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17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party.

Notwithstanding anything to the contrary contained in this Lease, as of the Commencement Date, the maintenance and repair obligations for the Premises shall be allocated between Landlord and Tenant as set forth on Exhibit I attached hereto. The maintenance obligations allocated to Tenant pursuant to Exhibit I (the “Tenant Maintenance Obligations”) shall be performed by Tenant at Tenant’s sole cost and expense. The Tenant Maintenance Obligations shall include the procurement and maintenance of contracts, in form and substance reasonably satisfactory to Landlord, with copies to Landlord upon Landlord’s written request, for and with contractors reasonably acceptable to Landlord specializing and experienced in the respective Tenant Maintenance Obligations. Notwithstanding anything to the contrary contained herein, the scope of work of any such contracts entered into by Tenant pursuant to this paragraph shall, at a minimum, comply with manufacturer’s recommended maintenance procedures for the optimal performance of the applicable equipment. Landlord shall, notwithstanding anything to the contrary contained in this Lease, have no obligation to perform any Tenant Maintenance Obligations. The Tenant Maintenance Obligations shall not include the right or obligation on the part of Tenant to make any structural and/or capital repairs or improvements to the Project that would constitute Capital Expenditures, and Landlord shall, during any period that Tenant is responsible for the Tenant Maintenance Obligations, continue, as part of Operating Expenses (except to the extent excluded from Operating Expenses pursuant to Section 5 or except as otherwise expressly set forth in the fifth full paragraph of Section 2), to be responsible, as provided in the immediately preceding paragraph, for Capital Expenditures required to be made to the Project. If Tenant fails to maintain any portion of the Premises for which Tenant is responsible as part of the Tenant Maintenance Obligations in a manner reasonably acceptable to Landlord within the requirements of this Lease, Landlord shall have the right, but not the obligation, to provide Tenant with written notice thereof and to assume said Tenant Maintenance Obligation(s) if Tenant does not commence to cure Tenant’s failure within 10 days after receipt of such notice and thereafter diligently prosecute such cure to completion.

15. Mechanic’s Liens. Tenant shall fully discharge of record from title or from the public record, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 30 days after Tenant receives notice of the filing thereof, at Tenant’s sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to fully discharge of record any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the reasonable and documented out-of-pocket costs incurred by Landlord in connection therewith shall be due from Tenant as Additional Rent within 10 days after written demand therefor. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in the suite number designated to the Premises in the Basic Lease Provisions.

16. Indemnification. Subject to the waiver of subrogation set forth in Section 17, Tenant hereby indemnifies and agrees to defend, save and hold Landlord, its officers, directors, employees, managers, members, partners, agents, sub-agents, affiliates and lease signatories (collectively, “Landlord Indemnified Parties”) harmless from and against any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys’ fees, charges and disbursements and costs of suit) (collectively, “Claims”) for injury or death to persons or damage to property occurring within or about the Premises or the Project arising directly or indirectly out of the use or occupancy of the Premises or the Project by Tenant or any Tenant Parties (including, without limitation, any act,

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omission or neglect by Tenant or any Tenant’s Parties in or about the Premises or at the Project) or a breach or default by Tenant in the performance of any of its obligations hereunder, except to the extent caused by the willful misconduct or gross negligence of Landlord Indemnified Parties. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord Indemnified Parties shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party or Tenant Parties. The provisions of this Section 16 shall survive the expiration or earlier termination of this Lease.

17. Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance, covering the full replacement cost of the Project (not including any property and improvements required to be insured by Tenant pursuant to the immediately following paragraph). Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer’s cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance that Landlord reasonably deems necessary as a result of Tenant’s use of the Premises.

Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of Landlord’s Furniture and all property and improvements installed or placed in the Premises by Tenant at Tenant’s expense; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with employers liability limits of $1,000,000 bodily injury by accident – each accident, $1,000,000 bodily injury by disease – policy limit, and $1,000,000 bodily injury by disease – each employee; and commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises. The commercial general liability insurance maintained by Tenant shall include Alexandria Real Estate Equities, Inc. (“ARE”), and Landlord, its officers, directors, employees, managers, members, partners, agents, sub-agents, affiliates and lease signatories (collectively, “Landlord Insured Parties”), as additional insureds; insure on an occurrence and not a claims-made basis; be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in “Best’s Insurance Guide”; not contain a hostile fire exclusion; contain a contractual liability endorsement; and provide primary coverage to Landlord Insured Parties (any policy issued to Landlord Insured Parties providing duplicate or similar coverage shall be deemed excess over Tenant’s policies, regardless of limits). Tenant shall (i) provide Landlord with 30 days advance written notice of cancellation of such commercial general liability policy, and (ii) request Tenant’s insurer to endeavor to provide 30 days advance written notice to Landlord of cancellation of such commercial general liability policy (or 10 days in the event of a cancellation due to non-payment of premium). Certificates of insurance showing the limits of coverage required hereunder and showing the Landlord Insured Parties and Additional Insured Parties (as defined below) as an additional insureds, shall be delivered to Landlord by Tenant (i) concurrent with Tenant’s delivery to Landlord of a copy of this Lease executed by Tenant, and (ii) prior to each renewal of said insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

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Upon written request of Landlord, Tenant shall, in addition to the Landlord Insured Parties, include the following parties as additional insureds under Tenant’s commercial general liability insurance (collectively, “Additional Insured Parties”): (i) any Holder of a Mortgage encumbering the Project or any portion thereof, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors (“Related Parties”), in connection with any loss or damage thereby insured against. Notwithstanding anything to the contrary contained in this Lease, neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, regardless of the negligence of the party to this Lease receiving the benefit of the waiver, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

Landlord may require insurance policy limits to be raised to conform with requirements of any Holder of a Mortgage encumbering the Project or any portion thereof and/or to bring coverage limits to levels then being generally required of new tenants within the Project; provided, however, that the increased amount of coverage is consistent with coverage amounts then being required by institutional owners of similar projects with tenants occupying similar size premises in the geographical area in which the Project is located.

18. Restoration. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (the “Restoration Period”). If the Restoration Period is estimated to exceed 18 months (the “Maximum Restoration Period”), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction; provided, however, that notwithstanding Landlord’s election to restore, Tenant may elect to terminate this Lease by written notice from Tenant to Landlord delivered within 10 business days of receipt of a notice from Landlord estimating a Restoration Period for the Premises longer than the Maximum Restoration Period. Unless either Landlord or Tenant so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises to the condition existing immediately prior to the casualty (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, or Tenant may by written notice from Tenant to Landlord delivered within 10 business days of the expiration of the Maximum Restoration Period or, if longer, the Restoration Period, elect to terminate this Lease, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but

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Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant.

Promptly following the date that Landlord makes the Premises available to Tenant for Tenant’s repairs and/or restoration, Tenant shall, at Tenant’s expense, promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure events or to obtain Hazardous Materials Clearances, all repairs or restoration (which restoration shall be performed as an Alteration in accordance with Section 12) not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, either Landlord or Tenant may terminate this Lease upon written notice to the other if the Premises are damaged during the last 2 years of the Term and Landlord reasonably estimates that it will take more than 4 months to repair such damage; provided, however, that such notice is delivered within 10 business days after the date that Landlord provides Tenant with written notice of the estimated Restoration Period. Notwithstanding anything to the contrary contained herein, Landlord shall also have the right to terminate this Lease if insurance proceeds are not available for such restoration. Base Rent shall be abated from the date all required Hazardous Materials Clearances are obtained until the Premises are repaired and restored, in the proportion that the area of the Premises, if any, that is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable for the temporary conduct of Tenant’s business, such suitability determined by Tenant in Tenant’s reasonable discretion. In the event that no Hazardous Materials Clearances are required to be obtained by Tenant with respect to the Premises, Base Rent shall be abated commencing on the date of discovery of the damage or destruction. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18, Tenant waives any right to terminate this Lease by reason of damage or casualty loss.

The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation that is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

19. Condemnation. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking would either prevent or materially interfere with Tenant’s use of the Premises or materially interfere with or impair Landlord’s ownership or operation of the Project, then upon written notice by Landlord or Tenant to the other this Lease shall terminate and Rent shall be apportioned as of such date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses and the Rent payable hereunder during the unexpired Term shall be adjusted accordingly under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for personal property, moving expenses and damage to Tenant’s trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

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20. Events of Default. Each of the following events shall be a default (“Default”) by Tenant under this Lease:

(a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Landlord will give Tenant written notice and an opportunity to cure any failure to pay Rent within 3 business days of any such notice not more than once in any 12 month period and Tenant agrees that such notice shall be in lieu of and not in addition to, or shall be deemed to be, any notice required by law.

(b) Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 5 days before the expiration of the current coverage.

(c) Abandonment. Tenant shall abandon the Premises. Tenant shall not be deemed to have abandoned the Premises if Tenant provides Landlord with reasonable advance notice prior to vacating and, at the time of vacating the Premises, (i) Tenant completes Tenant’s obligations under the Decommissioning and HazMat Closure Plan in compliance with Section 28, (ii) Tenant has obtained the release of the Premises of all Hazardous Materials Clearances and the Premises are free from any residual impact from the Tenant HazMat Operations and provides reasonably detailed documentation to Landlord confirming such matters, (iii) Tenant has made reasonable arrangements with Landlord for the security of the Premises for the balance of the Term, and (iv) Tenant continues during the balance of the Term to satisfy and perform all of Tenant’s obligations under this Lease as they come due.

(d) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

(e) Liens. Tenant shall fail to fully discharge or record or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 30 days after any such lien is filed against the Premises.

(f) Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief”); (C) become the subject of any Proceeding for Relief that is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

(g) Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 business days after a second written notice requesting such document.

(h) Financial Information. Tenant fails to provide any financial information required to be delivered by Tenant to Landlord pursuant to Section 43(c) following written request from Landlord, within 5 business days after a second written notice requesting such financial information.

(i) Security Deposit. Tenant fails to comply with the requirements of Section 6 within the time periods set forth in Section 6.

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(j) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 30 days after written notice thereof from Landlord to Tenant. Any notice given under Section 20(j) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice. Notwithstanding the foregoing, if the nature of Tenant’s default pursuant to Section 20(j) is such that it cannot be cured by the payment of funds, does not affect the safety, security or integrity of the Building or Building Systems or affect other occupants of the Project and reasonably requires more than 30 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 30 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 90 days from the date of Landlord’s notice.

21. Landlord’s Remedies.

(a) Payment By Landlord; Interest. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All reasonable and documented out-of-pocket sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 10% per annum or the highest rate permitted by law (the “Default Rate”), whichever is less, shall be payable to Landlord within 10 days after written demand therefor as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

(b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges that may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum equal to 6% of the overdue Rent as a late charge. Notwithstanding the foregoing, before assessing a late charge the first time in any calendar year, Landlord shall provide Tenant written notice of the delinquency and will waive the right to such late charge if Tenant pays such delinquency within 5 days thereafter. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

(c) Remedies. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

(i) Terminate this Lease, or at Landlord’s option, Tenant’s right to possession only, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy that it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor;

(ii) Upon any termination of this Lease, whether pursuant to the foregoing Section 21(c)(i) or otherwise, Landlord may recover from Tenant the following:

(A) The worth at the time of award of any unpaid rent that has been earned at the time of such termination; plus

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(B) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(C) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(D) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or that in the ordinary course of things would be likely to result therefrom, specifically including, but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

(E) At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term “rent” as used in this Section 21 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 21(c)(ii)(A) and (B), above, the “worth at the time of award” shall be computed by allowing interest at the Default Rate. As used in Section 21(c)(ii)(C) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

(iii) Landlord may continue this Lease in effect after Tenant’s Default and recover rent as it becomes due (Landlord and Tenant hereby agreeing that Tenant has the right to sublet or assign hereunder, subject only to the terms of Section 22). Accordingly, if Landlord does not elect to terminate this Lease following a Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies hereunder, including the right to recover all Rent as it becomes due.

(iv) Whether or not Landlord elects to terminate this Lease following a Default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord’s sole discretion, succeed to Tenant’s interest in such subleases, licenses, concessions or arrangements. Upon Landlord’s election to succeed to Tenant’s interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

(v) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 30(d) hereof, at Tenant’s expense.

(vi) Landlord shall have the right to suspend the performance of Landlord’s Work (and each day of such suspension shall constitute a Tenant Delay).

(d) Effect of Exercise. Exercise by Landlord of any remedies hereunder or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, it being understood that such surrender and/or termination can be effected only by the express written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or

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manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same and shall not be deemed a waiver of Landlord’s right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of Rent or other payment with knowledge of the Default of any covenant hereof shall not be deemed a waiver of such Default, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. To the greatest extent permitted by law, Tenant waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. Any reletting of the Premises or any portion thereof shall be on such terms and conditions as Landlord in its sole discretion may determine. Landlord shall not be liable for, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises or collect rent due in respect of such reletting or otherwise to mitigate any damages arising by reason of Tenant’s Default.

22. Assignment and Subletting.

(a) General Prohibition. Without Landlord’s prior written consent subject to and on the conditions described in this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign, transfer, allocate, or otherwise make or suffer any disposition of this Lease or any of its rights or obligations hereunder, including, without limitation, to a corporation or other entity which is a successor-in-interest to Tenant by the purchase of all or substantially all of the assets or the ownership interests of Tenant, or enter into or suffer any merger, consolidation, corporate division, reorganization or restructuring, or sublease the Premises or any part thereof, or mortgage, pledge, or hypothecate its leasehold interest, or grant any concession or license within the Premises, or enter into or suffer any transaction or event that would have the effect of any of the foregoing (any of the transactions or events described above in this sentence being sometimes referred to herein as a “Transfer”), and any Transfer or attempted Transfer without Landlord’s prior written consent in each instance, other than pursuant to a Permitted Assignment (as defined below), shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof that are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or transaction or series of transfers or transactions whereby 49% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities that were owners thereof as of the Effective Date to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company as of the Effective Date, shall be deemed a Transfer requiring the consent of Landlord as provided in this Section 22.

(b) Permitted Transfers. If Tenant desires, following the Commencement Date, to effectuate a Transfer other than pursuant to a Permitted Assignment, then at least 15 business days, but not more than 45 business days, before the date Tenant desires the Transfer to be effective (the “Transfer Date”), Tenant shall give Landlord a notice (the “Transfer Notice”) containing such information about the proposed assignee, sublessee or other Transfer counterparty (as applicable, “Transferee”), including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Transfer Date, any relationship between Tenant and the proposed Transferee, and all material terms and conditions of the proposed Transfer, including a copy of any proposed assignment, sublease or other transaction document in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 15 business days after receipt of the Transfer Notice: (i) grant such consent (provided that Landlord shall further have the right to review and approve or disapprove the proposed form of assignment, sublease or other transaction document prior to the effective date of any such Transfer), which consent and approval of the proposed form of assignment, sublease or other transaction document shall not be unreasonably withheld, conditioned or delayed, (ii) refuse such consent, in its reasonable discretion with respect to an assignment or sublease, and in its sole discretion with respect to any other Transfer; or (iii) terminate this Lease with respect to the space described in the Transfer Notice or otherwise subject to the Transfer, as of the Transfer Date (a “Transfer Termination”). Among other reasons, it shall be reasonable for Landlord to withhold its consent in any of these instances: (1) the proposed Transferee is a governmental agency; (2) in Landlord’s reasonable

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judgment, the use of the Premises by the proposed Transferee would entail any alterations that would lessen the value of the leasehold improvements in the Premises, or would require increased services by Landlord; (3) in Landlord’s reasonable judgment, the proposed Transferee is engaged in areas of scientific research or other business concerns that are controversial; (4) in Landlord’s reasonable judgment, the proposed Transferee lacks the creditworthiness to support the financial obligations it will have or incur under the proposed Transfer, without taking into account any limitations on such liabilities under insolvency, bankruptcy, or similar laws; (5) in Landlord’s reasonable judgment, the character, reputation, or business of the proposed Transferee is inconsistent with the desired tenant-mix or the quality of other tenancies in the Project or is inconsistent with the type and quality of the nature of the Building; (6) Landlord or an affiliate of Landlord has received from any prior landlord to the proposed Transferee a negative report concerning such prior landlord’s experience with the proposed Transferee; (7) Landlord or an affiliate of Landlord has experienced previous defaults by or is in litigation with the proposed Transferee; (8) the use of the Premises by the proposed Transferee will violate any applicable Legal Requirement; (9) intentionally omitted; (10) the proposed Transferee is an entity with whom Landlord is negotiating to lease space in the Project; (11) the Transfer is prohibited by the Holder of a Mortgage encumbering all or a portion of the Project; or (12) in Landlord’s reasonable judgment, the Transfer is intended to or has the effect of undermining the ability or likelihood of Tenant’s or Transferee’s compliance with this Lease. If Landlord delivers notice of its election to exercise a Transfer Termination, Tenant shall have the right to withdraw such Transfer Notice by written notice to Landlord of such election within 5 business days after Landlord’s notice electing to exercise the Transfer Termination. If Tenant withdraws such Transfer Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Transfer Notice, this Lease, and the term and estate herein granted, shall terminate as of the Transfer Date with respect to the space described in such Transfer Notice or otherwise subject to the Transfer. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Transfer Notice, shall be deemed to be Landlord’s consent to the proposed Transfer. Tenant shall pay to Landlord a fee equal to Two Thousand Five Hundred Dollars ($2,500) in connection with its consideration of any Transfer Notice and/or its preparation or review of any consent documents. Notwithstanding anything to the contrary contained in this Lease, Landlord’s consent to an assignment of this Lease or a subletting of any portion of the Premises (but not any other Transfer) to any entity controlling, controlled by or under common control with Tenant that is otherwise in compliance with this Section 22 including Section 22(d) (a “Control Permitted Assignment”) shall not be required so long as with respect to any assignment to a Control Permitted Assignment, the net worth (as determined in accordance with generally accepted accounting principles (“GAAP”)) of the assignee and the creditworthiness of the assignee to support the financial obligations it will have or incur under the proposed assignment (without taking into account any limitations on such liabilities under insolvency, bankruptcy, or similar laws) are not less than the greater of the net worth (as determined in accordance with GAAP) and equivalent creditworthiness of Tenant as of (A) the Commencement Date, or (B) as of the date of Tenant’s most current quarterly or annual financial statements, and provided that Tenant and any assignee or sublessee shall execute a commercially reasonable form of acknowledgment of assignment or sublease, as applicable, on or before the effective date of the Control Permitted Assignment.

In addition, notwithstanding anything to the contrary in this Lease, Tenant shall have the right to assign this Lease (but not engage in any other Transfer), upon 30 days prior written notice to Landlord ((x) unless Tenant is prohibited from providing such notice by applicable Legal Requirements in which case Tenant shall notify Landlord within 5 business days thereafter, and (y) if the assignment is subject to confidentiality requirements but Tenant is permitted to disclose the assignment to a party that signs a non-disclosure agreement, Tenant’s advance notification shall be subject to Landlord’s execution of a non-disclosure agreement reasonably acceptable to Landlord and Tenant) but without obtaining Landlord’s prior written consent (and without triggering a Transfer Termination), to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or non-bankruptcy corporate reorganization, provided that (i) such merger, consolidation, or corporate reorganization, as the case may be, is for a good business purpose and not principally for the purpose of transferring this Lease and/or other obligations of Tenant, and (ii) the net worth (as determined in accordance with GAAP) of the assignee or other successor-in-interest, and the creditworthiness of the assignee or other successor-in-interest to support the financial obligations it will have or incur under the proposed assignment or other transaction, without taking into account any limitations on such liabilities under insolvency, bankruptcy, or similar laws,

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are not less than the greater of the net worth (as determined in accordance with GAAP) and equivalent creditworthiness of Tenant as of (A) the Commencement Date, or (B) as of the date of Tenant’s most current quarterly or annual financial statements, and (iii) if the then-current Tenant is not the surviving entity, then on or before the effective date of the Corporate Permitted Assignment, Tenant and the assignee or other successor-in-interest shall execute a reasonable form of acknowledgment of assignment acceptable to Landlord pursuant to which, among other things, such assignee or other successor-in-interest shall agree to assume or have assumed all of the terms, covenants and conditions of this Lease, and the assignee or other successor-in-interest shall deliver a certificate of insurance to Landlord satisfying the Tenant’s insurance requirements under Section 17 (a “Corporate Permitted Assignment”).

Control Permitted Assignments and Corporate Permitted Assignments are hereinafter referred to as “Permitted Assignments.” Notwithstanding anything to the contrary contained in this Lease or in the Work Letter, in no event shall Landlord be required to agree to any Changes (as such term is defined in the Work Letter) to Landlord’s Work in connection with any assignment or sublease, including any Permitted Assignment.

(c) Additional Conditions. As a condition to any Transfer, whether or not Landlord’s consent is required, Landlord may require:

(i) that any Transferee agree, in writing at the time of such Transfer, that if Landlord gives such party notice that Tenant is in default under this Lease, such Transferee shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under this Lease, and any such Transferee shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii) A list of Hazardous Materials, certified by the proposed Transferee to be true and correct, which the proposed Transferee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed Transferee in the Premises or on the Project, prior to the proposed Transfer, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed Transferee is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(d) No Release of Tenant, Sharing of Excess Rents. Notwithstanding any Transfer, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of the other obligations of the “Tenant” party under this Lease, arising before or after the date of the Transfer. Except in connection with a Permitted Assignment, if the rent due and payable by a Transferee (or a combination of the rental payable under such Transfer plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the Base Rent and Operating Expenses payable under this Lease with respect to the applicable portion of the Premises (excluding however, any Rent payable under this Section) and actual and reasonable and customary brokerage fees, legal costs, improvement allowances, and any design or construction fees (collectively, the “Sublease/Assignment Costs”) directly related to and required pursuant to the terms of any Transfer (“Excess Rents”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 business days following receipt thereof by Tenant. For the purpose of calculating Excess Rents, the Sublease/Assignment Costs shall be

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amortized on a straight-lined basis over the term of the applicable sublease or assignment. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

(e) No Waiver. The consent by Landlord to any Transfer shall not relieve Tenant or any Transferee from obtaining the consent of Landlord to any further Transfer nor shall it release Tenant or any Transferee of Tenant from full and primary liability under this Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any Transfer.

(f) Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 22, if (i) the proposed Transferee has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed Transferee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed Transferee, Landlord shall have the absolute right to refuse to consent to any Transfer to any such Transferee.

23. Estoppel Certificate. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that, to Tenant’s actual knowledge, there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be reasonably requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s failure to deliver such statement within 5 business days after Tenant’s receipt of a second written notice from Landlord shall be conclusive upon Tenant that this Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

24. Quiet Enjoyment. So long as Tenant is not in Default under this Lease, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

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25. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

26. Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project, which rules and regulations (i) shall be applied in a non-discriminatory manner, (ii) shall not unreasonably and materially interfere with the rights granted to Tenant under this Lease or Tenant’s use of the Premises for the Permitted Use, and (iii) Landlord shall provide reasonable advance written notice to Tenant thereof. Such rules and regulations may include, without limitation, rules and regulations relating to the use of the Project Amenities and/or rules and regulations which are intended to encourage social distancing, promote and protect health and physical well-being within the Building and the Project and/or intended to limit the spread of communicable diseases and/or viruses of any kind or nature that are more virulent than the seasonal flu (collectively, “Infectious Conditions”). The current rules and regulations are attached hereto as Exhibit E. If there is any conflict between such rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

27. Subordination. This Lease and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust.

Landlord hereby represents that, as of the Effective Date, there is no existing Mortgage encumbering the Project. Upon written request from Tenant, Landlord agrees to use reasonable efforts to cause the Holder of any future Mortgage to enter into a subordination, non-disturbance and attornment agreement (“SNDA”) with Tenant with respect to this Lease. The SNDA shall be on the Holder’s form and Tenant shall pay as Additional Rent the Holder’s fees and costs in connection with obtaining such SNDA; provided, however, that Landlord shall request that Holder make any reasonable changes to the SNDA requested by Tenant. Landlord’s failure to cause the Holder to enter into the SNDA with Tenant (or make any of the changes requested by Tenant) despite such efforts shall not be a default by Landlord under this Lease.

28. Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in broom clean condition (a) in the same condition as received (except for any Alterations or Installations permitted by Landlord to remain in the Premises pursuant to Section 12), subject to ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19, (b) with all wires, cables or similar equipment which Tenant has installed in the Premises or in the risers or plenums of the Building removed, (c) free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by

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any person other than Landlord or any of Landlord’s employees, agents and contractors (collectively, “Tenant HazMat Operations”), and (d) released of all Hazardous Materials Clearances. At least 3 months prior to the surrender of the Premises or such earlier date as Tenant may elect to cease operations at the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (i.e., for all of the same uses permitted at the Project prior to the date of this Lease)(the “Decommissioning and HazMat Closure Plan”). Such Decommissioning and HazMat Closure Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord’s environmental consultant. In connection with the review and approval of the Decommissioning and HazMat Closure Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall reasonably request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Decommissioning and HazMat Closure Plan shall have been satisfactorily completed and Landlord shall have the right to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of this Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall pay a fee to Landlord in the amount of $5,000 for the review of the Decommissioning and HazMat Closure Plan and Tenant’s implementation of the same by Landlord’s environmental consultant. Landlord shall have the unrestricted right to deliver such Decommissioning and HazMat Closure Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties.

If Tenant shall fail to prepare or submit a Decommissioning and HazMat Closure Plan approved by Landlord, or if Tenant shall fail to complete the approved Decommissioning and HazMat Closure Plan, or if such Decommissioning and HazMat Closure Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

Upon the expiration or earlier termination of the Term, Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant’s Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

29. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT,

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DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

30. Environmental Requirements.

(a) Prohibition/Compliance/Indemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord’s employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses which arise during or after the Term as a result of such contamination, subject to the final sentence of this Section 30(a). This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Project or any adjacent property to substantially the same condition existing prior to the time of such contamination (as determined by Landlord in Landlord’s reasonable good faith discretion), provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project. Notwithstanding anything to the contrary contained in this Section 30, Tenant shall not be responsible for, and the indemnification and hold harmless obligation set forth in this paragraph shall not apply to (i) contamination in the Premises which Tenant can demonstrate existed in the Premises immediately prior to the Commencement Date, (ii) the presence of any Hazardous Materials in the Premises which Tenant can demonstrate migrated from outside of the Premises into the Premises, or (iii) contamination caused by Landlord or Landlord’s agents, members, officers, directors, affiliates, employees, and contractors; unless, with respect to (i), (ii) or (iii), the presence of such Hazardous Materials (x) is the result of a breach by Tenant of any of its obligations under this Lease, or (y) was caused, contributed to or exacerbated by Tenant or any Tenant Party.

(b) Business. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the

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presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises (“Hazardous Materials List”). Upon Landlord’s request, or any time that Tenant is required to deliver a Hazardous Materials List to any Governmental Authority (e.g., the fire department) in connection with Tenant’s use or occupancy of the Premises, Tenant shall deliver to Landlord a copy of such Hazardous Materials List. Tenant shall deliver to Landlord true and correct copies of the following documents (the “Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors.

(c) Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant or such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the Effective Date, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion.

(d) Testing. Landlord shall have the right, but not the obligation, to conduct annual tests of the Premises to determine whether any contamination of the Premises or the Project has occurred as a result of Tenant’s use. Tenant shall be required to pay the cost of such annual test of the Premises if there is a violation of this Section 30 or if contamination for which Tenant is responsible under this Section 30 is identified; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant’s use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section 30, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements for which Tenant is responsible under this Section 30. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord may have against Tenant.

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(e) Control Areas. Tenant shall be allowed to utilize up to its pro rata share of the Hazardous Materials inventory within any control area or zone (located within the Premises), as designated by the applicable building code, for chemical use or storage, as depicted on Exhibit L attached hereto. As used in the preceding sentence, Tenant’s pro rata share of any control areas or zones located within the Premises shall be determined based on the rentable square footage that Tenant leases within the applicable control area or zone. For purposes of example only, if a control area or zone contains 10,000 rentable square feet and 2,000 rentable square feet of a tenant’s premises are located within such control area or zone (while such premises as a whole contains 5,000 rentable square feet), the applicable tenant’s pro rata share of such control area would be 20%.

(f) Storage Tanks. If storage tanks storing Hazardous Materials located on the Premises or the Project are used by Tenant or are hereafter placed on the Premises or the Project by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks. Notwithstanding anything to the contrary contained herein, Tenant shall have no right to use or install any underground storage tanks at the Project.

(g) Tenant’s Obligations. Tenant’s obligations under this Section 30 shall survive the expiration or earlier termination of the Lease. Any period after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials for which Tenant is responsible under this Section 30 (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Decommissioning and HazMat Closure Plan) shall constitute a hold over pursuant to Section 8.

(h) Definitions. As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

31. Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed

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as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

Notwithstanding the foregoing, if any claimed Landlord default hereunder will immediately, materially and adversely affect Tenant’s ability to conduct its business in the Premises (a “Material Landlord Default”), Tenant shall, as soon as reasonably possible, but in any event within 3 business days of obtaining knowledge of such claimed Material Landlord Default, give Landlord written notice of such claim which notice shall specifically state that a Material Landlord Default exists and telephonic notice to Tenant’s principal contact with Landlord. Landlord shall then have 2 business days to commence cure of such claimed Material Landlord Default and shall diligently prosecute such cure to completion. If Landlord fails to commence cure of any claimed Material Landlord Default as provided above, Tenant may commence and prosecute such cure to completion provided that it does not affect any Building Systems, the Building structure or the Common Areas or adversely impact other occupants of the Building, and shall be entitled to recover the costs of such cure (but not any consequential or other damages) from Landlord by way of reimbursement from Landlord with no right to offset against Rent, to the extent of Landlord’s obligation to cure such claimed Material Landlord Default hereunder, subject to the limitations set forth in this Lease.

All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

32. Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last 12 months of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications, designate Common Areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially, adversely affects (i) Tenant’s use or occupancy of the Premises for the Permitted Use, or (ii) Tenant’s access to the Premises. At Landlord’s request, Tenant shall execute such commercially reasonable instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder.

33. Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

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Subject to the terms of this Lease including, without limitation, Section 12, Tenant, at Tenant’s sole cost and expense, shall have the right to install and maintain within the Premises such security and safety equipment, including, without limitation, electronic access gates, camera surveillance and other security devices (collectively, “Tenant’s Security System”), subject to the following conditions: (i) Tenant’s plans and specifications for the proposed Tenant’s Security System shall be subject to Landlord’s prior written approval, which approval will not be unreasonably withheld, conditioned or delayed; provided, however, that Tenant shall coordinate the installation and operation of Tenant’s Security System with Landlord to assure that Tenant’s Security System may be compatible with the Building’s master systems and equipment; (ii) Landlord shall be provided with keys, codes and/or access cards, as applicable, and means of immediate access to fully exercise all of its entry rights under this Lease with respect to the Premises; and (iii) Tenant shall keep Tenant’s Security System in good operating condition and repair and Tenant shall be solely responsible, at Tenant’s sole cost and expense, for the monitoring, operation and removal of Tenant’s Security System. Notwithstanding anything to the contrary, neither Landlord nor any Landlord Indemnified Parties shall be directly or indirectly liable to Tenant, any Tenant Parties or any other person and Tenant hereby waives any and all claims against and releases Landlord and the Landlord Indemnified Parties from any and all claims arising as a consequence of or related to Tenant’s Security System, or the failure thereof.

34. Force Majeure. Except for the payment of Rent, neither Landlord nor Tenant shall be held responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, sinkholes or subsidence, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, local, regional or national epidemic or pandemic, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, cyberattacks, ransomware attacks and similar events, fire or other casualty, and other causes or events beyond their reasonable control (“Force Majeure”). Notwithstanding anything to the contrary contained herein, in no event shall Force Majeure excuse Tenant’s obligation to vacate and surrender timely the Premises in accordance with the terms and conditions of this Lease.

35. Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction and that no Broker brought about this transaction, other than Savills, CBRE, Inc., and Cushman & Wakefield. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than Savills, CBRE, Inc., and Cushman & Wakefield, claiming a commission or other form of compensation, if any, by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. Landlord shall be responsible for all commissions due to Savills, CBRE, Inc., and Cushman & Wakefield arising out of the execution of this Lease in accordance with the terms of a separate written agreements between Landlord and each of Savills, CBRE, Inc., and Cushman & Wakefield.

36. Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY

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PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST LANDLORD IN CONNECTION WITH THIS LEASE NOR SHALL ANY RECOURSE BE HAD TO ANY OTHER PROPERTY OR ASSETS OF LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, MEMBERS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

Tenant acknowledges and agrees that measures and/or services implemented at the Project, if any, intended to encourage social distancing, promote and protect health and physical well-being and/or intended to limit the spread of Infectious Conditions, may not prevent the spread of such Infectious Conditions. Neither Landlord nor any Landlord Indemnified Parties shall have any liability and Tenant waives any claims against Landlord and the Landlord Indemnified Parties with respect to any loss, damage or injury in connection with (x) the implementation, or failure of Landlord or any Landlord Indemnified Parties to implement, any measures and/or services at the Project intended to encourage social distancing, promote and protect health and physical well-being and/or intended to limit the spread of Infectious Conditions, or (y) the failure of any measures and/or services implemented at the Project, if any, to limit the spread of any Infectious Conditions.

37. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

38. Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s reasonable discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. Landlord acknowledges that Tenant wants to tint the windows in the Premises. Landlord is willing to approve such tinting, subject to Landlord’s reasonable approval of the tint shade, material and manufacturer. Suite entry signage shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Landlord, and shall be of a size, color and type consistent with Building standard and otherwise acceptable to Landlord and Tenant, and Tenant’s name and suite number shall be included on the Building lobby directory. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord’s standard lettering. The Building lobby directory shall be provided exclusively for the display of the name and location of tenants.

Tenant shall have the non-exclusive right to display a sign bearing Tenant’s name and/or logo on the top panel of the monument sign serving the Building (the “Building Monument”). Notwithstanding the foregoing, Tenant acknowledges and agrees that Tenant’s signage on the Building Monument (“Tenant’s Monument Sign”), including, without limitation, the size, color and type, shall be subject to Landlord’s prior written approval, not to be unreasonably withheld, conditioned, or delayed, and shall be consistent with Landlord’s signage program at the Project and applicable Legal Requirements. Landlord shall be responsible, at Landlord’s sole cost and expense, for the fabrication and installation of Tenant’s Monument Sign, for the maintenance of Tenant’s Monument Sign, for the removal of Tenant’s Monument Sign at the expiration or earlier termination of this Lease and for the repair of all damage resulting from such removal. Landlord shall be responsible, as an Operating Expense, for the maintenance of the Building Monument.

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Tenant acknowledges that Landlord shall have the right to include the name and/or logo of Landlord or “Alexandria Real Estate Equities” on the Building Monument.

Tenant shall have the non-exclusive right to display, at Tenant’s sole cost and expense, Building top signage bearing Tenant’s name and/or logo on the Building in a location designated by Landlord (the “Building Sign”) as generally depicted on Exhibit J attached hereto. Notwithstanding the foregoing, Tenant acknowledges and agrees that the Building Sign, including, without limitation, the size, color and type, shall be subject to Landlord’s prior written approval, not to be unreasonably withheld, conditioned, or delayed, and shall be consistent with Landlord’s signage program at the Project and applicable Legal Requirements. Tenant shall be responsible, at Tenant’s sole cost and expense, for the maintenance of Tenant’s Building Sign, for the removal of such Building Sign at the expiration or earlier termination of this Lease and for the repair any damage resulting from such removal.

39. Right of First Refusal.

(a) Right of First Refusal. Subject to the rights of existing tenants of the Project and to the terms of this Section 39(a), the first time after the Expansion Right Expiration Date (as defined in Section 40(a) below) that Landlord intends to accept a bona fide written proposal or deliver a counter proposal which Landlord would be willing to accept (the “Pending Deal”) to lease all or a portion the ROFR Space (as hereinafter defined) to a third party, Landlord shall deliver to Tenant written notice (the “Pending Deal Notice”) of the existence of such Pending Deal, which Pending Deal Notice shall include the material terms of the Pending Deal. For purposes of this Section 39(a), “ROFR Space” means that certain space on the first floor of the Building containing an aggregate of approximately 22,827 rentable square feet, consisting of (i) Suite A containing approximately 9,457 rentable square feet (the “Suite A Space”), and (ii) Suite B containing approximately 13,370 rentable square feet (the “Suite B Space”), all as more particularly described on Exhibit K attached hereto, which is not occupied by a tenant or which is occupied by an existing tenant whose lease is expiring within 36 months or less and such tenant does not wish to renew (whether or not such tenant has a right to renew) its occupancy of such space. For the avoidance of doubt, if Tenant desires to exercise its right under this Section 39(a), Tenant shall be required to exercise its right under this Section 39(a) with respect to all of the space described in the Pending Deal Notice, including, at Landlord’s option, any space in addition to the ROFR Space that is described in the Pending Deal Notice, which additional space shall be deemed to be included as part of the ROFR Space (the “Identified Space”). Within 7 business days after Tenant’s receipt of the Pending Deal Notice, Tenant shall deliver to Landlord written notice (the “Acceptance Notice”) if Tenant elects to lease the Identified Space. Tenant’s right to receive the Pending Deal Notice and election to lease or not lease the Identified Space pursuant to this Section 39(a) is hereinafter referred to as the “Right of First Refusal.” If Tenant elects to lease the Identified Space described in the Pending Deal Notice by delivering the Acceptance Notice within the required 7 business day period, Tenant shall be deemed to agree to expand the Premises to include the Identified Space and to lease the Identified Space on the same general terms and conditions as this Lease except that the terms of this Lease shall be modified to reflect the terms of the Pending Deal Notice for the rental of the Identified Space. Tenant acknowledges that the term of this Lease with respect to the Identified Space and the Term of this Lease with respect to the existing Premises may not be co-terminous. Notwithstanding anything to the contrary contained herein, in no event shall the Work Letter apply to the Identified Space. If Tenant fails to deliver an Acceptance Notice to Landlord within the required 7 business day period, Tenant shall be deemed to have forever waived its rights under this Section 39(a) to lease the Identified Space. Notwithstanding anything to the contrary contained herein, if the terms of the Pending Deal with respect to which Landlord delivered to Tenant a Pending Deal Notice are revised in a manner that would result in a net-effective rental rate of less than 95% of the rental rate set forth in the Pending Deal Notice, Tenant’s Right of First Refusal shall be restored with respect to such Identified Space. Furthermore, notwithstanding anything to the contrary contained herein, Tenant shall have no right to a Pending Deal Notice and the provisions of this Section 39(a) shall no longer apply after the date that is 9 months prior to the expiration of the Base Term if Tenant has not exercised its Extension Right pursuant to Section 41. Tenant acknowledges that if Landlord so elects, in its sole discretion, all or a portion of the ROFR Space may be built on by Landlord on a “spec” basis for a life science user.

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(b) Amended Lease. If: (i) Tenant fails to timely deliver an Acceptance Notice, or (ii) after the expiration of a period of 30 days after Landlord’s delivery to Tenant of a lease amendment for Tenant’s lease of the Identified Space (which amendment shall provide that Tenant shall lease the Identified Space on the same general terms and conditions as this Lease except that the terms of this Lease shall be modified to reflect the terms of the Pending Deal Notice for the rental of the Identified Space), no lease amendment for the Identified Space acceptable to both parties each in their reasonable discretion after using diligent good faith efforts negotiate the same, has been executed, Tenant shall, notwithstanding anything to the contrary contained herein, be deemed to have forever waived its right to lease such Identified Space.

(c) Exceptions. Notwithstanding the above, the Right of First Refusal shall not be in effect and may not be exercised by Tenant:

(i) during any period of time that Tenant is in default under any provision of this Lease (beyond any applicable notice and cure periods); or

(ii) during any period that Tenant is occupying less than 100% of the Premises; or

(iii) if Tenant has been in default (beyond any applicable notice and cure periods) under any provision of this Lease 3 or more times, whether or not such defaults have been cured, during the 12 month period prior to the date on which Tenant seeks to exercise the Right of First Refusal.

(d) Termination. The Right of First Refusal shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely delivery of an Acceptance Notice, if, after such delivery, but prior to the commencement date of the lease of such Identified Space, (i) Tenant fails to cure any default by Tenant under this Lease prior to the expiration or any applicable notice and cure periods; or (ii) Tenant has defaulted (beyond any applicable notice and cure periods) 3 or more times during the period commencing on the date of delivery of an Acceptance Notice through the date of the commencement of the lease of the Identified Space, whether or not such defaults have been cured.

(e) Subordinate. Tenant’s Right of First Refusal granted pursuant to Section 39(a) above is and shall remain subject and subordinate to the right of Landlord and/or Landlord’s affiliates (and/or any of their respective affiliates, successors and/or assigns) to occupy all or a portion of the Identified Space for its own purposes as a management and/or marketing office and Landlord’s right to elect to use all or a portion of the Identified Space for common amenities serving the Project.

(f) Rights Personal. The Right of First Refusal is personal to Tenant and is not assignable without Landlord’s prior written consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in this Lease, except that they may be assigned in connection with any assignment of this Lease that constitutes a Permitted Assignment.

(g) No Extensions. The period of time within which the Right of First Refusal may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Right of First Refusal.

40. Expansion Right.

(a) Fixed Expansion Right. Subject to the terms of this Section 40(a), Tenant shall have the right (the “Expansion Right”), through the date that is 6 months after the Effective Date (the “Expansion Right Expiration Date”), to elect to expand the Premises to include either or both of the Suite A Space and the Suite B Space. If Tenant desires to expand the Premises to include the Suite A Space and/or the Suite B Space, Tenant shall deliver written notice of such election to Landlord on or before the Expansion Right Expiration Date (an “Expansion Notice”), which Expansion Notice shall specifically identify whether

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electing to exercise its Expansion Right with respect to the Suite A Space, the Suite B Space or both. The space identified in the Expansion Notice shall be referred to herein as the “Expansion Premises.” If Tenant timely delivers an Expansion Notice to Landlord, Tenant shall lease the Expansion Premises on the same terms and conditions as this Lease with respect to the original Premises, except that the terms of this Lease shall be modified as follows: (i) the definition of Premises shall be amended to include the Expansion Premises; (ii) the “Expansion Premises Commencement Date” shall be the earlier of (x) the date that Landlord delivers the Expansion Premises to Tenant with the Expansion Premises Tenant Improvements substantially completed, or (y) the date that Landlord could have delivered the Expansion Premises to Tenant with the Expansion Premises Tenant Improvements substantially completed but for delays caused by Tenant; (iii) the target Expansion Premises Commencement Date will be April 30, 2027; (iv) Tenant shall commence paying Base Rent with respect to the Expansion Premises on the Expansion Premises Commencement Date; provided; however, so long as Tenant is not in Default under this Lease (beyond any applicable notice and cure periods), Tenant shall not be required to pay Base Rent with respect to the Expansion Premises for the period commencing on the Expansion Premises Commencement Date and continuing through the day that is 10 months thereafter (the “Expansion Premises Abatement Period”); (v) the Base Term of the Lease with respect to the Expansion Premises shall be coterminous with the Base Term of the Lease for the original Premises; (vi) commencing on the Expansion Premises Commencement Date, Tenant shall pay Base Rent with respect to the Expansion Premises in the amount of $5.25 per rentable square foot of the Expansion Premises per month; (vii) Base Rent payable with respect to the Expansion Premises shall be increased on each annual anniversary of the Expansion Premises Commencement Date (provided, however, that if the Expansion Premises Commencement Date occurs on a day other than the first day of a calendar month, then Base Rent payable with respect to the Expansion Premises shall be increased on each annual anniversary of the first day of the first full calendar month immediately following the Expansion Premises Commencement Date) (each an “Expansion Premises Adjustment Date”) by multiplying the Base Rent payable with respect to the Expansion Premises immediately before such Expansion Premises Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable with respect to the Expansion Premises immediately before such Expansion Premises Adjustment Date; (viii) Tenant shall commence paying Operating Expenses with respect to the Expansion Premises on the Expansion Premises Commencement Date; (ix) Tenant’s Share of Operating Expenses shall be proportionately adjusted; and (x) pursuant to the terms of a work letter in substantially the same form as the Work Letter (the “Expansion Premises Work Letter”), Landlord shall construct fixed and permanent improvements in the Expansion Premises on a turnkey basis in accordance with the space plans attached hereto as Exhibit N and the Landlord/Tenant Responsibility Matrix attached as Schedule 2 to the Work Letter. For the avoidance of doubt, if Tenant initially exercises its Expansion Right only with respect to the Suite A Space or the Suite B Space, the Expansion Right shall continue in effect through the Expansion Right Expiration Date with respect to remaining portion of the space. If Tenant does not deliver an Expansion Notice to Landlord on or before the Expansion Right Expiration Date, then Tenant shall be deemed to have waived its Expansion Right under this Section 40(a), and Landlord shall have the right, subject to the terms of Section 39(a), to lease the Suite A Space and/or the Suite B Space, as applicable, to any third party on any terms and conditions acceptable to Landlord.

(b) Amended Lease. If: (i) Tenant fails to timely deliver an Expansion Notice, or (ii) after the expiration of a period of 30 days after Landlord’s delivery to Tenant of a lease amendment for Tenant’s lease of the Expansion Premises (which amendment shall provide that Tenant shall lease the Expansion premises on the same general terms and conditions as this Lease except that the terms of this Lease shall be modified to reflect the terms reflected in Section 40(a)), no lease amendment for the Expansion Premises acceptable to both parties each in their reasonable discretion after using diligent good faith efforts negotiate the same, has been executed, Tenant shall, notwithstanding anything to the contrary contained herein, be deemed to have forever waived its right to lease the Expansion Premises.

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(c) Exceptions. Notwithstanding the above, the Expansion Right shall not be in effect and may not be exercised by Tenant:

(i) during any period of time that Tenant is in default under any provision of this Lease (beyond any applicable notice and cure periods); or

(ii) during any period that Tenant is occupying less than 100% of the Premises; or

(iii) if Tenant has been in default (beyond any applicable notice and cure periods) under any provision of this Lease 3 or more times, whether or not such defaults have been cured, during the 12 month period prior to the date on which Tenant seeks to exercise the Expansion Right.

(d) Termination. The Expansion Right shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely delivery of an Expansion Notice, if, after such delivery, but prior to the commencement date of the lease of such Expansion Premises, (i) Tenant fails to cure any default by Tenant under this Lease prior to the expiration or any applicable notice and cure periods; or (ii) Tenant has defaulted (beyond any applicable notice and cure periods) 3 or more times during the period commencing on the date of delivery of an Expansion Notice through the date of the commencement of the lease of the Identified Space, whether or not such defaults have been cured.

(e) Rights Personal. The Expansion Right is personal to Tenant and is not assignable without Landlord’s prior written consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in this Lease, except that they may be assigned in connection with any assignment of this Lease that constitutes a Permitted Assignment.

(f) No Extensions. The period of time within which the Expansion Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Expansion Right.

41. Right to Extend Term. Tenant shall have the right to extend the Term of this Lease upon the following terms and conditions:

(a) Extension Rights. Tenant shall have 1 right (the “Extension Right”) to extend the term of this Lease for 5 years each (the “Extension Term”) on the same terms and conditions as this Lease (other than with respect to Base Rent and the Work Letter) by giving Landlord written notice of its election to exercise the Extension Right at least 9 months prior, and no earlier than 15 months prior, to the expiration of the Base Term of this Lease.

Upon the commencement of each Extension Term, Base Rent shall be payable at the Market Rate (as defined below). Base Rent shall thereafter be adjusted on each annual anniversary of the commencement of such Extension Term by a percentage as determined by Landlord and agreed to by Tenant at the time the Market Rate is determined. As used herein, “Market Rate” shall mean, at Landlord’s option, either (i) the rate Landlord or Landlord’s affiliates have accepted from non-equity (i.e., not being offered equity in the buildings) and nonaffiliated tenants of similar financial strength for comparable laboratory space in the Torrey Pines submarket during the 12-month period prior to Tenant’s exercise of the Extension Right, or (ii) the rate that comparable landlords of comparable Class A laboratory/office buildings have accepted in current transactions from non-equity (i.e., not being offered equity in the buildings) and nonaffiliated tenants of similar financial strength for comparable laboratory space in the Torrey Pines submarket during the 12-month period prior to Tenant’s exercise of the Extension Right, in either case for space of comparable size, quality (including all Tenant Improvements, furniture, Alterations and other improvements) and floor height in Class A laboratory/office buildings in the Torrey Pines submarket for a comparable term, with the determination of the Market Rate to take into account all relevant factors, including tenant inducements, views, available amenities (including, without limitation, the Project Amenities), age of the Building, age and size of mechanical systems serving the Premises, parking costs,

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leasing commissions, allowances or concessions, if any. Notwithstanding the foregoing, the Market Rate shall in no event be less than the Base Rent payable as of the date immediately preceding the commencement of the Extension Term.

If, on or before the date which is 180 days prior to the expiration of the Base Term of this Lease, Tenant has not agreed with Landlord’s determination of the Market Rate and the rent escalations during the Extension Term after negotiating in good faith, Tenant shall be deemed to have elected arbitration as described in Section 41(b). Tenant acknowledges and agrees that, if Tenant has elected to exercise the Extension Right by delivering notice to Landlord as required in this Section 41(a), Tenant shall have no right thereafter to rescind or elect not to extend the term of this Lease for the Extension Term.

(b) Arbitration.

(i) Within 10 business days of Tenant’s notice to Landlord of its election (or deemed election) to arbitrate Market Rate and escalations, each party shall deliver to the other a proposal containing the Market Rate and escalations that the submitting party believes to be correct (“Extension Proposal”). If either party fails to timely submit an Extension Proposal, the other party’s submitted proposal shall determine the Base Rent and escalations for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 7 days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (and defined below) to determine the Market Rate and escalations. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 10 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party’s submitted proposal shall determine the Base Rent for the Extension Term. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 10 days prior written notice to the other party of such intent.

(ii) The decision of the Arbitrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. If the Market Rate and escalations are not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage until such determination is made. After the determination of the Market Rate and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Market Rate and escalations for the Extension Term.

(iii) An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than 15 years of experience in the appraisal of improved office and high tech industrial real estate in San Diego, California, or (B) a licensed commercial real estate broker with not less than 15 years’ experience representing landlords and/or tenants in the leasing of high tech or life sciences space in San Diego, California, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

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(c) Exceptions. Notwithstanding anything set forth above to the contrary, the Extension Right shall not be in effect and Tenant may not exercise the Extension Right:

(i) during any period of time that Tenant is in default under any provision of this Lease (beyond any applicable notice and cure periods); or

(ii) during any period that Tenant is occupying less than 100% of the Premises; or

(iii) if Tenant has been in default (beyond any applicable notice and cure periods) under any provision of this Lease 3 or more times, whether or not such defaults have been cured, during the 12 month period prior to the date on which Tenant seeks to exercise the Extension Right.

(d) Rights Personal. The Extension Right is personal to Tenant and is not assignable without Landlord’s prior written consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in this Lease, except that they may be assigned in connection with any assignment of this Lease that constitutes a Permitted Assignment.

(e) No Extensions. The period of time within which the Extension Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Right.

(f) Termination. The Extension Right shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Extension Right, if, after such exercise, but prior to the commencement date of the Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease (beyond any applicable notice and cure periods); or (ii) Tenant has defaulted (beyond any applicable notice and cure periods) 3 or more times during the period commencing on the date of the exercise of the Extension Right to the date of the commencement of the Extension Term, whether or not such defaults have been cured.

42. The Alexandria Regional Amenities.

(a) Generally. Certain amenities are available at that certain property owned by ARE-SD Region No. 17, LLC, a Delaware limited liability company (“The Alexandria Landlord”), located at 10996 Torreyana Road, San Diego, California (“The Alexandria”), which, as of the date of this Lease, include, without limitation, shared conference facilities (“Shared Conference Facilities”), a fitness center and restaurant (collectively, the “Regional Amenities”) for non-exclusive use by (a) Tenant, (b) other tenants of the Project, (c) Landlord, (d) the tenants of The Alexandria Landlord, (e) The Alexandria Landlord, (f) other affiliates of Landlord, The Alexandria Landlord and Alexandria Real Estate Equities, Inc. (“ARE”), (g) the tenants of such other affiliates of Landlord, The Alexandria Landlord and ARE, and (h) any other parties permitted by The Alexandria Landlord (collectively, “Users”). Landlord, The Alexandria Landlord, ARE, and all affiliates of Landlord, Alexandria Landlord and ARE may be referred to collectively herein as the “ARE Parties.” Notwithstanding anything to the contrary contained herein, Tenant acknowledges and agrees that The Alexandria Landlord shall have the right, at the sole discretion of The Alexandria Landlord, to not make the Regional Amenities available for use by some or all currently contemplated Users (including Tenant). The Alexandria Landlord shall have the sole right to determine all matters related to the Regional Amenities including, without limitation, relating to the reconfiguration, relocation, modification or removal of any of the Regional Amenities at The Alexandria and/or to revise, expand or discontinue any of the services (if any) provided in connection with the Regional Amenities. Tenant acknowledges and agrees that Landlord has not made any representations or warranties regarding the availability of the Regional Amenities and that Tenant is not entering into this Lease relying on the continued availability of the Regional Amenities to Tenant.

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(b) License. Commencing on the Commencement Date, and so long as The Alexandria and the Project continue to be owned by affiliates of ARE, Tenant shall have the non-exclusive right to the use of the available Regional Amenities in common with other Users pursuant to the terms of this Section 42. Tenant shall be entitled to 1 pass to the fitness center located at The Alexandria for each full-time employee of Tenant working at the Premises. If any employee of Tenant to whom a fitness center pass has been issued ceases to be an employee of Tenant at the Premises or any employee to whom an access card (which does not include a fitness center pass) has been issued ceases to be an employee of Tenant at the Premises, Tenant shall, immediately upon such employee’s change in status, collect such employee’s pass or access card, as applicable, deliver it to Landlord and along with written notice of such employee’s change in status. Commencing on the Commencement Date, Tenant shall commence paying Landlord a fixed fee during the Base Term equal to $6.00 per rentable square foot of the Premises per year (“Regional Amenities Fee”), which Regional Amenities Fee shall be payable on the first day of each month during the Term whether or not Tenant elects to use any or all of the Regional Amenities. The Regional Amenities Fee shall be increased annually on each anniversary of the Commencement Date by 3%. If all of the then- existing Regional Amenities become materially unavailable for use by Tenant for a period in excess of 90 consecutive days (for any reason other than a Default by Tenant under this Lease or the default by Tenant beyond any applicable notice and cure period of any agreement(s) relating to the use of the Regional Amenities by Tenant), then, commencing on the expiration of such 90-day period, the Regional Amenities Fee then-currently payable by Tenant shall be abated during the period that all of the then-existing Alexandria Regional Amenities continue to be materially unavailable for use by Tenant as provided above.

(c) Shared Conference Facilities. Use by Tenant of the Shared Conference Facilities and restaurant at The Alexandria shall be in common with other Users with scheduling procedures reasonably determined by The Alexandria Landlord or The Alexandria Landlord’s then designated event operator (“Event Operator”). Tenant’s use of the Shared Conference Facilities shall be subject to the payment by Tenant to The Alexandria Landlord of a fee equal to The Alexandria Landlord’s quoted rates for the usage of the Shared Conference Facilities in effect at the time of Tenant’s scheduling. Tenant’s use of the conference rooms in the Shared Conference Facilities shall be subject to availability and The Alexandria Landlord (or, if applicable, Event Operator) reserves the right to exercise its reasonable discretion in the event of conflicting scheduling requests among Users. Tenant hereby acknowledges that (i) Biocom/San Diego, a California non-profit corporation (“Biocom”) has the right to reserve the Shared Conference Facilities and any reservable dining area(s) included within the Regional Amenities for up to 50% of the time that such Shared Conference Facilities and reservable dining area(s) are available for use by Users each calendar month, and (ii) Illumina, Inc., a Delaware corporation, has the exclusive use of the main conference room within the Shared Conference Facilities for up to 4 days per calendar month.

Tenant shall be required to use the food service operator designated by The Alexandria Landlord at The Alexandria (the “Designated Food and Beverage Operator”) for any food and/or beverage service or catered events held by Tenant in the Shared Conference Facilities. The Alexandria Landlord has the right, in its sole and absolute discretion, to change the Designated Food and Beverage Operator at any time. Tenant may not use any vendors other than the Designated Food and Beverage Operator nor may Tenant supply its own food and/or beverages in connection with any food and/or beverage service or catered events held by Tenant in the Shared Conference Facilities.

Tenant shall, at Tenant’s sole cost and expense, (i) be responsible for the set-up of the Shared Conference Facilities in connection with Tenant’s use (including, without limitation ensuring that Tenant has a sufficient number of chairs and tables and the appropriate equipment), and (ii) surrender the Shared Conference Facilities after each time that Tenant uses the Shared Conference Facilities free of Tenant’s personal property, in substantially the same set up and same condition as received, and free of any debris and trash. If Tenant fails to restore and surrender the Shared Conference Facilities as required by sub-section (ii) of the immediately preceding sentence, such failure shall constitute a “Shared Facilities Default.” Each time that Landlord reasonably determines that Tenant has committed a Shared Facilities Default, Tenant shall be required to pay Landlord a penalty within 5 days after notice from Landlord of such Shared Facilities Default. The penalty payable by Tenant in connection with the first Shared Facilities Default shall be $200. The penalty payable shall increase by $50 for each subsequent Shared Facilities

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Default (for the avoidance of doubt, the penalty shall be $250 for the second Shared Facilities Default, shall be $300 for the third Shared Facilities Default, etc.). In addition to the foregoing, Tenant shall be responsible for reimbursing The Alexandria Landlord or Landlord, as applicable, for all reasonable and documented out-of-pocket costs expended by The Alexandria Landlord or Landlord, as applicable, in repairing any damage to the Shared Conference Facilities, the Regional Amenities, or The Alexandria caused by Tenant or any Tenant Party. The provisions of this Section 42(c) shall survive the expiration or earlier termination of this Lease.

(d) Restaurant. Tenant’s employees that have been issued an access card to The Alexandria shall have the right, along with other Users, to access and use the restaurant located at The Alexandria.

(e) Rules and Regulations. Tenant shall be solely responsible for paying for any and all ancillary services (e.g., audio visual equipment) provided to Tenant, all food services operators and any other third party vendors providing services to Tenant at The Alexandria. Tenant shall use the Regional Amenities (including, without limitation, the Shared Conference Facilities) in compliance with all applicable Legal Requirements and any rules and regulations imposed by The Alexandria Landlord or Landlord from time to time and in a manner that will not interfere with the rights of other Users. Rules and regulations imposed by Alexandria Landlord or Landlord with respect to the Regional Amenities may include rules and regulations intended to encourage social distancing, promote and protect health and physical well-being and/or intended to limit the spread of Infectious Conditions. The use of the Regional Amenities other than the Shared Conference Facilities by employees of Tenant shall be in accordance with the terms and conditions of the standard licenses, indemnification and waiver agreement required by The Alexandria Landlord or the operator of the Regional Amenities to be executed by all persons wishing to use such Regional Amenities. Neither The Alexandria Landlord nor Landlord (nor, if applicable, any other affiliate of Landlord) shall have any liability or obligation for the breach of any rules or regulations by other Users with respect to the Regional Amenities. Tenant shall not make any alterations, additions, or improvements of any kind to the Shared Conference Facilities, the Regional Amenities or The Alexandria.

Tenant acknowledges and agrees that The Alexandria Landlord shall have the right at any time and from time to time to reconfigure, relocate, modify or remove any of the Regional Amenities at The Alexandria and/or to revise, expand or discontinue any of the services (if any) provided in connection with the Regional Amenities.

(f) Waiver of Liability and Indemnification. Tenant warrants that it will use reasonable care to prevent damage to property and injury to persons while on The Alexandria. Tenant waives any claims it or any Tenant Parties may have against any ARE Parties relating to, arising out of or in connection with the Regional Amenities and any entry by Tenant and/or any Tenant Parties onto The Alexandria, and Tenant releases and exculpates all ARE Parties from any liability relating to, arising out of or in connection with the Regional Amenities and any entry by Tenant and/or any Tenant Parties onto The Alexandria. Tenant hereby agrees to indemnify, defend, and hold harmless the ARE Parties from any claim of damage to property or injury to person relating to, arising out of or in connection with (i) the use of the Regional Amenities by Tenant or any Tenant Parties, and (ii) any entry by Tenant and/or any Tenant Parties onto The Alexandria, except to the extent caused by the gross negligence or willful misconduct of any ARE Parties. The provisions of this Section 42(f) shall survive the expiration or earlier termination of this Lease.

43. Miscellaneous.

(a) Notices. All notices or other communications between the parties shall be in writing and shall be delivered by (i) reputable overnight guaranty courier, (ii) hand delivery with signature confirming receipt, or (iii) email transmission to the email address set forth in the Basic Lease Provisions for the applicable party, which email includes in the subject line (x) the Project address, (y) Tenant name and (z) “NOTICE UNDER LEASE” in all caps, provided a hard copy of any email notice is also sent the same day by one of the delivery methods provided in sub-sections (i) or (ii) (each, a “Follow Up Notice”). Notices delivered pursuant to the delivery methods provided in sub-sections (i) or (ii) shall be deemed duly given when actually received by the addressee or when delivery thereof is refused. Notices delivered via email

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and sent during the hours of 8:00 a.m. and 3:00 p.m. PST shall be deemed duly given on the day sent; provided, however, that any email notice delivered on a Saturday, Sunday or legal holiday observed in the State of California, or after 3:00 p.m. PST shall be deemed given on the next day that is not a Saturday, Sunday or legal holiday observed in the State of California. For the avoidance of doubt, for an email notice to be effective as provided in the immediately preceding sentence, a Follow Up Notice must be delivered to the addressee of the email notice within 48 hours of the date that the email notice is delivered. If a Follow Up Notice is not received within such 48-hour period, actual notice will be deemed to have been given on the date that the Follow Up Notice is delivered rather than on the date of delivery of the email notice. Notwithstanding anything to the contrary contained herein, notice sent via email shall in no event constitute a notice hereunder if the sender receives notice or otherwise has knowledge that the email notice was not properly transmitted or otherwise received by the addressee. All notices shall be delivered to the parties at their addresses set forth in the Basic Lease Provisions. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

(b) Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

(c) Financial Information. Tenant shall furnish to Landlord true and complete copies of (i) upon Landlord’s written request on an annual basis, Tenant’s most recent audited annual financial statements, provided, however, that Tenant shall not be required to deliver to Landlord such annual financial statements for any particular year sooner than the date that is 120 days after the end of each of Tenant’s fiscal years during the Term, (ii) upon Landlord’s written request on a quarterly basis, Tenant’s most recent unaudited quarterly financial statements; provided, however, that Tenant shall not be required to deliver to Landlord such quarterly financial statements for any particular quarter sooner that the date that is 45 days after the end of each of Tenant’s fiscal quarters during the Term, (iii) upon Landlord’s written request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iv) upon Landlord’s written request from time to time, corporate brochures and/or profiles prepared by Tenant for prospective investors, and (v) upon Landlord’s written request from time to time, any other financial information or summaries that Tenant typically provides to its lenders or shareholders. Notwithstanding anything to the contrary contained in this Lease, Landlord’s written request for financial information pursuant to this Section 43(c) may delivered to Tenant via email, and Tenant’s delivery of such financial information may be delivered to Landlord via email. So long as Tenant is a “public company” and its financial information is publicly available, then the foregoing delivery requirements of this Section 43(c) shall not apply.

(d) Recordation. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease. Nothing contained in this Lease is intended to prohibit Tenant from filing this Lease with the Securities and Exchange Commission (“SEC”) to the extent that Tenant is required to do so pursuant to applicable SEC requirements. Tenant shall notify Landlord in advance of any such filing of this Lease with the SEC and shall either redact or exclude from the filing any terms or provisions reasonably requested by Landlord to be maintained as confidential, to the extent permitted by applicable SEC regulations.

(e) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit

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or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(f) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(g) Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(h) Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

(i) Time. Time is of the essence as to the performance of Tenant’s obligations under this Lease.

(j) OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of this Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

(k) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(l) Entire Agreement. This Lease, including the exhibits attached hereto, constitutes the entire agreement between Landlord and Tenant pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, letters of intent, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements, express or implied, made to either party by the other party in connection with the subject matter hereof except as specifically set forth herein.

(m) No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional Rent will be other than on account of the earliest stipulated Base Rent and Additional Rent, nor will any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

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(n) Landlord’s Proprietary Operations. Tenant acknowledges that Landlord’s business operations are proprietary to Landlord or its affiliates. Absent prior written consent from Landlord, Tenant shall hold confidential and will not disclose to third parties, and shall require Tenant Parties to hold confidential and not disclose to third parties, information regarding the systems, controls, equipment, programming, vendors, tenants, and specialized amenities of Landlord or its affiliates. Tenant shall notify Landlord immediately if Tenant becomes aware of any third party contacting Tenant or any Tenant Parties requesting information regarding Landlord’s or its affiliates business operations.

(o) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

(p) Redevelopment of Project. Tenant acknowledges that Landlord, in its sole discretion, may from time to time expand, renovate and/or reconfigure the Project as the same may exist from time to time and, in connection therewith or in addition thereto, as the case may be, from time to time without limitation: (a) change the shape, size, location, number and/or extent of any improvements, buildings, structures, lobbies, hallways, entrances, exits, parking and/or parking areas relative to any portion of the Project; (b) modify, eliminate and/or add any buildings, improvements, and parking structure(s) either above or below grade, to the Project, the Common Areas and/or any other portion of the Project and/or make any other changes thereto affecting the same; and (c) make any other changes, additions and/or deletions in any way affecting the Project and/or any portion thereof as Landlord may elect from time to time, including without limitation, additions to and/or deletions from the land comprising the Project, the Common Areas and/or any other portion of the Project; provided, however, Landlord shall not change the size, dimensions, location or Tenant’s Permitted Use of the Premises or materially adversely impact Tenant’s use of or access to the Premises. Tenant acknowledges and agrees that construction noise, vibrations and dust associated with normal construction activities in connection with any redevelopment of the Project are to be expected during the course of such construction. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have no right to seek damages (including abatement of Rent) or to cancel or terminate this Lease because of any proposed changes, expansion, renovation or reconfiguration of the Project nor shall Tenant have the right to restrict, inhibit or prohibit any such changes, expansion, renovation or reconfiguration; provided, however, Landlord shall not change the size, dimensions, location or Tenant’s Permitted Use of the Premises or materially adversely impact Tenant’s use of or access to the Premises.

(q) EV Charging Stations. To the extent that the Project is not exempt Section 1952.7 of the California Civil Code, Landlord shall not unreasonably withhold its consent to Tenant’s written request to install 1 or more electric vehicle car charging stations (“EV Stations”) in the parking area serving the Project; provided, however, that Tenant complies with all reasonable requirements, standards, rules and regulations which may be imposed by Landlord, at the time Landlord’s consent is granted, in connection with Tenant’s installation, maintenance, repair and operation of such EV Stations, which may include, without limitation, the charge to Tenant of a reasonable monthly rental amount for the parking spaces used by Tenant for such EV Stations, Landlord’s designation of the location of Tenant’s EV Stations, and Tenant’s payment of all costs whether incurred by Landlord or Tenant in connection with the installation, maintenance, repair and operation of each Tenant’s EV Station(s). Nothing contained in this paragraph is intended to increase the number of parking spaces which Tenant is otherwise entitled to use at the Project under Section 10 of this Lease nor impose any additional obligations on Landlord with respect to Tenant’s parking rights at the Project.

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(r) California Accessibility Disclosure. For purposes of Section 1938(a) of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Project has not undergone inspection by a Certified Access Specialist (CASp). In addition, the following notice is hereby provided pursuant to Section 1938(e) of the California Civil Code: “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.” In furtherance of and in connection with such notice: (i) Tenant, having read such notice and understanding Tenant’s right to request and obtain a CASp inspection, hereby elects not to obtain such CASp inspection and forever waives its rights to obtain a CASp inspection with respect to the Premises, Building and/or Project to the extent permitted by Legal Requirements; and (ii) if the waiver set forth in clause (i) hereinabove is not enforceable pursuant to Legal Requirements, then Landlord and Tenant hereby agree as follows (which constitutes the mutual agreement of the parties as to the matters described in the last sentence of the foregoing notice): (A) Tenant shall have the one-time right to request for and obtain a CASp inspection, which request must be made, if at all, in a written notice delivered by Tenant to Landlord; (B) any CASp inspection timely requested by Tenant shall be conducted (1) at a time mutually agreed to by Landlord and Tenant, (2) in a professional manner by a CASp designated by Landlord and without any testing that would damage the Premises, Building or Project in any way, and (3) at Tenant’s sole cost and expense, including, without limitation, Tenant’s payment of the fee for such CASp inspection, the fee for any reports prepared by the CASp in connection with such CASp inspection (collectively, the “CASp Reports”) and all other costs and expenses in connection therewith; (C) the CASp Reports shall be delivered by the CASp simultaneously to Landlord and Tenant; (D) Tenant, at its sole cost and expense, shall be responsible for making any improvements, alterations, modifications and/or repairs to or within the Premises to correct violations of construction-related accessibility standards including, without limitation, any violations disclosed by such CASp inspection; and (E) if such CASp inspection identifies any improvements, alterations, modifications and/or repairs necessary to correct violations of construction-related accessibility standards relating to those items of the Building and Project located outside the Premises that are Landlord’s obligation to repair as set forth in this Lease, then Landlord shall perform such improvements, alterations, modifications and/or repairs as and to the extent required by Legal Requirements to correct such violations, and Tenant shall reimburse Landlord for the cost of such improvements, alterations, modifications and/or repairs within 10 business days after Tenant’s receipt of an invoice therefor from Landlord.

(s) Shuttle Services. Landlord and affiliates of Landlord plan to provide a campus shuttle service for the Project and other buildings in the vicinity of the Project that are owned by affiliates of Landlord (the “Shuttle Service”); provided, however, that neither Landlord nor any affiliate of Landlord shall be obligated to provide the Shuttle Service (or, once the Shuttle Service has commenced, to continue providing the Shuttle Service for any specific period of time) or to cause the Shuttle Service to follow any specific route, make any specific stops, or adhere to any specific schedule or hours of operation. If Landlord and affiliates of Landlord actually commence operation of the Shuttle Service that services the Building, (i) Landlord shall give Tenant written notice of the date such operation will commence (“Shuttle Services Commencement Date”) and the planned route, stops, schedule, and hours of operation, (ii) Landlord shall permit Tenant’s employees actually employed at the Project to use the Shuttle Service, and (iii) regardless of whether Tenant’s employees use the Shuttle Services, commencing on later to occur of (x) the Shuttle Services Commencement Date, or the Commencement Date, through the earlier of the expiration of the Term or the date that Landlord permanently ceases to provide Shuttle Service, Operating Expenses shall include the cost of provision the Shuttle Service (the “Shuttle Service Costs”). Tenant acknowledges and agrees that Landlord has not made any representations or warranties regarding the commencement or continued availability of the Shuttle Service and that Tenant is not entering into this Lease with an

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expectation that the Shuttle Service shall commence or continue to be available to Tenant throughout the Term.

(t) Counterparts. This Lease may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Lease and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

(u) Third Party Agreements. If, during the Term, (a) Tenant requests that Landlord review, prepare, and/or negotiate documents between Landlord and any third party (collectively, “Third Party Documents”) relating to Tenant’s use and occupancy of the Premises (other than lien waivers which are governed by Section 12), and (b) Landlord agrees, in Landlord’s sole discretion and without obligation to do so, to review, prepare, and/ or negotiate such Third Party Documents, then Landlord shall be entitled to reimbursement from Tenant for its actual, reasonable and documented out-of-pocket costs incurred in connection with the review, preparation, and/or negotiation of such Third Party Documents.

(v) Prevailing Party’s Fees. In the event that either party should bring suit or commence any suit or proceeding related to this Lease against the other party, then all reasonable costs and expenses, including reasonable attorneys’ fees and expert fees, incurred by the prevailing party relating to such legal action shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

(w) Storage Area. Commencing on the Commencement Date, Tenant shall have the right to use a portion of the subterranean parking garage of the Building, as shown on Exhibit M (“Storage Area”), for the storage of Tenant’s property and for no other use or purpose. Tenant may not store Hazardous Materials in the Storage Area. Tenant shall have all of the obligations under this Lease with respect to the Storage Area as though the Storage Area were part of the Premises, except that Tenant shall not be required to pay any Base Rent or additional Operating Expenses in connection with the Storage Area. Tenant shall not make any alterations, additions, or improvements to Storage Area of any kind whatsoever. Tenant shall, at Tenant’s sole cost and expense, surrender the Storage Area at the expiration or earlier termination of the Term of this Lease free of any debris and trash and free of any Hazardous Materials in accordance with the requirements of Section 28.

[ Signatures on next page ]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT:

IAMBIC THERAPEUTICS, INC.,
a Delaware corporation

By:	/s/ Tom Miller
Name:	Tom Miller
Its:	CEO

☒	I hereby certify that the signature, name, and title
above are my signature, name and title

LANDLORD:

ARE-SD REGION NO. 38, LLC,
a Delaware limited liability company

By:	Alexandria Real Estate Equities, L.P.,
a Delaware limited partnership,
managing member

	By:	ARE-QRS Corp.,
a Maryland corporation,
general partner

		By:	/s/ Gary Dean
		Name:	Gary Dean
		Its:	Executive Vice President – Real
Estate Legal Affairs

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EXHIBIT A TO LEASE

DESCRIPTION OF PREMISES

[***]

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EXHIBIT B TO LEASE

DESCRIPTION OF PROJECT

[***]

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EXHIBIT C TO LEASE

WORK LETTER

THIS WORK LETTER dated January 16, 2026 (this “Work Letter”) is made and entered into by and between ARE-SD REGION NO. 38, LLC, a Delaware limited liability company (“Landlord”), and IAMBIC THERAPEUTICS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease Agreement dated of even date herewith (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1. General Requirements.

(a) Tenant’s Authorized Representative. Tenant designates Jeanne Grover and John Kavanagh (either such individual acting alone, “Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change either Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of Landlord’s Work (as defined in Section 3(a) below). The email address for Tenant’s Representative named in this Section 1(a) are [***] and [***].

(b) Landlord’s Authorized Representative. Landlord designates Anna Bryan and Michael D’Ambrosia (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of Landlord’s Work. The email address for Landlord’s Representative named in this Section 1(b) are [***] and [***].

(c) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that: (i) DPR shall be the general contractor for the Tenant Improvements (the “General Contractor”) and any subcontractors for the Tenant Improvements shall be reasonably selected by Landlord, and (ii) DGA shall be the architect (the “TI Architect”) for the Tenant Improvements.

2. Tenant Improvements.

(a) Tenant Improvements Defined. As used herein, “Tenant Improvements” shall mean all improvements to the Premises of a fixed and permanent nature reflected in the TI Construction Drawings (as defined below). The Tenant Improvements shall be constructed in accordance with the space plans prepared by the TI Architect attached hereto as Schedule 1 (the “Space Plans”) and the Landlord/Tenant Responsibility Matrix attached hereto as Schedule 2 (the “Landlord/Tenant Responsibility Matrix”). The Tenant Improvements shall not include any data cabling or any furniture, fixtures or equipment. Other than the Landlord’s Work, Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant’s use and occupancy. Attached hereto as Schedule 3 is a schedule of critical dates for the construction of the Tenant Improvements (the “Critical Dates Schedule”). For the avoidance of doubt, the Tenant Improvements reflected in the Space Plan do not currently include any of the items listed on Schedule 4 (“Additional Scope Items). If Tenant elects to include any of the Additional Scope Items as part of the Tenant Improvements, and such election results in Excess TI Costs (as defined in Section 5(b) below), Tenant shall be responsible for the cost of such Additional Scope Items (to the extent they result in Excess TI Costs), provided that Tenant may apply the Allowance (as defined in Section 5 below) toward such Excess TI Costs.

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(b) Tenant’s Space Plans. Landlord and Tenant acknowledge and agree that Space Plans have been approved by both Landlord and Tenant. Landlord and Tenant further acknowledge and agree that any changes to the Space Plans requested by Tenant (as opposed to changes required in connection with Landlord’s Work outside of Tenant’s control) shall require the delivery of a Change Request (as defined in Section 4) and constitute Changes (as defined in Section 4) subject to Section 4 below.

(c) Design Development Drawings. Landlord shall cause the TI Architect to prepare and deliver to Tenant preliminary permit set plans and specifications for development of the Tenant Improvements (the “Design Development Drawings”), which Design Development Drawings shall be prepared substantially in accordance with the Space Plans. Landlord and Tenant shall proceed collaboratively, including at Project Meetings, to advance the Design Development Drawings and Landlord shall cause the TI Architect to revise and resubmit the Design Development Drawings accordingly until they have been approved by Landlord and Tenant. Tenant shall have 5 business days after delivery of the Design Development Drawings to Tenant to review the Design Development Drawings and provide any comments thereto. Tenant shall not unreasonably withhold, condition or delay its approval of the Design Development Drawings. Tenant may not disapprove any matter that is consistent with the Space Plans without submitting a Change Request, which Change Request shall be subject to the terms of Section 4. Any disputes in connection with such comments shall be resolved in accordance with Section 2(e) hereof.

(d) TI Construction Drawings. Landlord shall cause the TI Architect to prepare construction plans, specifications and drawings for the Tenant Improvements (“TI Construction Drawings”), which TI Construction Drawings shall be prepared substantially in accordance with the Design Development Drawings. Landlord shall deliver a copy of the TI Construction Drawings for Tenant’s reasonable review and approval, provided, however, that Tenant may not disapprove of any aspect of the TI Construction Drawings that is consistent with the Design Development Drawings without submitting a Change Request. Following Landlord’s delivery of the initial TI Construction Drawings to Tenant, Tenant shall have 5 business days to review and provide any such comments to Landlord. Tenant shall promptly deliver to Landlord any such written comments to the TI Construction Drawings, Landlord shall consider such comments from Tenant in good faith and, if required to conform with the Design Development Drawings, the TI Construction Drawings shall be revised accordingly. Landlord and Tenant shall proceed collaboratively, including at Project Meetings (as defined in Section 2(f) below), to advance the TI Construction Drawings until they have been approved by Landlord and Tenant. Any disputes in connection with such comments shall be resolved in accordance with Section 2(e) hereof. Once approved by Landlord and Tenant, subject to the provisions of Section 4 below, Landlord shall not materially modify the TI Construction Drawings except as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(b) below).

(e) Approval and Completion. It is hereby acknowledged by Landlord and Tenant that the TI Construction Drawings must be finalized by the date set forth in the Critical Dates Schedule for finalization of the TI Construction Drawings in order for the Landlord’s Work to be Substantially Completed by the Target Commencement Date (as defined in the Lease) and the failure of the TI Construction Drawings to be finalized by such date any reason other than delays caused by Landlord, the TI Architect or the General Contractor shall constitute a Tenant Delay. Upon any dispute regarding the design of the Tenant Improvements, which is not settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (ii) that all costs and expenses resulting from any such decision by Tenant shall be payable by Tenant, and (iii) Tenant’s decision will not affect the Building structure or any Building Systems (in which case Landlord shall make the final decision).

(f) Project Meetings. The parties will hold regular project meetings (each, a “Project Meeting”) to, among other things, (i) review design documents relating to Tenant Improvements, and (ii) review the progress of the design and construction of the Tenant Improvements, (iii) observation of the status of construction of the Tenant Improvements, (iv) Tenant’s election of any Additional Scope Items and/or any other Changes or Change Requests, and (v) potential or anticipated Excess TI Costs. Any such

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observation shall be conducted under the supervision of the General Contractor and shall be subject to the General Contractor’s rules and safety requirements. The Project Meetings shall be attended by Landlord’s Representative, Tenant’s Representative, the General Contractor and the TI Architect, and other appropriate members of the design and construction team (as appropriate given the time and subject of the particular Project Meeting).

3. Performance of Landlord’s Work.

(a) Definition of Landlord’s Work. As used herein, “Landlord’s Work” shall mean the work of constructing the Tenant Improvements, and construction associated with converting the Building into a multi-tenant building. Tenant shall be solely responsible for ensuring that the design and specifications for the Tenant Improvements are consistent with Tenant’s requirements. Notwithstanding anything to the contrary contained in this Work Letter, Landlord shall cause, at Landlord’s sole cost and expense, the remediation prior to the Commencement Date, in a manner acceptable to Landlord in its sole and absolute discretion and otherwise in compliance with Legal Requirements, of Hazardous Materials discovered in the Premises during the construction of Landlord’s Work requiring remediation.

(b) Commencement and Permitting. Landlord shall be responsible for obtaining all permits, approvals and entitlements necessary for Landlord’s Work, but shall have no obligation to, and shall not, secure any permits, approvals or entitlements related to Tenant’s specific use of the Premises or Tenant’s business operations therein. Landlord shall commence construction of the Tenant Improvements following the issuance of a building permit (the “TI Permit”) authorizing the construction of the Tenant Improvements consistent with the TI Construction Drawings approved by Tenant. The cost of obtaining the TI Permit shall be payable by Landlord as part of TI Costs. Tenant shall cooperate with Landlord, as needed, to obtain the TI Permit. If any Governmental Authority having jurisdiction over the construction of Landlord’s Work or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord’s obligations hereunder, (ii) increase the cost of constructing Landlord’s Work, or (iii) will materially delay the construction of Landlord’s Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

(c) Completion of Landlord’s Work. Landlord shall cause Landlord’s Work to be substantially completed in a good and workmanlike manner, in accordance with the TI Permit and applicable Legal Requirements, subject to Minor Variations and normal “punch list” items of a non-material nature that do not materially interfere with the use of the Premises (“Substantial Completion” or “Substantially Complete”). Upon Substantial Completion of Landlord’s Work, Landlord shall require the TI Architect and the General Contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. For purposes of this Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to Landlord’s Work; (iii) to comport with good design, engineering, and construction practices that are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of Landlord’s Work. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items.

(d) Selection of Materials. Except for materials and equipment specified on the TI Construction Drawings, all materials and equipment included as part of Landlord’s Work shall be selected by Landlord, in Landlord’s reasonable discretion.

(e) Delivery of the Premises. When Landlord’s Work is Substantially Complete, subject to the terms of this Section 3(e), Tenant shall accept the Premises. Tenant’s taking possession and acceptance of the Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers), (ii) any non-compliance of Landlord’s Work with applicable Legal Requirements, or (iii) any claim that Landlord’s Work was not completed substantially in accordance with the TI Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a

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“Construction Defect”). Tenant shall have one year after Substantial Completion within which to notify Landlord in writing of any such Construction Defect discovered by Tenant, and with respect to any such Construction Defect of which Tenant notifies Landlord in writing within such one year period, Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter or, if such Construction Defect cannot be remedied within 30 days, within a reasonable period taking into account the nature of the Construction Defect, so long as the responsible contractor commences such remedy within 30 days and diligently and continuously prosecutes the same to completion. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord’s reasonable efforts, fails to remedy such Construction Defect as provided in the immediately preceding sentence. If the contractor fails to remedy such Construction Defect as provided above, then Landlord shall remedy the Construction Defect within a reasonable period.

Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer’s equipment warranties relating to equipment installed in the Premises. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, but the cost of any such extended warranties shall be borne solely by Tenant.

(f) Commencement Date Delay. Except as otherwise provided in the Lease, Delivery of the Premises shall occur when Landlord’s Work has been Substantially Completed, except to the extent that completion of Landlord’s Work shall have been actually delayed beyond the Target Commencement Date by any one or more of the following causes (“Tenant Delay”):

(i) Tenant’s Representative was not available for more than 2 business days after written notice (which may be given by email) from Landlord or the General Contractor to give or receive any Communication or to take any other action required to be taken by Tenant hereunder;

(ii) Tenant’s request for Changes whether or not any such Changes are actually performed;

(iii) Construction of any Changes;

(iv) Tenant’s delay in reviewing, revising or approving the Design Development Drawings or the TI Construction Drawings beyond the periods set forth herein or in the Critical Dates Schedule;

(v) Tenant’s delay in providing information critical to the normal progression of the Project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of any request for such information from Landlord;

(vi) Tenant’s delay in making payments to Landlord for Excess TI Costs; or

(vii) Any other act or omission by Tenant or any Tenant Party (as defined in the Lease), or persons employed by any of such persons that actually delays Substantial Completion of Landlord’s Work and continues for 2 business days after written notice from Landlord or the General Contractor.

If Delivery is delayed for any of the foregoing reasons, then Landlord shall cause the TI Architect to certify the date on which the Tenant Improvements would have been Substantially Completed but for such Tenant Delay and such certified date shall be the date of Delivery.

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Work Letter – Landlord Build	3545 Cray Court – Suite 200/Iambic - Page C-5

4. Changes. Any changes requested by Tenant to the Tenant Improvements reflected in the Design Development Drawings (“Changes”) shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord and the TI Architect, such approval not to be unreasonably withheld, conditioned or delayed.

(a) Tenant’s Request For Changes. Tenant shall request any Changes by delivery of written notice to Landlord detailing the nature and extent of any the requested Changes (a “Change Request”). Such Change Request must be signed by Tenant’s Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and (ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid for by Tenant to the extent actually incurred, whether or not such change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost involved, and the period of time, if any, that the Change will extend the date on which Landlord’s Work will be Substantially Complete. Any such delay in the completion of Landlord’s Work caused by a Change, including any suspension of Landlord’s Work while any such Change is being evaluated and/or designed, shall be Tenant Delay.

(b) Implementation of Changes. If Tenant approves in writing the estimated cost and the estimated extension in the time for completion of Landlord’s Work, if any, Landlord shall cause the approved Change to be instituted. Tenant shall deliver to Landlord any Excess TI Costs arising in connection with any approved Changes in accordance with Section 5(b) below. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the TI Architect’s determination of the amount of Tenant Delay in connection with such Change shall be final and binding on Landlord and Tenant.

5. Costs.

(a) TI Costs. Landlord shall be responsible for the payment of design, permits and construction costs incurred in connection with the construction of the Tenant Improvements, except for costs arising from or related to any Additional Scope Items elected by Tenant, Change Requests, Changes or Tenant Delays which are not otherwise offset by line item or budget reductions (“TI Costs”). Notwithstanding anything to the contrary contained herein, in no event shall Landlord be required to pay for any furniture, personal property or other non-Building Systems materials or equipment, including, but not limited to, Tenant’s voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements. For the avoidance of any doubt, (i) those items on the Landlord/Tenant Responsibility Matrix allocated to “Landlord” shall be paid by Landlord and not included in TI Costs, (ii) those items on the Landlord/Tenant Responsibility Matrix allocated to “Turn-Key TI” shall be included as TI Costs, and (ii) those items on the Landlord/Tenant Responsibility Matrix allocated to “Tenant Direct” and “Landlord Funded by Tenant Change Request” shall be paid by out of the Allowance or directly by Tenant.

(b) Excess TI Costs. Notwithstanding anything to the contrary contained herein, Tenant acknowledges and agrees that Tenant shall be responsible for all TI Costs in excess of $136.00 per rentable square foot of the Premises arising from or related to any Additional Scope Items elected by Tenant, Change Requests, Changes or Tenant Delays which are not otherwise offset by line item or budget reductions (collectively, “Excess TI Costs”). Subject to the terms of this Section 5(b), Tenant shall be responsible for paying for all such Excess TI Costs, and shall deliver the full amount of all such Excess TI Costs to Landlord within 10 days after Landlord’s delivery to Tenant of one or more invoices therefor and reasonable back-up documentation reflecting the amount of the Excess TI Costs (including how the Excess TI Costs were calculated, and specifically documenting Landlord’s cost to design and construct the Tenant Improvements due to Tenant’s Changes or Tenant Delays versus the costs Landlord would have incurred to design and construct the Tenant Improvements had such Tenant’s Changes or Tenant Delays not occurred), which may, at Landlord’s election, be delivered prior to or after the Substantial Completion of the

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Tenant Improvements. If Landlord elects to collect such Excess TI Costs prior to the Substantial Completion of the Tenant Improvements, then Tenant’s payment of such Excess TI Costs shall be a condition precedent to Landlord’s continued performance and completion of the Tenant Improvements. If Tenant fails to timely deliver any Excess TI Costs with Landlord, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge). For purposes of any litigation instituted with regard to such amounts, those amounts will be deemed Rent under the Lease.

(c) Allowance. Landlord shall provide to Tenant a tenant improvement allowance (the “Allowance”) in the maximum amount of $600,000.00 in the aggregate, which shall, to the extent used (as determined by Tenant in its sole discretion), result in TI Rent as set forth in Section 4(b) of the Lease. The Allowance shall be used solely for the payment of Excess TI Costs. Tenant shall be deemed to have elected to use the Allowance (or portions thereof, as applicable) as of the date that Tenant notifies Landlord in writing that it desires to apply all or any portion of the Allowance towards Excess TI Costs. Such election shall be final and binding on Tenant, and may not thereafter be modified without Landlord’s consent, which may be granted or withheld in Landlord’s reasonable discretion. The Allowance shall be disbursed in accordance with this Work Letter. Tenant shall have no right to the use or benefit (including any reduction to or payment of Base Rent) of any portion of the Allowance not applied towards Excess TI Costs. Tenant shall have no right to any portion of the Allowance that is not disbursed before the last day of the month that is 12 months after the Commencement Date (the “Allowance Outside Date”). Any portion of the Allowance remaining undisbursed as of the Allowance Outside Date shall deemed to have been forfeited by Tenant and Tenant shall have no further right to any portion of such undisbursed Allowance.

6. Tenant Access.

(a) Tenant’s Access Rights. Landlord hereby agrees to permit Tenant access, at Tenant’s sole risk and expense, to the Premises (i) 30 days prior to the Commencement Date for Tenant’s installation of Tenant’s security systems and the installation and setup of its furniture, fixtures and equipment (“FF&E Installation”), provided that such FF&E Installation is coordinated with the TI Architect and the General Contractor, and complies with the Lease and all other reasonable restrictions and conditions Landlord may impose, and (ii) prior to the completion of Landlord’s Work, to observe the progress of Landlord’s Work; all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Notwithstanding the foregoing, Tenant shall have no right to enter onto the Premises or the Project unless and until Tenant has delivered to Landlord a certificate of insurance reflecting the insurance coverage required to be maintained by Tenant under Section 17 of the Lease. Any entry by Tenant shall comply with all established safety practices of the General Contractor and Landlord until completion of Landlord’s Work and acceptance thereof by Tenant.

(b) No Interference. Neither Tenant nor any Tenant Party (as defined in the Lease) shall interfere with the performance of Landlord’s Work, nor with any inspections or issuance of final approvals by applicable Governmental Authorities, and upon any such interference, Landlord shall have the right to exclude Tenant and any Tenant Party from the Premises and the Project until Substantial Completion of Landlord’s Work.

(c) No Acceptance of Premises. The fact that Tenant may, with Landlord’s consent, enter into the Project prior to the date Landlord’s Work is Substantially Complete for the purpose of performing the FF&E Installation shall not be deemed an acceptance by Tenant of possession of the Premises, but in such event Tenant shall defend with counsel reasonably acceptable by Landlord, indemnify and hold Landlord harmless from and against any loss of or damage to Tenant’s property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the act or omission of Tenant or any Tenant Party.

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Work Letter – Landlord Build	3545 Cray Court – Suite 200/Iambic - Page C-7

7. Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary.

(b) Modification. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

(c) No Default Funding. In no event shall Landlord have any obligation to perform any Landlord’s Work during any period that Tenant is in Default under the Lease beyond any applicable notice and cure period.

(d) Notices. Notwithstanding anything to the contrary contained in the Lease or in the Work Letter, notices between Tenant’s Representative and Landlord’s Representative may be delivered via email.

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Work Letter – Landlord Build	3545 Cray Court – Suite 200/Iambic - Page C-8

Schedule 1

Space Plans

[***]

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Work Letter – Landlord Build	3545 Cray Court – Suite 200/Iambic - Page C-9

Schedule 2

Landlord/Tenant Responsibility Matrix

[***]

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Work Letter – Landlord Build	3545 Cray Court – Suite 200/Iambic - Page C-10

Schedule 3

Critical Dates Schedule

[***]

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Work Letter – Landlord Build	3545 Cray Court – Suite 200/Iambic - Page C-11

Schedule 4

Additional Scope Items

[***]

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EXHIBIT D TO LEASE

ACKNOWLEDGMENT OF COMMENCEMENT DATE

This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made this ____ day of ____________, ____, between ARE-SD REGION NO. 38, LLC, a Delaware limited liability company (“Landlord”), and IAMBIC THERAPEUTICS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease dated_____________, 2026 (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date of the Base Term of the Lease is ____________, ____, and the termination date of the Base Term of the Lease shall be 11:59 p.m. Pacific time on ____________, ____, In case of a conflict between the terms of the Lease and the terms of this Acknowledgment of Commencement Date, this Acknowledgment of Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

TENANT:

IAMBIC THERAPEUTICS, INC.,
a Delaware corporation

By:
Name:
Its:

☐	I hereby certify that the signature, name, and title
above are my signature, name and title

LANDLORD:

ARE-SD REGION NO. 38, LLC,
a Delaware limited liability company

By:	Alexandria Real Estate Equities, L.P.,
a Delaware limited partnership,
managing member

	By:	ARE-QRS Corp.,
a Maryland corporation,
general partner

By:
Name:
Its:

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Rules and Regulations	3545 Cray Court – Suite 200/Iambic - Page E-1

EXHIBIT E TO LEASE

Rules and Regulations

1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3. Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Project.

4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense.

6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8. Tenant shall maintain the Premises free from rodents, insects and other pests.

9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11. Tenant shall give Landlord prompt notice of any defects after Tenant becomes aware of any such defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

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13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

14. No auction, public or private, will be permitted on the Premises or the Project.

15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

20. Tenant shall cause any vendors and other service providers providing regular service at the Project (including, service providers hired by Tenant to perform services with respect to the Building Systems or to perform janitorial services with respect to the Premises) hired by Tenant to perform services at the Premises or the Project to maintain in effect workers’ compensation insurance as required by Legal Requirements and reasonable commercial general liability insurance with coverage amounts reasonably acceptable to Landlord. Tenant shall cause such vendors and service providers to name Landlord and Alexandria Real Estate Equities, Inc. as additional insureds under such policies and shall provide Landlord with certificates of insurance evidencing the required coverages (and showing Landlord and Alexandria Real Estate Equities, Inc. as additional insureds under such policies) prior to the applicable vendor or service provider providing any services to Tenant at the Project.

21. Neither Tenant nor any of the Tenant Parties shall have the right to photograph, videotape, film, digitally record or by any other means record, transmit and/or distribute any images, pictures or videos of all or any portion of the Premises or the Project that could identify the Project or the name of the Project, or that identify Landlord or any other tenants or any affiliates of Landlord or any other tenants. The foregoing is not meant to prohibit individual employees from taking and disseminating photos of themselves or other people within the Premises or at the Project so long as neither the Building nor any proprietary information, equipment or improvements of Landlord are included within such photos.

22. Tenant shall regularly review the guidelines published by the Centers for Disease Control (CDC) and any state and/or local Governmental Authorities, and will implement the practices and procedures suggested thereby, as well as industry standard best practices, to prevent the spread of Infectious Conditions, including, without limitation, COVID-19.

23. Landlord may exclude or expel from the Project any person that is exhibiting symptoms associated with any currently known or unknown Infectious Condition.

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3545 Cray Court – Suite 200/Iambic - Page F-1

EXHIBIT F TO LEASE

TENANT’S PERSONAL PROPERTY

None.

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3545 Cray Court – Suite 200/Iambic - Page G-1

EXHIBIT G TO LEASE

OPERATING EXPENSE EXCLUSIONS

(i) the original construction costs of the Project and renovation prior to the Commencement Date and costs of correcting defects in such original construction or renovation;

(ii) capital expenditures for expansion or reconfiguration of the Project;

(iii) the cost of correcting any building code or other violation of Legal Requirements which were violations prior to the Commencement Date;

(iv) interest, principal payments of Mortgage (as defined in Section 27) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured, and all payments of base rent (but not operating expenses or taxes, except to the extent such item of operating expenses or taxes would otherwise not be permitted to be passed through pursuant to Section 5 and Section 9 of this Lease) under any ground lease or other underlying lease of all or any portion of the Project;

(v) depreciation of the Project (except for Capital Expenditures, the cost of which are includable in Operating Expenses subject to the terms of Section 5);

(vi) advertising, promotional, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent, tenant improvements and construction allowances for tenants;

(vii) legal and other expenses incurred in the negotiation or enforcement of leases;

(viii) completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

(ix) costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

(x) salaries, wages, benefits and other compensation paid to (i) personnel of Landlord or its agents or contractors above the position of the person, regardless of title, who has day-to-day management responsibility for the Project or (ii) officers and employees of Landlord or its affiliates who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project; provided, however, that with respect to any such person who does not devote substantially all of his or her employed time to the Project, the salaries, wages, benefits and other compensation of such person shall be prorated to reflect time spent on matters related to operating, managing, maintaining or repairing the Project in comparison to the time spent on matters unrelated to operating, managing, maintaining or repairing the Project;

(xi) costs incurred for off-site offices or facilities maintained in connection with the management, operation, engineering, sustainability, Utility and/or security services provided to the Project and other properties owned by Landlord or affiliates of Landlord, except to the extent of the Project’s share of such costs as proportionately allocated among the Project and such other properties owned by Landlord or affiliates of Landlord served by such off-site offices or facilities;

(xii) general organizational, administrative and overhead costs relating to maintaining Landlord’s existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

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3545 Cray Court – Suite 200/Iambic - Page G-2

(xiii) costs and expenses (including legal fees, attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes or negotiations with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

(xiv) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 7);

(xv) expenses resulting from the violation of any laws or governmental rule or authority by Landlord, its employees, agents, or contractors;

(xvi) penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord’s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

(xvii) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

(xviii) costs of Landlord’s charitable or political contributions, or of fine art maintained at the Project;

(xix) costs in connection with services or items which are not available to all tenants of the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

(xx) costs incurred in the sale or refinancing of the Project;

(xxi) costs of repairs or other work necessitated by fire, windstorm or other casualty; provided such costs of repairs or other work shall be paid by the parties in accordance with the provisions of Section 18;

(xxii) costs incurred as a result of the gross negligence or willful misconduct of Landlord or any Landlord Insured Parties (as defined in Section 17);

(xxiii) the cost of testing, containing, removing, or otherwise remediating any contamination of the Project (including the underlying land and ground water) by any Hazardous Materials for which Tenant is not responsible under this Lease;

(xxiv) the cost of installing or upgrading any utility metering for any part of the Project;

(xxv) Operating Expense reserves (other than reserves for Taxes);

(xxvi) Any Capital Expenditures except to the extent amortized in accordance with Section 5;

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3545 Cray Court – Suite 200/Iambic - Page G-3

(xxvii) net income taxes of Landlord or the owner of any interest in the Project or franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein (except to the extent such taxes are in substitution for any Taxes payable hereunder); and

(xxviii) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project under leases for space in the Project.

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3545 Cray Court – Suite 200/Iambic - Page H-1

EXHIBIT H TO LEASE

LANDLORD’S FURNITURE

[***]

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3545 Cray Court – Suite 200/Iambic - Page I-1

EXHIBIT I TO LEASE

MAINTENANCE OBLIGATIONS

[***]

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3545 Cray Court – Suite 200/Iambic - Page J-1

EXHIBIT J TO LEASE

SIGNAGE

[***]

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3545 Cray Court – Suite 200/Iambic - Page K-1

EXHIBIT K TO LEASE

ROFR SPACE

[***]

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3545 Cray Court – Suite 200/Iambic - Page L-1

EXHIBIT L TO LEASE

CONTROL AREAS

[***]

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3545 Cray Court – Suite 200/Iambic - Page M-1

EXHIBIT M TO LEASE

STORAGE AREA

[***]

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3545 Cray Court – Suite 200/Iambic - Page N-1

EXHIBIT N TO LEASE

SPACE PLAN FOR EXPANSION PREMISES

[***]

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January 16, 2026

Iambic Therapeutics, Inc.

5627 Oberlin Drive, Suite 120

San Diego, CA 92121

Attn: Legal Department

Re: 3545 Cray Court, San Diego, California/Letter of Credit

To Whom It May Concern:

Reference is made to that certain Lease Agreement dated of even date herewith (the “Lease”), between ARE-SD REGION NO. 38, LLC, a Delaware limited liability company (“Landlord”), and IAMBIC THERAPEUTICS, INC., a Delaware corporation (“Tenant”), relating to the lease of premises at the above-referenced property. Capitalized terms used but not defined herein shall have the meanings given thereto in the Lease.

Pursuant to Section 6 of the Lease, Tenant is required to deposit with Landlord, concurrent with the execution of the Lease, a Security Deposit in the amount of $236,003.25 in the form of an unconditional and irrevocable letter of credit and otherwise in compliance with the terms of Section 6 of the Lease (the “Letter of Credit”). Tenant has advised Landlord that Tenant requires additional time to obtain the Letter of Credit. The parties hereto agree that Tenant may deliver to Landlord the Letter of Credit under the Lease, in form approved by Landlord, within 30 days after the mutual execution of the Lease. Tenant’s failure to deliver such Letter of Credit to Landlord pursuant to the terms of this paragraph shall constitute a Default under Section 20 of the Lease.

[Signatures on following page]

Iambic Therapeutics, Inc.

January 16, 2026

The Lease remains unmodified and in full force and effect except as expressly set forth in this letter agreement. By countersignature below, Tenant agrees to the terms of this letter agreement.

ARE-SD REGION NO. 38, LLC,
a Delaware limited liability company

By:	Alexandria Real Estate Equities, L.P.,
a Delaware limited partnership,
managing member

	By:	ARE-QRS Corp.,
a Maryland corporation,
general partner

		By:	/s/ Gary Dean
		Name:	Gary Dean
		Its:	Executive Vice President – Real
Estate Legal Affairs

ACCEPTED AND AGREED TO:

IAMBIC THERAPEUTICS, INC.,
a Delaware corporation

By:	/s/ Tom Miller
Name:	Tom Miller
Its:	CEO

☒	I hereby certify that the signature, name,
and title above are my signature, name and title

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (the “Agreement”) is made as of this 16 day of January, 2026, between ARE-SD REGION NO. 74, LLC, a Delaware limited liability company (“Licensor”), and IAMBIC THERAPEUTICS, INC., a Delaware corporation (“Licensee”).

RECITALS:

A. Licensor is the owner of certain real property (the “Project”), at which that certain building commonly known as 10975 Torreyana Road, San Diego, California (the “Building”), is located.

B. Licensee and Licensor’s affiliate, ARE-SD-Region No. 38, LLC, a Delaware limited liability company (the “Cray Court Landlord”), are entering into a Lease Agreement with respect to certain premises located at 3545 Cray Court, San Diego, California (the “Cray Court Building”), on or about the date hereof (as the same may be amended in the future, the “Lease”).

C. In connection with the Lease, Licensee is required to temporarily relocate Landlord’s Furniture (as defined in the Lease) from the Cray Court Building while the Cray Court Landlord is performing certain construction work therein. Licensor has agreed to provide Licensee with a license to use a portion of the Building designated by Licensor, which area is subject to change upon 30 days’ prior written notice (the “Storage Area”), for the purpose of storing Landlord’s Furniture.

D. Licensee and Licensor wish to confirm the terms and conditions upon which Licensee may use the Storage Area.

NOW, THEREFORE, in consideration of the mutual covenants herein expressed and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensee and Licensor agree as follows:

1. Grant of License.

(a) Licensor hereby grants to Licensee a temporary license to use the Storage Area for the Permitted Use (as defined in Section 4 below), together with reasonable access thereto, upon and subject to the terms and conditions contained in this Agreement. The term of the license to use the Storage Area under this Agreement (“Term”) shall commence on the first business day after the mutual execution of this Agreement by Licensor and Licensee, and continue until the date that is 30 days following the Commencement Date (as such term is defined in the Lease), unless earlier terminated as a result of (a) the expiration or earlier termination of the Lease prior to the Commencement Date, and (b) the date this Agreement is terminated for Cause (as defined in Section 8).

(b) Licensee shall utilize the Storage Area on an “as is” basis, and Licensor is hereby expressly relieved and released from any duty or obligation to make any improvements or alterations to the Storage Area. Licensee hereby further acknowledges that Licensor has made no representation as to the condition of the Storage Area or the Project or the suitability of the Storage Area or the Project for Licensee’s intended use. Licensee shall, at all times during the Term comply with all reasonable rules and regulations at any time or from time to time established by Licensor covering the use of the Storage Area and the Project.

2. Waiver of Liability and Indemnification. Licensee warrants that it will use reasonable care to prevent damage to property and injury to persons while on the Project under this Agreement. Licensee hereby indemnifies and agrees to defend, save and hold Alexandria Real Estate Equities, Inc., Licensor, and their respective officers, directors, employees, managers, agents, sub-agents, constituent entities and lease signators (collectively, “Licensor Indemnified Parties”) harmless from and against any and all claims for injury or death to persons or damage to property occurring within or about the Storage Area, arising directly or indirectly out of use or occupancy of the Storage Area by Licensee or any of Licensee’s Related

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Parties, or a breach or default by Licensee in the performance of any of its obligations hereunder, except to the extent caused by the willful misconduct or gross negligence of Licensor Indemnified Parties. Licensor Indemnified Parties shall not be liable to Licensee for, and Licensee assumes all risk of damage to, Landlord’s Furniture. Licensee further waives any and all claims for injury to Licensee’s business or loss of income relating to any such damage or destruction of Landlord’s Furniture. Licensor Indemnified Parties shall not be liable for any damages arising from any act, omission or neglect of any tenant or other licensee at the Project or of any other third party. The provisions of this Section 2 shall survive the expiration or earlier termination of this Agreement.

Licensee acknowledges that the Storage Area may not be secure and may be accessible by third parties. Licensee further acknowledges that Licensor and its contractors and agents will have access to the Storage Area and that Licensor is under no obligation to provide any security with respect to Landlord’s Furniture. Licensee waives any claims it may have against Licensor arising out of Licensee’s storage of Landlord’s Furniture in the Storage Area and in connection with any damage to or loss of Landlord’s Furniture, and releases and exculpates Licensor from any liability in connection with Licensee’s storage of Landlord’s Furniture in the Storage Area or damage to or loss of Landlord’s Furniture during the Term.

3. Insurance of Licensee. Licensee shall cause all insurance required to be carried by Licensee pursuant to the terms of the Lease to also apply with respect to this Agreement, the Storage Area and all activities in connection therewith and, solely for purposes of this sentence, the Storage Area shall be deemed to be part of the Premises (as defined in the Lease) under the Lease with respect to Licensee’s insurance obligations and required coverages applicable to the Storage Area and Licensor shall be added as an additional insured. Additionally, Licensee shall be required, at its sole cost and expense, to maintain during the Term all risk property insurance covering the full replacement cost of Landlord’s Furniture.

4. Use. Licensee’s use of the Storage Area is strictly limited to the storage of Landlord’s Furniture (as such term is defined in the Lease) (“Permitted Use”), and for no other purpose. Licensee shall not store any Hazardous Materials in the Storage Area. Licensee shall not make any alterations, additions, or improvements to the Storage Area of any kind whatsoever. The Storage Area shall be used in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Project.

Licensor hereby reserves the right to enter the Storage Area at all reasonable times upon not less than 24 hours advance written notice to Licensee (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for any purpose Licensor deems to be necessary or appropriate in connection with the maintenance, repair, operation, sale or leasing of the Project.

5. Hazardous Materials. Licensee shall not permit or cause any party to bring any Hazardous Materials upon the Storage Area or use, store, handle, treat, generate, manufacture, transport, release or dispose of any Hazardous Materials in, on or from the Storage Area without Licensor’s prior written consent which may be withheld in Licensor’s sole discretion. The term “Hazardous Materials” shall mean any flammable material, explosives, radioactive materials, petroleum products, hazardous or toxic substances, or any waste or related materials, including without limitation anything included in the definition of “hazardous substances”, “hazardous materials”, “hazardous wastes”, or “toxic substances” under any applicable federal, state or local law or regulation. If Licensee or any of its employees, agents, contractors, customers, guests or invitees (each, a “Related Party”) in any way causes or permits contamination of the Storage Area or the Project with Hazardous Materials, Licensee shall notify Licensor, and Licensor may terminate the license immediately. Licensee hereby indemnifies Licensor, and agrees to defend and hold Licensor harmless, from and against all claims of any type arising from or in connection with contamination of the Storage Area or the Project by Hazardous Materials caused by Licensee or any Licensee Related Party or by Licensee’s use of this license.

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The provisions of this Section 5 shall survive the expiration or earlier termination of this Agreement.

6. License Fee. No monthly license fee shall be payable to Licensor in connection with this Agreement.

7. Operating Expenses. Licensee shall not be required to pay Operating Expenses in connection with this Agreement.

8. Termination For Cause. “Cause” for termination of this Agreement shall exist if Licensee fails to comply with any of the terms or provisions of this Agreement, and fails to cure such default within 2 business days after the date of receipt of written notice of default from Licensor.

9. Condition Upon Surrender. At the expiration or earlier termination of the Term, Licensee shall, at Licensee’s sole cost and expense, remove all Landlord’s Furniture from the Storage Area and deliver the Storage Area to Licensor free of any debris, trash and Hazardous Materials. Licensee shall restore and repair any damage to the Storage Area and/or Project caused by or occasioned as a result of such removal.

10. Limitation on Licensor’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LICENSOR AND LICENSEE TO THE CONTRARY: (A) LICENSOR SHALL NOT BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR (AND LICENSEE AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: LANDLORD’S FURNITURE, LICENSEE’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, FURNITURE, EQUIPMENT, INVENTORY, PRODUCT, AND/OR BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE STORAGE AREA AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LICENSOR FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE STORAGE AREA OR ARISING IN ANY WAY UNDER THIS AGREEMENT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LICENSOR HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LICENSOR’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LICENSOR’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST LICENSOR IN CONNECTION WITH THIS AGREEMENT NOR SHALL ANY RECOURSE BE HAD TO ANY OTHER PROPERTY OR ASSETS OF LICENSOR OR ANY OF LICENSOR’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LICENSOR OR ANY OF LICENSOR’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO LICENSEE’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

11. Holdover. If Licensee remains in possession of the Storage Area after the expiration or earlier termination of the Term without the express written consent of Licensor, Licensee shall become a tenant at sufferance upon the terms of this License. Licensee shall be responsible for all damages suffered by Licensor resulting from or occasioned by Licensee’s holding over, including consequential damages.

12. Security. Licensor shall not be responsible for the personal safety of Licensee or any Related Party while any such person is in, on or about the Storage Area. Licensee agrees that Licensor shall not be liable to Licensee for, and Licensee waives any claim against Licensor with respect to, any loss by theft or any other damage suffered or incurred by Licensee or any Related Party.

13. Assignment. Licensee may not assign or otherwise transfer all or any part of its interest in this Agreement or in the Storage Area.

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14. Governing Jurisdiction. This Agreement and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of California.

15. Notice. Any notice required to be given under this Agreement may be personally delivered to a party, or may be sent by overnight courier service (e.g., Federal Express), to either party addressed as follows:

To Licensee:	Iambic Therapeutics, Inc.
[***]
Attention: Legal Department

With a copy to:	Iambic Therapeutics, Inc.
[***]
Attention: Jeanne Grover

To Licensor:	c/o Alexandria Real Estate Equities, Inc.
[***]
Attn: Corporate Secretary
Re: [***]

Notices under this Agreement shall be deemed duly given when actually received by the addressee or when delivery thereof is refused.

16. OFAC. Licensee and all beneficial owners of Licensee are currently (a) in compliance with and shall at all times during the Term of this Agreement remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the Term of this Agreement be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

17. Licensor’s Right to Relocate Storage Area. Licensor shall have the right to relocate the Storage Area upon 30 days’ prior written notice to another area of the Project designated by Licensor, or, if Licensor is unable to find a suitable location at the Project, to an off-site location within a reasonable proximity to the Project at the sole cost and expense of Alexandria Real Estate Equities, Inc.

18. Miscellaneous. Any modification of this Agreement must be in writing signed by both Licensor and Licensee. If any provision of this Agreement is made unenforceable, such shall not affect the enforceability of any other provision. If any action is brought by either party against the other, the prevailing party shall be entitled to recover reasonable attorney’s fees. This Agreement shall be binding on and inure to the benefit of the successors and permitted assigns of the respective parties.

19. Brokers. Licensor and Licensee each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Agreement and that no Broker brought about this transaction. Licensor and Licensee each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the brokers, if any, named in this Agreement, claiming a commission or other form of compensation by virtue of having dealt with Licensor or Licensee, as applicable, with regard to this Agreement.

20. Counterparts. This Agreement may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature process complying with the

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U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Agreement and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Agreement as of the date first written above.

LICENSEE:

IAMBIC THERAPEUTICS, INC.,
a Delaware corporation

By:	/s/ Tom Miller
Name:	Tom Miller
Its:	CEO

☒	I hereby certify that the signature, name, and title
above are my signature, name and title.

LICENSOR:

ARE-SD REGION NO. 74, LLC,
a Delaware limited liability company

By:	Alexandria Real Estate Equities, L.P.,
a Delaware limited partnership,
managing member

	By:	ARE-QRS Corp.,
a Maryland corporation,
general partner

		By:	/s/ Gary Dean Gary Dean
		Its:	Executive Vice President – Real
Estate Legal Affairs

Copyright © 2005-2025 Alexandria Real Estate Equities, Inc.
All rights reserved. Confidential and Proprietary - Do Not Copy or
Distribute. ALEXANDRIA and the Lighthouse Logo are
registered trademarks of Alexandria Real Estate Equities, Inc.

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “First Amendment”) is made as of March 31, 2026 (the “Effective Date”), by and between ARE-SD REGION NO. 38, LLC, a Delaware limited liability company (“Landlord”), and IAMBIC THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of January 16, 2026 (the “Original Lease”), as amended by that certain side letter dated as of January 16, 2026 (as amended, the “Lease”). Pursuant to the Lease, Tenant leases premises in that certain building located at 3545 Cray Court, San Diego, California (the “Building”), consisting of approximately 44,912 rentable square feet, commonly known as Suite 200 (the “Existing Premises”). The Existing Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to, among other things, expand the size of the Existing Premises by adding Suite 120 (referenced in the Lease as the “Suite B Space”), containing approximately 13,370 rentable square feet, as shown on Exhibit A attached to this First Amendment (“Expansion Premises”).

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.
Expansion Premises. In addition to the Existing Premises, commencing on the Expansion Premises Commencement Date (as defined in Section 2 below), Landlord shall lease to Tenant, and Tenant shall lease from Landlord, the Expansion Premises.
2.
Delivery of Expansion Premises. Landlord shall use reasonable efforts to deliver the Expansion Premises to Tenant on or before February 1, 2027 (the “Target Expansion Premises Commencement Date”), with the Expansion Premises Tenant Improvements Substantially Completed and in broom clean condition (“Delivery” or “Deliver”). If Landlord fails to timely Deliver the Expansion Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and neither the Lease nor this First Amendment shall be void or voidable. As used herein, the terms “Expansion Premises Tenant Improvements,” “Tenant Delays,” and “Substantially Completed” shall have the meanings set forth for such terms in the Expansion Premises Work Letter attached as Exhibit B to this First Amendment.

The “Expansion Premises Commencement Date” shall be the earlier of (i) the date that Landlord Delivers the Expansion Premises to Tenant, or (ii) the date that Landlord could have Delivered the Expansion Premises to Tenant but for Tenant Delays. Upon request of Landlord, Tenant shall (absent manifest error) execute and deliver a written acknowledgment of the Expansion Premises Commencement Date when such is established in the form of the “Acknowledgement of Expansion Premises Commencement Date” attached to this First Amendment as Exhibit C; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder.

Subject to the provisions of Section 6 of the Expansion Premises Work Letter, provided that Tenant has delivered a certificate of insurance reflecting the insurance coverage required to be maintained by Tenant under Section 17 of the Original Lease, Landlord shall permit Tenant access to the Expansion Premises for a period of up to 30 days prior to the Expansion Premises Commencement Date for the FF&E Installation (as defined in Section 6(a) of the Expansion

1

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Premises Work Letter), provided that such FF&E Installation is coordinated with Landlord to avoid interfering with completion of the Expansion Premises Tenant Improvements, and Tenant complies with the terms of the Lease and all other reasonable restrictions and conditions Landlord may impose. All such access shall be during normal business hours. Any access to the Expansion Premises by Tenant before the Expansion Premises Commencement Date shall be subject to all of the terms and conditions of the Lease, excluding the obligation to pay Base Rent, Operating Expenses or Utilities.

Landlord shall, at its sole cost and expense (which shall not constitute an Operating Expense), be responsible for any repairs that are required to be made to the Building Systems serving only the Expansion Premises of which Tenant notifies Landlord in writing within 120 calendar days after the Expansion Premises Commencement Date, unless Tenant or any Tenant Party was responsible for the cause of such repair, in which case Tenant shall pay the cost.

Except as set forth in the Expansion Premises Work Letter (including Landlord’s obligations with respect to punch-list items as set forth in the Expansion Premises Work Letter) or as otherwise expressly set forth in the Lease (as amended by this First Amendment): (i) Tenant shall accept the Expansion Premises in their condition as of the Expansion Premises Commencement Date; (ii) Landlord shall have no obligation for any defects in the Expansion Premises; and (iii) Tenant’s taking possession of the Expansion Premises shall be conclusive evidence that Tenant accepts the Expansion Premises and that the Expansion Premises were in good condition at the time possession was taken.

Except as set forth in the Expansion Premises Work Letter or as otherwise expressly set forth in the Lease (as amended by this First Amendment), Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Expansion Premises, and/or the suitability of the Expansion Premises for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Expansion Premises are suitable for the Permitted Use.

3.
Premises and Rentable Area of Premises. Commencing on the Expansion Premises Commencement Date, the defined terms “Premises” and “Rentable Area of Premises” on page 1 of the Original Lease shall be deleted in their entirety and replaced with the following:

“Premises: That portion of the Project, containing approximately 58,282 rentable square feet, consisting of (i) approximately 44,912 rentable square feet, commonly known as Suite 200, located on the second floor of the Building (the “Existing Premises”), and (ii) approximately 13,370 rentable square feet, commonly known as Suite 120, located on the first floor of the Building (the “Expansion Premises”), all as shown on Exhibit A.”

“Rentable Area of Premises: 58,282 sq. ft.”

As of the Expansion Premises Commencement Date, Exhibit A to the Lease shall be amended by adding the Expansion Premises as shown on Exhibit A attached to this First Amendment.

4.
Base Rent.

a. Existing Premises. Tenant’s obligation to pay Base Rent for the Existing Premises shall be as provided for in the Lease.

2

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b. Expansion Premises. Subject to the following paragraph, commencing on the Expansion Premises Commencement Date, Tenant shall (in addition to Base Rent for the Existing Premises) commence paying Base Rent with respect to the Expansion Premises at a rate of $63.00 per rentable square foot of the Expansion Premises per year. Base Rent payable with respect to the Expansion Premises shall be increased on each annual anniversary of the Expansion Premises Commencement Date (provided, however, that if the Expansion Premises Commencement Date occurs on a day other than the first day of a calendar month, then Base Rent payable with respect to the Expansion Premises shall be increased on each annual anniversary of the first day of the first full calendar month immediately following the Expansion Premises Commencement Date) (each an “Expansion Premises Adjustment Date”) by multiplying the Base Rent payable with respect to the Expansion Premises immediately before such Expansion Premises Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable with respect to the Expansion Premises immediately before such Expansion Premises Adjustment Date.

Notwithstanding anything to the contrary contained in this First Amendment, so long as Tenant is not in Default under the Lease (beyond any applicable notice and cure periods), Tenant shall not be required to pay Base Rent with respect to the Expansion Premises for the period commencing on the Expansion Premises Commencement Date and continuing through the day that is 10 months thereafter (the “Expansion Premises Base Rent Abatement Period”). For illustration purposes, if the Expansion Premises Commencement Date occurs on February 5, 2027, then the last day of the Expansion Premises Base Rent Abatement Period Shall be December 4, 2027. For the avoidance of doubt, during the Expansion Premises Base Rent Abatement Period, Tenant shall be required to pay (i) Operating Expenses attributable to the entire Premises (i.e., the Existing Premises and the Expansion Premises), and (ii) administrative rent with respect to the entire Premises each month equal to the amount of administrative rent that Tenant would have been required to pay in the absence of there being an Expansion Premises Base Rent Abatement Period.

5.
Tenant’s Proportionate Share of Operating Expenses. Commencing on the Expansion Premises Commencement Date, the defined term “Tenant’s Share of Operating Expenses” on page 1 the Original Lease shall be deleted in its entirety and replaced with the following:

“Tenant’s Share of Operating Expenses: 49.05%”

For the avoidance of doubt, when calculating the cap on Tenant’s Share of Operating Expenses of Building set forth in the third paragraph of Section 5(b) of the Original Lease, the aggregate amount shall be calculated with respect to the rentable square footage of the entire Premises (i.e., the Existing Premises and the Expansion Premises). The time periods for calculating such cap with respect to the entire Premises as well as the permissible increases set forth in Section 5(g) of the Original Lease shall all be calculated from the Commencement Date as set forth in the Original Lease (and not from the Existing Premises Commencement Date).

6.
Term. The Term of the Lease with respect to the Expansion Premises shall be coterminous with the Base Term of the Lease with respect to the Existing Premises.
7.
Security Deposit. Commencing on the Effective Date, the defined term “Security Deposit Amount” on Page 1 of the Original Lease is deleted in its entirely and replaced with the following:

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“Security Deposit Amount: $306,195.75”

Landlord currently holds a Security Deposit of $236,003.25 under the Lease in the form of a Letter of Credit. Concurrently with Tenant’s delivery of an executed copy of this First Amendment to Landlord, Tenant shall deliver to Landlord an amended Letter of Credit which increases the amount of the existing Letter of Credit being held by Landlord to $306,195.75 or an additional Letter of Credit in the amount of $70,192.50.

8.
Booster Pumps. As part of a Change Request (as defined in the Work Letter attached to the Original Lease (the “Existing Premises Work Letter”)) to the Tenant Improvements contemplated by the Existing Premises Work Letter attached to the Original Lease, Tenant has requested the installation of 2 booster pumps to service the Premises (the “Booster Pumps”). Landlord has agreed to the installation of the Booster Pumps in the subterranean parking structure beneath the Building in the location shown on Exhibit H attached hereto (the “Tenant Booster Pump Area”). Tenant shall have all of the obligations under the Lease with respect to the Tenant Booster Pump Area as though the Tenant Booster Pump Area were part of the Premises including, without limitation, the delivery of a Decommissioning and HazMat Closure Plan with respect to the Tenant Booster Pump Area pursuant to Section 28 of the Original Lease, except that Tenant shall not be required to pay Base Rent with respect to the Tenant Booster Pump Area. The Tenant Booster Pump Area impacts 2 parking spaces, and as a result thereof, the number of parking spaces available to Tenant under the Lease shall be reduced by 2 parking spaces. Tenant shall, if required by Landlord, remove the Booster Pumps and restore the Tenant Booster Pump Area at the expiration or earlier termination of the Lease. Tenant shall surrender the Tenant Booster Pump Area free of any debris and trash and free of any Hazardous Materials upon the expiration or earlier termination of the Term. Landlord shall have no obligation to make any repairs or improvements to the Booster Pumps or the Tenant Booster Pump Area and Tenant shall maintain the Booster Pumps and the Tenant Booster Pump Area, at Tenant’s sole cost and expense, in good repair and condition during the Term.
9.
Parking. Commencing on the Expansion Premises Commencement Date, Section 10 of the Original Lease shall be deleted in its entirety and replaced with the following:

“Parking. Subject to all applicable Legal Requirements, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder, Tenant shall have the right, at no additional cost during the Base Term, to use 174 parking spaces, which parking spaces shall be located as follows: (i) 144 of the parking spaces shall be located in the non-reserved parking areas of the subterranean parking structure beneath the Building and surface parking lot serving the Building, in common with other tenants of the Building, and (ii) 30 of the parking spaces shall be located in the non-reserved parking areas of the parking structure located at 3033/3035 Science Park Road, subject in each case to Landlord’s rules and regulations. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project. Notwithstanding the foregoing limitations, if any Legal Requirement, Force Majeure event, Taking or exercise by Landlord of its rights hereunder results in a reduction of parking spaces available to Tenant below 174 parking spaces, Landlord shall provide Tenant with substitute parking spaces within the Project to maintain Tenant’s total parking allocation at 174 parking spaces. Notwithstanding the foregoing, the parties acknowledge that 2 of the parking spaces available for Tenant’s use are being used for Tenant’s Booster Pumps as set forth in Section 8 of the First Amendment, and as a result thereof Tenant shall only have the right to park vehicles in 142 parking spaces in the non-reserved parking areas of the subterranean parking structure beneath the Building and surface parking lot serving the Building, and Tenant shall only have the right to park vehicles in a total of 172 parking spaces total.”

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10.
Landlord’s Furniture with respect to the Existing Premises. Tenant has requested that Landlord remove certain of Landlord’s Furniture (as defined in Section 2 of the Original Lease) originally located in the Existing Premises, and Landlord has agreed to remove such Landlord’s Furniture (the “Removed Furniture”). As a result thereof, as of the Effective Date, Exhibit H attached to the Original Lease shall be deleted in its entirety and replaced with Exhibit D attached to this First Amendment, which depicts Landlord’s Furniture originally located in the Existing Premises excluding the Removed Furniture. For the avoidance of doubt, Tenant shall continue to have the right to provide written notice to Landlord identifying the Unwanted Furniture (as defined in Section 2 of the Original Lease) originally located in the Existing Premises that it wants Landlord to remove in accordance with the terms of Section 2 of the Original Lease.
11.
Expansion Premises Landlord’s Furniture. During the Term, Tenant shall have the right to use, at no additional cost, the furniture, fixtures and equipment belonging to Landlord described on Exhibit E attached to this First Amendment and located within the Expansion Premises on the Expansion Premises Commencement Date (the “Expansion Premises Landlord’s Furniture”). The Expansion Premises Landlord’s Furniture is being provided to Tenant on an “AS-IS, WHERE-IS” basis without representation or warranty of any kind. Landlord shall have no maintenance obligations whatsoever with respect to the Expansion Premises Landlord’s Furniture. Tenant shall have no right to remove any of the Expansion Premises Landlord’s Furniture from the Expansion Premises, and the Expansion Premises Landlord’s Furniture shall be returned to Landlord at the expiration or earlier termination of the Term in substantially the same condition as received by Tenant, except for ordinary wear and tear and casualty. For the avoidance of doubt, Tenant shall be solely responsible for the cost, installation and/or any reconfiguration necessary of any additional furniture, fixtures and equipment required beyond the Expansion Premises Landlord’s Furniture for Tenant’s use in the Expansion Premises. For the avoidance of doubt, (i) the provisions of Section 2 of the Original Lease are only applicable to Landlord’s Furniture originally located in the Existing Premises, (ii) Landlord will be delivering the Expansion Premises to Tenant with the Expansion Premises Landlord’s Furniture in place, and (iii) Tenant will not be required to temporarily relocate or re-install the Expansion Premises Landlord’s Furniture in the Expansion Premises prior to the Expansion Premises Commencement Date.
12.
Tenant Maintenance Obligations. For the avoidance of doubt, the maintenance and repair obligations for the Expansion Premises shall be allocated between Landlord and Tenant as set forth on Exhibit I attached hereto.
13.
Control Areas. Effective as of the Expansion Premises Commencement Date, with respect to the Expansion Premises, Tenant shall be allowed to utilize 100% of Control Area 1B as shown on Exhibit F attached hereto.
14.
Right of First Refusal. Effective as of the Effective Date, Section 39 of the Original Lease shall be modified such that the “ROFR Space” shall only mean Suite 110 (referenced in the Lease as the “Suite A Space”). Additionally, Exhibit K attached to the Original Lease which depicts the ROFR Space shall be deleted in its entirety and replaced with Exhibit G attached to this First Amendment, which removes the Expansion Premises from the ROFR Space.
15.
Expansion Right. For the avoidance of doubt, as set forth in Section 40(a) of the Original Lease, the Expansion Right shall continue in effect through the Expansion Right Expiration Date (as defined in Section 40(a) of the Original Lease) with respect to Suite 110.

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16.
Right to Extend. For the avoidance of doubt, if Tenant exercises its Extension Right pursuant to Section 41 of the Original Lease, Tenant shall be required to extend the Term with respect to the entire Premises (i.e., the Existing Premises and the Expansion Premises).
17.
Allowance. Notwithstanding anything to the contrary contained in the Existing Premises Work Letter, in addition to being permitted to use the remaining Allowance (as defined in Section 5(c) of the Existing Premises Work Letter) for the payment of Excess TI Costs (as defined in the Existing Premises Work Letter), Tenant shall be permitted to use the remaining Allowance for the payment of Expansion Premises Excess TI Costs (as defined in the Expansion Premises Work Letter), but only if the Additional Scope Items, Change Requests and/or Changes (each as defined in the Expansion Premises Work Letter) for which the Allowance will be used will not cause a Tenant Delay pursuant to the terms of Section 3(f) of the Expansion Premises Work Letter. For the avoidance of doubt, any portion of the Allowance used for Expansion Premises Excess TI Costs will no longer be available for Excess TI Costs.
18.
California Accessibility Disclosure. The provisions of Section 43(r) of the Lease are hereby incorporated herein.
19.
OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.
20.
Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this First Amendment and that no Broker brought about this transaction, other than Savills, CBRE, Inc., and Cushman & Wakefield. Landlord and Tenant each hereby agrees to indemnify and hold the other harmless from and against any claims by any Broker, other than Savills, CBRE, Inc., and Cushman & Wakefield, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this First Amendment.
21.
Miscellaneous.

a. This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This First Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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c. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

d. Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

[Signatures are on the next page.]

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

TENANT:

IAMBIC THERAPEUTICS, INC.,
a Delaware corporation

By:	/s/ Tom Miller
Tom Miller
Its:	CEO

☒	I hereby certify that the signature, name, and title
above are my signature, name and title.

LANDLORD:

ARE-SD REGION NO. 38, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

By:	ARE-QRS CORP., a Maryland corporation, general partner

By:	/s/ Gary Dean
Gary Dean
Its:	Executive Vice President – Real Estate Legal Affairs

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EXHIBIT A

Expansion Premises

[***]

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EXHIBIT B

EXPANSION PREMISES WORK LETTER

THIS EXPANSION PREMISES WORK LETTER dated March 31, 2026 (this “Expansion Premises Work Letter”) is made and entered into by and between ARE-SD REGION NO. 38, LLC, a Delaware limited liability company (“Landlord”), and IAMBIC THERAPEUTICS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease Agreement dated as of January 16, 2026 (the “Original Lease”), as amended by that certain First Amendment to Lease dated concurrently herewith (the “First Amendment”) (as amended, the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1. General Requirements.

(a) Tenant’s Authorized Representative. Tenant designates Jeanne Grover and John Kavanagh (either such individual acting alone, “Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Expansion Premises Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Expansion Premises Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change either Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of the Expansion Premises Tenant Improvements (as defined in Section 3(a) below). The email address for Tenant’s Representative named in this Section 1(a) are [***] and [***].

(b) Landlord’s Authorized Representative. Landlord designates Anna Bryan and Michael D’Ambrosia (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Expansion Premises Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Expansion Premises Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of the Expansion Premises Tenant Improvements. The email address for Landlord’s Representative named in this Section 1(b) are [***] and [***].

(c) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that: (i) DPR shall be the general contractor for the Expansion Premises Tenant Improvements (the “General Contractor”) and any subcontractors for the Expansion Premises Tenant Improvements shall be reasonably selected by Landlord, and (ii) DGA shall be the architect (the “TI Architect”) for the Expansion Premises Tenant Improvements.

2. Expansion Premises Tenant Improvements.

(a) Expansion Premises Tenant Improvements Defined. As used herein, “Expansion Premises Tenant Improvements” shall mean all improvements to the Expansion Premises of a fixed and permanent nature reflected in the TI Construction Drawings (as defined below). The Expansion Premises Tenant Improvements shall be constructed in accordance with the space plans prepared by the TI Architect attached hereto as Schedule 1 (the “Space Plans”) and the Landlord/Tenant Responsibility Matrix attached hereto as Schedule 2 (the “Landlord/Tenant Responsibility Matrix”). The Expansion Premises Tenant Improvements shall not include any data cabling or any furniture, fixtures or equipment. Other than the Expansion Premises Tenant Improvements, Landlord shall not have any obligation whatsoever with respect to the finishing of the Expansion Premises for Tenant’s use and occupancy. Attached hereto as

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Schedule 3 is a schedule of critical dates for the construction of the Expansion Premises Tenant Improvements (the “Critical Dates Schedule”). For the avoidance of doubt, the Expansion Premises Tenant Improvements reflected in the Space Plans do not currently include any of the items listed on Schedule 4 (“Additional Scope Items). If Tenant elects to include any of the Additional Scope Items as part of the Expansion Premises Tenant Improvements, Tenant shall be responsible for the cost of such Additional Scope Items, provided that Tenant may apply the Allowance (subject to the terms of Section 17 of the First Amendment) toward the cost of such Additional Scope Items.

(b) Tenant’s Space Plans. Landlord and Tenant acknowledge and agree that Space Plans have been approved by both Landlord and Tenant. Landlord and Tenant further acknowledge and agree that any changes to the Space Plans requested by Tenant (as opposed to changes required in connection with the Expansion Premises Tenant Improvements outside of Tenant’s control) shall require the delivery of a Change Request (as defined in Section 4) and constitute Changes (as defined in Section 4) subject to Section 4 below.

(c) Design Development Drawings. Landlord shall cause the TI Architect to prepare and deliver to Tenant preliminary permit set plans and specifications for development of the Expansion Premises Tenant Improvements (the “Design Development Drawings”), which Design Development Drawings shall be prepared substantially in accordance with the Space Plans. Landlord and Tenant shall proceed collaboratively, including at Project Meetings, to advance the Design Development Drawings and Landlord shall cause the TI Architect to revise and resubmit the Design Development Drawings accordingly until they have been approved by Landlord and Tenant. Tenant shall have 5 calendar days after delivery of the Design Development Drawings to Tenant to review the Design Development Drawings and provide any comments thereto. Tenant shall not unreasonably withhold, condition or delay its approval of the Design Development Drawings. Tenant may not disapprove any matter that is consistent with the Space Plans without submitting a Change Request, which Change Request shall be subject to the terms of Section 4. Any disputes in connection with such comments shall be resolved in accordance with Section 2(e) hereof.

(d) TI Construction Drawings. Landlord shall cause the TI Architect to prepare construction plans, specifications and drawings for the Expansion Premises Tenant Improvements (“TI Construction Drawings”), which TI Construction Drawings shall be prepared substantially in accordance with the Design Development Drawings. Landlord shall deliver a copy of the TI Construction Drawings for Tenant’s reasonable review and approval, provided, however, that Tenant may not disapprove of any aspect of the TI Construction Drawings that is consistent with Schedules 1, 2 and 3 attached hereto without submitting a Change Request. Following Landlord’s delivery of the initial TI Construction Drawings to Tenant, Tenant shall have 5 calendar days to review and provide any such comments to Landlord. Tenant shall promptly deliver to Landlord any such written comments to the TI Construction Drawings, Landlord shall consider such comments from Tenant in good faith and, if required to conform with the Design Development Drawings, the TI Construction Drawings shall be revised accordingly. Landlord and Tenant shall proceed collaboratively, including at Project Meetings (as defined in Section 2(f) below), to advance the TI Construction Drawings until they have been approved by Landlord and Tenant. Any disputes in connection with such comments shall be resolved in accordance with Section 2(e) hereof. Once approved by Landlord and Tenant, subject to the provisions of Section 4 below, Landlord shall not materially modify the TI Construction Drawings except as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(b) below).

(e) Approval and Completion. It is hereby acknowledged by Landlord and Tenant that the TI Construction Drawings must be finalized by the date set forth in the Critical Dates Schedule for finalization of the TI Construction Drawings in order for the Expansion Premises Tenant Improvements to be Substantially Completed by the Target Expansion Premises Commencement Date (as defined in the First Amendment) and the failure of the TI Construction Drawings to be finalized by such date any reason other than delays caused by Landlord, the TI Architect or the General Contractor shall constitute a Tenant Delay. Upon any dispute regarding the design of the Expansion Premises Tenant Improvements, which is not

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settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Expansion Premises Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (ii) that all costs and expenses resulting from any such decision by Tenant shall be payable by Tenant, and (iii) Tenant’s decision will not affect the Building structure or any Building Systems (in which case Landlord shall make the final decision).

(f) Project Meetings. The parties will hold regular project meetings (each, a “Project Meeting”) to, among other things, (i) review design documents relating to Expansion Premises Tenant Improvements, and (ii) review the progress of the design and construction of the Expansion Premises Tenant Improvements, (iii) observation of the status of construction of the Expansion Premises Tenant Improvements, (iv) Tenant’s election of any Additional Scope Items and/or any Changes or Change Requests, and (v) potential or anticipated Expansion Premises Excess TI Costs. Any such observation shall be conducted under the supervision of the General Contractor and shall be subject to the General Contractor’s rules and safety requirements. The Project Meetings shall be attended by Landlord’s Representative, Tenant’s Representative, the General Contractor and the TI Architect, and other appropriate members of the design and construction team (as appropriate given the time and subject of the particular Project Meeting).

3. Performance of the Expansion Premises Tenant Improvements.

(a) Definition of the Expansion Premises Tenant Improvements. Tenant shall be solely responsible for ensuring that the design and specifications for the Expansion Premises Tenant Improvements are consistent with Tenant’s requirements. Notwithstanding anything to the contrary contained in this Expansion Premises Work Letter, Landlord shall cause, at Landlord’s sole cost and expense, the remediation prior to the Expansion Premises Commencement Date, in a manner acceptable to Landlord in its sole and absolute discretion and otherwise in compliance with Legal Requirements, of Hazardous Materials discovered in the Expansion Premises during the construction of the Expansion Premises Tenant Improvements requiring remediation.

(b) Commencement and Permitting. Landlord shall be responsible for obtaining all permits, approvals and entitlements necessary for the Expansion Premises Tenant Improvements, but shall have no obligation to, and shall not, secure any permits, approvals or entitlements related to Tenant’s specific use of the Expansion Premises or Tenant’s business operations therein. Landlord shall commence construction of the Expansion Premises Tenant Improvements following the issuance of a building permit (the “TI Permit”) authorizing the construction of the Expansion Premises Tenant Improvements consistent with the TI Construction Drawings approved by Tenant. The cost of obtaining the TI Permit shall be payable by Landlord as part of TI Costs. Tenant shall cooperate with Landlord, as needed, to obtain the TI Permit. If any Governmental Authority having jurisdiction over the construction of the Expansion Premises Tenant Improvements or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord’s obligations hereunder, (ii) increase the cost of constructing the Expansion Premises Tenant Improvements, or (iii) will materially delay the construction of the Expansion Premises Tenant Improvements, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

(c) Completion of the Expansion Premises Tenant Improvements. Landlord shall cause the Expansion Premises Tenant Improvements to be substantially completed in a good and workmanlike manner, in accordance with the TI Permit and applicable Legal Requirements, subject to Minor Variations and normal “punch list” items of a non-material nature that do not materially interfere with the use of the Expansion Premises (“Substantial Completion” or “Substantially Complete”). Upon Substantial Completion of the Expansion Premises Tenant Improvements, Landlord shall require the TI Architect and the General Contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. For

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purposes of this Expansion Premises Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to the Expansion Premises Tenant Improvements; (iii) to comport with good design, engineering, and construction practices that are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of the Expansion Premises Tenant Improvements. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items.

(d) Selection of Materials. Except for materials and equipment specified on the TI Construction Drawings, all materials and equipment included as part of the Expansion Premises Tenant Improvements shall be selected by Landlord, in Landlord’s reasonable discretion.

(e) Delivery of the Expansion Premises. When the Expansion Premises Tenant Improvements are Substantially Complete, subject to the terms of this Section 3(e), Tenant shall accept the Expansion Premises. Tenant’s taking possession and acceptance of the Expansion Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers), (ii) any non-compliance of the Expansion Premises Tenant Improvements with applicable Legal Requirements, or (iii) any claim that the Expansion Premises Tenant Improvements was not completed substantially in accordance with the TI Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a “Construction Defect”). Tenant shall have one year after Substantial Completion within which to notify Landlord in writing of any such Construction Defect discovered by Tenant, and with respect to any such Construction Defect of which Tenant notifies Landlord in writing within such one year period, Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter or, if such Construction Defect cannot be remedied within 30 days, within a reasonable period taking into account the nature of the Construction Defect, so long as the responsible contractor commences such remedy within 30 days and diligently and continuously prosecutes the same to completion. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord’s reasonable efforts, fails to remedy such Construction Defect as provided in the immediately preceding sentence. If the contractor fails to remedy such Construction Defect as provided above, then Landlord shall remedy the Construction Defect within a reasonable period.

Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer’s equipment warranties relating to equipment installed in the Expansion Premises. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, but the cost of any such extended warranties shall be borne solely by Tenant.

(f) Expansion Premises Commencement Date Delay. Except as otherwise provided in the First Amendment, Delivery of the Expansion Premises shall occur when the Expansion Premises Tenant Improvements have been Substantially Completed, except to the extent that completion of the Expansion Premises Tenant Improvements shall have been actually delayed beyond the Target Expansion Premises Commencement Date by any one or more of the following causes (“Tenant Delay”):

(i) Tenant’s Representative was not available for more than 2 business days after written notice (which may be given by email) from Landlord or the General Contractor to give or receive any Communication or to take any other action required to be taken by Tenant hereunder;

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(ii) Tenant’s request for Changes whether or not any such Changes are actually performed;

(iii) Construction of any Changes;

(iv) Tenant’s delay in reviewing, revising or approving the Design Development Drawings or the TI Construction Drawings beyond the periods set forth herein or in the Critical Dates Schedule;

(v) Tenant’s delay in providing information critical to the normal progression of the Project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of any request for such information from Landlord;

(vi) Tenant’s delay in making payments to Landlord for Expansion Premises Excess TI Costs; or

(vii) Any other act or omission by Tenant or any Tenant Party, or persons employed by any of such persons that actually delays Substantial Completion of the Expansion Premises Tenant Improvements and continues for 2 business days after written notice from Landlord or the General Contractor.

If Delivery is delayed for any of the foregoing reasons, then Landlord shall cause the TI Architect to certify the date on which the Expansion Premises Tenant Improvements would have been Substantially Completed but for such Tenant Delay and such certified date shall be the date of Delivery.

4. Changes. Any changes requested by Tenant to the Expansion Premises Tenant Improvements reflected in the TI Construction Drawings (“Changes”) shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord and the TI Architect, such approval not to be unreasonably withheld, conditioned or delayed. Notwithstanding anything to the contrary contained herein, Tenant shall have no right to request changes to finishes that are consistent with the Building standard palette. It shall be reasonable for Landlord to disapprove a Change Request if such Change would cause a Tenant Delay.

(a) Tenant’s Request For Changes. Tenant shall request any Changes by delivery of written notice to Landlord detailing the nature and extent of any the requested Changes (a “Change Request”). Such Change Request must be signed by Tenant’s Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and (ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid for by Tenant to the extent actually incurred, whether or not such change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost involved, and the period of time, if any, that the Change will extend the date on which the Expansion Premises Tenant Improvements will be Substantially Complete. Any such delay in the completion of the Expansion Premises Tenant Improvements caused by a Change, including any suspension of the Expansion Premises Tenant Improvements while any such Change is being evaluated and/or designed, shall be Tenant Delay.

(b) Implementation of Changes. If Tenant approves in writing the estimated cost and the estimated extension in the time for completion of the Expansion Premises Tenant Improvements, if any, Landlord shall cause the approved Change to be instituted. Tenant shall deliver to Landlord any Expansion Premises Excess TI Costs arising in connection with any approved Changes in accordance with Section 5(b) below. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by

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such proposed Change, the TI Architect’s determination of the amount of Tenant Delay in connection with such Change shall be final and binding on Landlord and Tenant.

5. Costs.

(a) TI Costs. Landlord shall be responsible for the payment of design, permits and construction costs incurred in connection with the construction of the Expansion Premises Tenant Improvements, except for costs arising from or related to any Additional Scope Items elected by Tenant, Change Requests, Changes or Tenant Delays (“TI Costs”). Notwithstanding anything to the contrary contained herein, in no event shall Landlord be required to pay for any furniture, personal property or other non-Building Systems materials or equipment, including, but not limited to, Tenant’s voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Expansion Premises Tenant Improvements. For the avoidance of any doubt, (i) those items on the Landlord/Tenant Responsibility Matrix allocated to “Landlord” shall be paid by Landlord and not included in TI Costs, (ii) those items on the Landlord/Tenant Responsibility Matrix allocated to “Turn-Key TI” shall be included in TI Costs, and (iii) those items on the Landlord/Tenant Responsibility Matrix allocated to “Tenant Direct” and “Landlord Funded by Tenant Change Request” shall be paid directly by Tenant, provided that Tenant may elect to apply a portion of the Allowance subject to the terms of Section 17 of the First Amendment.

(b) Expansion Premises Excess TI Costs. Notwithstanding anything to the contrary contained herein, Tenant acknowledges and agrees that Landlord shall have no responsibility for any TI Costs arising from or related to any Additional Scope Items elected by Tenant, Change Requests, Changes or Tenant Delays (collectively, “Expansion Premises Excess TI Costs”). Tenant shall be responsible for paying for all such Expansion Premises Excess TI Costs, and shall deliver the full amount of all such Expansion Premises Excess TI Costs to Landlord within 10 days after Landlord’s delivery to Tenant of one or more invoices therefor and reasonable back-up documentation reflecting the amount of the Expansion Premises Excess TI Costs (including how the Expansion Premises Excess TI Costs were calculated, and specifically documenting Landlord’s cost to design and construct the Expansion Premises Tenant Improvements due to Tenant’s Changes or Tenant Delays versus the costs Landlord would have incurred to design and construct the Expansion Premises Tenant Improvements had such Tenant’s Changes or Tenant Delays not occurred), which may, at Landlord’s election, be delivered prior to or after the Substantial Completion of the Expansion Premises Tenant Improvements. If Landlord elects to collect such Expansion Premises Excess TI Costs prior to the Substantial Completion of the Expansion Premises Tenant Improvements, then Tenant’s payment of such Expansion Premises Excess TI Costs shall be a condition precedent to Landlord’s continued performance and completion of the Expansion Premises Tenant Improvements. If Tenant fails to timely deliver any Expansion Premises Excess TI Costs with Landlord, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge). For purposes of any litigation instituted with regard to such amounts, those amounts will be deemed Rent under the Lease.

6. Tenant Access.

(a) Tenant’s Access Rights. Landlord hereby agrees to permit Tenant access, at Tenant’s sole risk and expense, to the Expansion Premises (i) 30 days prior to the Expansion Premises Commencement Date for Tenant’s installation of Tenant’s security systems and the installation and setup of its furniture, fixtures and equipment (“FF&E Installation”), provided that such FF&E Installation is coordinated with the TI Architect and the General Contractor, and complies with the Lease and all other reasonable restrictions and conditions Landlord may impose, and (ii) prior to the completion of the Expansion Premises Tenant Improvements, to observe the progress of the Expansion Premises Tenant Improvements; all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Notwithstanding the foregoing, Tenant shall have no right to enter onto the Expansion Premises or the Project unless and until Tenant has delivered to Landlord a certificate

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of insurance reflecting the insurance coverage required to be maintained by Tenant under Section 17 of the Original Lease. Any entry by Tenant shall comply with all established safety practices of the General Contractor and Landlord until completion of the Expansion Premises Tenant Improvements and acceptance thereof by Tenant.

(b) No Interference. Neither Tenant nor any Tenant Party shall interfere with the performance of the Expansion Premises Tenant Improvements, nor with any inspections or issuance of final approvals by applicable Governmental Authorities, and upon any such interference, Landlord shall have the right to exclude Tenant and any Tenant Party from the Expansion Premises and the Project until Substantial Completion of the Expansion Premises Tenant Improvements.

(c) No Acceptance of Expansion Premises. The fact that Tenant may, with Landlord’s consent, enter into the Project prior to the date the Expansion Premises Tenant Improvements is Substantially Complete for the purpose of performing the FF&E Installation shall not be deemed an acceptance by Tenant of possession of the Expansion Premises, but in such event Tenant shall defend with counsel reasonably acceptable by Landlord, indemnify and hold Landlord harmless from and against any loss of or damage to Tenant’s property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the act or omission of Tenant or any Tenant Party.

7. Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Expansion Premises Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary.

(b) Modification. No modification, waiver or amendment of this Expansion Premises Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

(c) No Default Funding. In no event shall Landlord have any obligation to perform any the Expansion Premises Tenant Improvements during any period that Tenant is in Default under the Lease beyond any applicable notice and cure period.

(d) Notices. Notwithstanding anything to the contrary contained in the Lease or in the Expansion Premises Work Letter, notices between Tenant’s Representative and Landlord’s Representative may be delivered via email.

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Schedule 1

Space Plans

[***]

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Schedule 2

Landlord/Tenant Responsibility Matrix

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Schedule 3

Critical Dates Schedule

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Schedule 4

Additional Scope Items

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EXHIBIT C

ACKNOWLEDGMENT OF EXPANSION PREMISES COMMENCEMENT DATE

This ACKNOWLEDGMENT OF EXPANSION PREMISES COMMENCEMENT DATE is made this ______ day of _________, _____, between ARE-SD REGION NO. 38, LLC, a Delaware limited liability company (“Landlord”), and IAMBIC THERAPEUTICS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease dated January 16, 2026, as amended by that certain First Amendment to Lease dated as of ___________, 2026 (as amended, the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Expansion Premises Commencement Date is ___________, ______. In case of a conflict between the terms of the Lease and the terms of this Acknowledgment of Commencement Date, this Acknowledgment of Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

TENANT:

IAMBIC THERAPEUTICS, INC.,
a Delaware corporation

By:
Name:
Its:

☐ I hereby certify that the signature, name, and title
above are my signature, name and title.

LANDLORD:

ARE-SD REGION NO. 38, LLC,
a Delaware limited liability company

By:	Alexandria Real Estate Equities, L.P., a Delaware limited partnership, managing member

By:	ARE-QRS CORP., a Maryland corporation, general partner

By:
Name:
Its:

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EXHIBIT D

LANDLORD’S FURNITURE1

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1 This Exhibit D replaces Exhibit H attached to the Original Lease.

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EXHIBIT E

EXPANSION PREMISES LANDLORD’S FURNITURE

[***]

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EXHIBIT F

CONTROL AREAS

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EXHIBIT G2

ROFR SPACE

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2 This Exhibit G replaces Exhibit K attached to the Original Lease.

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EXHIBIT H

TENANT BOOSTER PUMP AREA

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EXHIBIT I

MAINTENANCE OBLIGATIONS FOR EXPANSION PREMISES

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SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Second Amendment”) is made as of July 17, 2026 (the “Effective Date”), by and between ARE-SD REGION NO. 38, LLC, a Delaware limited liability company (“Landlord”), and IAMBIC THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of January 16, 2026 (the “Original Lease”), as amended by that certain side letter dated as of January 16, 2026, that certain First Amendment to Lease dated as of March 31, 2026 (the “First Amendment”), and that certain letter agreement dated as of May 8, 2026 (as amended, the “Lease”). Pursuant to the Lease, Tenant leases premises in that certain building located at 3545 Cray Court, San Diego, California (the “Building”), consisting of approximately 44,912 rentable square feet, commonly known as Suite 200 (the “Existing Premises”). The Existing Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Pursuant to the terms of the First Amendment, Landlord and Tenant had agreed to expand the size of the Existing Premises by adding Suite 120 (referenced in the Lease as the “Suite B Space”), containing approximately 13,370 rentable square feet (the “Original Expansion Premises”).

C. Instead of expanding into the Original Expansion Premises, Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to, among other things, expand the size of the Existing Premises by adding certain space on the third floor of the Building, commonly known as Suite 300, containing approximately 51,073 rentable square feet, as shown on Exhibit A attached to this Second Amendment (“Replacement Expansion Premises”).

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.
Replacement Expansion Premises. Landlord and Tenant hereby agree that in lieu of Tenant expanding the size of the Existing Premises by adding the Original Expansion Premises pursuant to the terms of the First Amendment, Tenant shall expand the size of the Existing Premises by adding the Replacement Expansion Premises pursuant to the terms of this Second Amendment. As a result thereof, Landlord and Tenant further agree that the terms of Sections 1-7, Section 9, Sections 11-17, and Exhibits A, B, E, F, G and I of the First Amendment which provide for Tenant’s leasing of the Original Expansion Premises are hereby deleted in their entirety and of no further force or effect and Tenant will not be leasing the Original Expansion Premises at this time. Instead, commencing on the Replacement Expansion Premises Commencement Date (as defined in Section 2 below), Landlord shall lease to Tenant, and Tenant shall lease from Landlord, the Replacement Expansion Premises. For the avoidance of doubt, Section 8 and Exhibit H (relating to Booster Pumps) and Section 10 and Exhibit D (relating to Landlord’s Furniture with respect to the Existing Premises) of the First Amendment are not being deleted hereby and shall remain in full force and effect. For the avoidance of doubt, the Expansion Premises Work Letter attached to the First Amendment as Exhibit B is hereby intentionally deleted and replaced and superseded in its entirety by the Replacement Expansion Premises Work Letter attached hereto as Exhibit B to this Second Amendment.
2.
Delivery of Replacement Expansion Premises. Landlord shall use reasonable efforts to deliver the Replacement Expansion Premises to Tenant on or before April 1, 2027 (the “Target Replacement Expansion Premises Commencement Date”), with the Replacement Expansion Premises Tenant Improvements Substantially Completed and in broom clean condition (“Delivery”

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or “Deliver”). If Landlord fails to timely Deliver the Replacement Expansion Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and neither the Lease nor this Second Amendment shall be void or voidable. As used herein, the terms “Replacement Expansion Premises Tenant Improvements,” “Tenant Delays,” and “Substantially Completed” shall have the meanings set forth for such terms in the Replacement Expansion Premises Work Letter attached as Exhibit B to this Second Amendment.

The “Replacement Expansion Premises Commencement Date” shall be the earlier of (i) the date that Landlord Delivers the Replacement Expansion Premises to Tenant, or (ii) the date that Landlord could have Delivered the Replacement Expansion Premises to Tenant but for Tenant Delays. Upon request of Landlord, Tenant shall (absent manifest error) execute and deliver a written acknowledgment of the Replacement Expansion Premises Commencement Date when such is established in the form of the “Acknowledgment of Replacement Expansion Premises Commencement Date” attached to this Second Amendment as Exhibit C; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder. References in the Lease as amended by this Second Amendment to “Commencement Date,” shall (i) with respect to the Existing Premises, mean the Commencement Date, and (ii) with respect to the Replacement Expansion Premises, mean the Replacement Expansion Premises Commencement Date.

Subject to the provisions of Section 6 of the Replacement Expansion Premises Work Letter, provided that Tenant has delivered a certificate of insurance reflecting the insurance coverage required to be maintained by Tenant under Section 17 of the Original Lease, Landlord shall permit Tenant access to the Replacement Expansion Premises for a period of up to 30 days prior to the Replacement Expansion Premises Commencement Date for the FF&E Installation (as defined in Section 6(a) of the Replacement Expansion Premises Work Letter), provided that such FF&E Installation is coordinated with Landlord to avoid interfering with completion of the Replacement Expansion Premises Tenant Improvements, and Tenant complies with the terms of the Lease and all other reasonable restrictions and conditions Landlord may impose. All such access shall be during normal business hours. Any access to the Replacement Expansion Premises by Tenant before the Replacement Expansion Premises Commencement Date shall be subject to all of the terms and conditions of the Lease, excluding the obligation to pay Base Rent, Operating Expenses or Utilities.

Landlord shall, at its sole cost and expense (which shall not constitute an Operating Expense), be responsible for any repairs that are required to be made to the Building Systems serving only the Replacement Expansion Premises of which Tenant notifies Landlord in writing within 120 calendar days after the Replacement Expansion Premises Commencement Date, unless Tenant or any Tenant Party was responsible for the cause of such repair, in which case Tenant shall pay the cost.

Except as set forth in the Replacement Expansion Premises Work Letter (including Landlord’s obligations with respect to punch-list items as set forth in the Replacement Expansion Premises Work Letter) or as otherwise expressly set forth in the Lease (as amended by this Second Amendment): (i) Tenant shall accept the Replacement Expansion Premises in their condition as of the Replacement Expansion Premises Commencement Date; (ii) Landlord shall have no obligation for any defects in the Replacement Expansion Premises; and (iii) Tenant’s taking possession of the Replacement Expansion Premises shall be conclusive evidence that Tenant accepts the Replacement Expansion Premises and that the Replacement Expansion Premises were in good condition at the time possession was taken.

Except as set forth in the Replacement Expansion Premises Work Letter or as otherwise expressly set forth in the Lease (as amended by this Second Amendment), Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Replacement Expansion Premises,

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and/or the suitability of the Replacement Expansion Premises for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Replacement Expansion Premises are suitable for the Permitted Use.

3.
Premises and Rentable Area of Premises, Building and Project. Commencing on the Replacement Expansion Premises Commencement Date, the defined terms “Premises”, “Rentable Area of Premises”, “Rentable Area of Building” and “Rentable Area of Project” on page 1 of the Original Lease shall be deleted in their entirety and replaced with the following:

“Premises: That portion of the Project, containing approximately 95,985 rentable square feet, consisting of (i) approximately 44,912 rentable square feet, commonly known as Suite 200, located on the second floor of the Building (the “Existing Premises”), and (ii) approximately 51,073 rentable square feet, commonly known as Suite 300, located on the third floor of the Building (the “Replacement Expansion Premises”), all as shown on Exhibit A.”

“Rentable Area of Premises”: 95,985 sq. ft.”

“Rentable Area of Building”: 120,453 sq. ft.”

“Rentable Area of Project”: 894,120 sq. ft.”

As of the Replacement Expansion Premises Commencement Date, Exhibit A to the Lease shall be amended by adding the Replacement Expansion Premises as shown on Exhibit A attached to this Second Amendment.

4.
Base Rent.

a. Existing Premises. Tenant’s obligation to pay Base Rent for the Existing Premises shall be as provided for in the Lease.

b. Replacement Expansion Premises. Subject to the following paragraph, commencing on the Replacement Expansion Premises Commencement Date, Tenant shall (in addition to Base Rent for the Existing Premises) commence paying Base Rent with respect to the Replacement Expansion Premises at a rate of $69.60 per rentable square foot of the Replacement Expansion Premises per year. Base Rent payable with respect to the Replacement Expansion Premises shall be increased on each annual anniversary of the Replacement Expansion Premises Commencement Date (provided, however, that if the Replacement Expansion Premises Commencement Date occurs on a day other than the first day of a calendar month, then Base Rent payable with respect to the Replacement Expansion Premises shall be increased on each annual anniversary of the first day of the first full calendar month immediately following the Replacement Expansion Premises Commencement Date) (each, a “Replacement Expansion Premises Adjustment Date”) by multiplying the Base Rent payable with respect to the Replacement Expansion Premises immediately before such Replacement Expansion Premises Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable with respect to the Replacement Expansion Premises immediately before such Replacement Expansion Premises Adjustment Date.

Notwithstanding anything to the contrary contained in this Second Amendment, so long as Tenant is not in Default under the Lease (beyond any applicable notice and cure periods), Tenant shall not be required to pay Base Rent with respect to the Replacement Expansion Premises for the period commencing on the Replacement Expansion Premises Commencement Date and continuing through the day that is 10 months thereafter (the “Replacement Expansion Premises Base Rent Abatement Period”). For illustration purposes, if the Replacement Expansion

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Premises Commencement Date occurs on April 5, 2027, then the last day of the Replacement Expansion Premises Base Rent Abatement Period shall be February 4, 2028. For the avoidance of doubt, during the Replacement Expansion Premises Base Rent Abatement Period, Tenant shall be required to pay (i) Operating Expenses attributable to the entire Premises (i.e., the Existing Premises and the Replacement Expansion Premises), and (ii) administrative rent with respect to the entire Premises each month equal to the amount of administrative rent that Tenant would have been required to pay in the absence of there being a Replacement Expansion Premises Base Rent Abatement Period.

5.
Tenant’s Proportionate Share and Building’s Share of Operating Expenses. Commencing on the Replacement Expansion Premises Commencement Date, the defined terms “Tenant’s Share of Operating Expenses” and “Building’s Share of Operating Expenses of Project on page 1 of the Original Lease shall be deleted in its entirety and replaced with the following:

“Tenant’s Share of Operating Expenses: 79.69%”

“Building’s Share of Operating Expenses of Project: 13.47%”

The time periods for calculating (i) the cap on Tenant’s Share of Operating Expenses of Building set forth in the third paragraph of Section 5(b) of the Original Lease, and (ii) the permissible increases set forth in Section 5(g) of the Original Lease shall all be calculated (A) from the Commencement Date with respect to the Existing Premises, and (B) from the Replacement Expansion Premises Commencement Date with respect to the Replacement Expansion Premises.

6.
Term. The Term of the Lease with respect to the Replacement Expansion Premises shall be coterminous with the Base Term of the Lease with respect to the Existing Premises.
7.
Security Deposit. Commencing on the Effective Date, the defined term “Security Deposit Amount” on Page 1 of the Original Lease is deleted in its entirety and replaced with the following:

“Security Deposit Amount: $532,226.65”

Landlord currently holds a Security Deposit of $306,195.75 under the Lease in the form of a Letter of Credit. Concurrently with Tenant’s delivery of an executed copy of this Second Amendment to Landlord, Tenant shall deliver to Landlord an amended Letter of Credit which increases the amount of the existing Letter of Credit being held by Landlord to $532,226.65 or an additional Letter of Credit in the amount of $226,030.90 (as applicable, the “Increased Letter of Credit”).

Notwithstanding anything to the contrary contained in the immediately preceding paragraph, if Tenant is unable to deliver to Landlord the Increased Letter of Credit concurrently with Tenant’s delivery of an executed copy of this Second Amendment to Landlord, then, in consideration of Landlord providing additional time for Tenant to deliver the Increased Letter of Credit, Tenant shall deliver an interim cash security deposit in the amount of $$226,030.90 (the “Interim Cash Security Deposit”) to Landlord concurrently with Tenant’s execution of this Second Amendment. If Tenant elects to deliver the Interim Cash Security Deposit pursuant to the foregoing sentence, Tenant shall be required to deliver the Increased Letter of Credit to Landlord no later than 30 days after the Effective Date and the Interim Cash Security Deposit shall be treated as part of the Security Deposit under the Lease until the delivery of the Increased Letter of Credit. Following Tenant’s delivery to Landlord of the Increased Letter of Credit, Landlord shall promptly return the Interim Cash Security Deposit to Tenant.

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8.
Parking. Commencing on the Replacement Expansion Premises Commencement Date, Section 10 of the Original Lease shall be deleted in its entirety and replaced with the following:

“Parking. Subject to all applicable Legal Requirements, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder, Tenant shall have the right, at no additional cost during the Base Term, to use 265 parking spaces, which parking spaces shall be located as follows: (i) 235 of the parking spaces shall be located in the non-reserved parking areas of the subterranean parking structure beneath the Building and surface parking lot serving the Building, in common with other tenants of the Building, and (ii) 30 of the parking spaces shall be located in the non-reserved parking areas of the parking structure located at 3033/3035 Science Park Road, subject in each case to Landlord’s rules and regulations. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project. Notwithstanding the foregoing limitations, if any Legal Requirement, Force Majeure event, Taking or exercise by Landlord of its rights hereunder results in a reduction of parking spaces available to Tenant below 265 parking spaces, Landlord shall provide Tenant with substitute parking spaces within the Project to maintain Tenant’s total parking allocation at 265 parking spaces. Notwithstanding the foregoing, the parties acknowledge that 2 of the parking spaces available for Tenant’s use are being used for Tenant’s Booster Pumps as set forth in Section 8 of the First Amendment, and as a result thereof Tenant shall only have the right to park vehicles in 233 parking spaces in the non-reserved parking areas of the subterranean parking structure beneath the Building and surface parking lot serving the Building, and Tenant shall only have the right to park vehicles in a total of 263 parking spaces total.”

9.
Replacement Expansion Premises Landlord’s Furniture. During the Term, Tenant shall have the right to use, at no additional cost, the furniture, fixtures and equipment belonging to Landlord described on Exhibit D attached to this Second Amendment and located within the Replacement Expansion Premises on the Replacement Expansion Premises Commencement Date (the “Replacement Expansion Premises Landlord’s Furniture”). The Replacement Expansion Premises Landlord’s Furniture is being provided to Tenant on an “AS-IS, WHERE-IS” basis without representation or warranty of any kind. Landlord shall have no maintenance obligations whatsoever with respect to the Replacement Expansion Premises Landlord’s Furniture. Tenant shall have no right to remove any of the Replacement Expansion Premises Landlord’s Furniture from the Replacement Expansion Premises. So long as Tenant is not in Default under the Lease, upon the expiration or earlier termination of the Lease, Tenant shall have the option, exercisable by written notice to Landlord, to either (x) acquire the Replacement Expansion Premises Landlord’s Furniture, in which event ownership of the Replacement Expansion Premises Landlord’s Furniture shall transfer to Tenant, or (y) surrender the Replacement Expansion Premises Landlord’s Furniture to Landlord in place. Notwithstanding anything to the contrary in Section 2 of the Original Lease, the foregoing option to either acquire or surrender in place shall also apply, upon the expiration or earlier termination of the Lease, to Landlord’s Furniture originally located in the Existing Premises. For the avoidance of doubt, Tenant shall be solely responsible for the cost, installation and/or any reconfiguration necessary of any additional furniture, fixtures and equipment required beyond the Replacement Expansion Premises Landlord’s Furniture for Tenant’s use in the Replacement Expansion Premises. For the further avoidance of doubt, (i) except as expressly modified by this Section 9 with respect to Tenant’s option to acquire the same at the expiration of the Term, the provisions of Section 2 of the Original Lease are only applicable to Landlord’s Furniture originally located in the Existing Premises, (ii) Landlord will be delivering the Replacement Expansion Premises to Tenant with the Replacement Expansion Premises Landlord’s Furniture in place, and (iii) Tenant will not be required to temporarily relocate or re-install the Replacement Expansion Premises Landlord’s Furniture in the Replacement Expansion Premises prior to the Replacement Expansion Premises Commencement Date.

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10.
Tenant Maintenance Obligations. For the avoidance of doubt, the maintenance and repair obligations for the Replacement Expansion Premises shall be allocated between Landlord and Tenant as set forth on Exhibit G attached hereto.
11.
Control Areas. Effective as of the Replacement Expansion Premises Commencement Date, with respect to the Replacement Expansion Premises, Tenant shall be allowed to utilize 100% of Control Areas 3 and 3A as shown on Exhibit E attached hereto.
12.
Right of First Refusal. For the avoidance of doubt, the “ROFR Space” as defined in Section 39 of the Original Lease shall continue to mean Suite 110 (referenced in the Original Lease as the “Suite A Space”) and Suite 120 (referenced in the Original Lease as the “Suite B Space”) due to the fact that Tenant will no longer be leasing Suite 120 pursuant to the First Amendment, and the Right of First Refusal set forth in Section 39 of the Original Lease shall continue in full force and effect with respect to both Suite 110 and Suite 120 from and after the date hereof. Effective as of the Effective Date, the parties hereby agree that the rentable square footages of the ROFR Space have been recalculated, such that Suite 110 contains 9,726 rentable square feet and Suite 120 contains 14,742 rentable square feet. As a result thereof, notwithstanding anything to the contrary contained in the Lease, Exhibit K attached to the Original Lease which depicts the ROFR Space shall be deleted in its entirety and replaced with Exhibit F attached to this Second Amendment which reflects the new dimensions of the ROFR Space.
13.
Right to Extend. For the avoidance of doubt, if Tenant exercises its Extension Right pursuant to Section 41 of the Original Lease, Tenant shall be required to extend the Term with respect to the entire Premises (i.e., the Existing Premises and the Replacement Expansion Premises).
14.
Allowance. Notwithstanding anything to the contrary contained in the Work Letter attached to the Original Lease (the “Existing Premises Work Letter”), in addition to being permitted to use the remaining Allowance (as defined in Section 5(c) of the Existing Premises Work Letter) for the payment of Excess TI Costs (as defined in the Existing Premises Work Letter), Tenant shall be permitted to use the remaining Allowance for the payment of Replacement Expansion Premises Excess TI Costs (as defined in the Replacement Expansion Premises Work Letter), but only if the Additional Scope Items, Change Requests and/or Changes (each as defined in the Replacement Expansion Premises Work Letter) for which the Allowance will be used will not cause a Tenant Delay pursuant to the terms of Section 3(f) of the Replacement Expansion Premises Work Letter. For the avoidance of doubt, any portion of the Allowance used for Replacement Expansion Premises Excess TI Costs will no longer be available for Excess TI Costs.
15.
Storage Shed. Tenant shall have the right, in connection with Tenant’s use and occupancy of the Premises, to use compartments B and C as more particularly shown on Exhibit H attached hereto (the “HazMat Storage Space”) for the storage of Tenant’s Hazardous Materials. Tenant acknowledges and agrees that, as of the Commencement Date, all of Tenant’s obligations under the Lease shall apply with respect to the HazMat Storage Space as though such space were part of the Premises. Tenant shall maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, and take or cause to be taken all other actions necessary or required under applicable Legal Requirements in connection with the use of the HazMat Storage Space. Tenant shall surrender the HazMat Storage Space free of any debris and trash and free of any Hazardous Materials upon the expiration or earlier termination of the Term.
16.
Additional Booster Pump and Air Compressor. Notwithstanding anything to the contrary contained in Section 8 of the First Amendment, Tenant shall have the right to install an additional Booster Pump (resulting in 3 total Booster Pumps) and an air compressor in the Tenant Booster Pump Area. The installation and use of the additional Booster Pump and air compressor shall be subject to the terms and conditions of Section 8 of the First Amendment.

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17.
The Alexandria Regional Amenities. Commencing on the Replacement Expansion Premises Commencement Date, Tenant shall (in addition to the Regional Amenities Fee for the Existing Premises) commence paying the Regional Amenities Fee with respect to the Replacement Expansion Premises at a rate of $6.00 per rentable square foot of the Replacement Expansion Premises per year. The Regional Amenities Fee payable with respect to the Replacement Expansion Premises shall be increased on each Replacement Expansion Premises Adjustment Date by multiplying the Regional Amenities Fee payable with respect to the Replacement Expansion Premises immediately before such Replacement Expansion Premises Adjustment Date by 3% and adding the resulting amount to the Regional Amenities Fee payable with respect to the Replacement Expansion Premises immediately before such Replacement Expansion Premises Adjustment Date.
18.
California Accessibility Disclosure. The provisions of Section 43(r) of the Original Lease are hereby incorporated herein.
19.
OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.
20.
Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Second Amendment and that no Broker brought about this transaction, other than Savills, CBRE, Inc., and Cushman & Wakefield. Landlord and Tenant each hereby agrees to indemnify and hold the other harmless from and against any claims by any Broker, other than Savills, CBRE, Inc., and Cushman & Wakefield, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Second Amendment.
21.
Miscellaneous.

a. This Second Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Second Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This Second Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

c. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Second Amendment attached thereto.

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d. Except as amended and/or modified by this Second Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Second Amendment. In the event of any conflict between the provisions of this Second Amendment and the provisions of the Lease, the provisions of this Second Amendment shall prevail. Whether or not specifically amended by this Second Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Second Amendment

e. Landlord hereby agrees that, as of the date hereof, there has been no Tenant Delay with respect to the Original Premises.

[Signatures are on the next page.]

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

TENANT:

IAMBIC THERAPEUTICS, INC.,
a Delaware corporation

By:	/s Tom Miller
Tom Miller
Its:	CEO

☒	I hereby certify that the signature, name, and title
above are my signature, name and title.

LANDLORD:

ARE-SD REGION NO. 38, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

By:	ARE-QRS CORP., a Maryland corporation, general partner

	By:	/s/ Gary Dean
Gary Dean
	Its:	Executive Vice President – Real Estate
Legal Affairs

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EXHIBIT A

Replacement Expansion Premises

DESCRIPTION OF PREMISES

[***]

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EXHIBIT B

REPLACEMENT EXPANSION PREMISES WORK LETTER

THIS REPLACEMENT EXPANSION PREMISES WORK LETTER dated July 17, 2026 (this “Replacement Expansion Premises Work Letter”) is made and entered into by and between ARE-SD REGION NO. 38, LLC, a Delaware limited liability company (“Landlord”), and IAMBIC THERAPEUTICS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease Agreement dated as of January 16, 2026 (the “Original Lease”), as amended by that certain side letter dated as of January 16, 2026, that certain First Amendment to Lease dated as of March 31, 2026, that certain letter agreement dated as of May 8, 2026, and that certain Second Amendment to Lease dated concurrently herewith (the “Second Amendment”) (as amended, the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1. General Requirements.

(a) Tenant’s Authorized Representative. Tenant designates Jeanne Grover and John Kavanagh (either such individual acting alone, “Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Replacement Expansion Premises Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Replacement Expansion Premises Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change either Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of the Replacement Expansion Premises Tenant Improvements (as defined in Section 3(a) below). The email address for Tenant’s Representative named in this Section 1(a) are [***] and [***].

(b) Landlord’s Authorized Representative. Landlord designates Anna Bryan and Michael D’Ambrosia (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Replacement Expansion Premises Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Replacement Expansion Premises Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of the Replacement Expansion Premises Tenant Improvements. The email address for Landlord’s Representative named in this Section 1(b) are [***] and [***].

(c) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that: (i) DPR shall be the general contractor for the Replacement Expansion Premises Tenant Improvements (the “General Contractor”) and any subcontractors for the Replacement Expansion Premises Tenant Improvements shall be reasonably selected by Landlord, and (ii) DGA shall be the architect (the “TI Architect”) for the Replacement Expansion Premises Tenant Improvements.

2. Replacement Expansion Premises Tenant Improvements.

(a) Replacement Expansion Premises Tenant Improvements Defined. As used herein, “Replacement Expansion Premises Tenant Improvements” shall mean all improvements to the Replacement Expansion Premises of a fixed and permanent nature reflected in the TI Construction Drawings (as defined below). The Replacement Expansion Premises Tenant Improvements shall be constructed in accordance with the space plans prepared by the TI Architect attached hereto as Schedule 1 (the “Space Plans”) and the Landlord/Tenant Responsibility Matrix attached hereto as Schedule 2 (the “Landlord/Tenant Responsibility Matrix”). The Replacement Expansion Premises Tenant Improvements shall not include any data cabling or any furniture, fixtures or equipment. Other than the Replacement

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Expansion Premises Tenant Improvements, Landlord shall not have any obligation whatsoever with respect to the finishing of the Replacement Expansion Premises for Tenant’s use and occupancy. Attached hereto as Schedule 3 is a schedule of critical dates for the construction of the Replacement Expansion Premises Tenant Improvements (the “Critical Dates Schedule”). For the avoidance of doubt, the Replacement Expansion Premises Tenant Improvements reflected in the Space Plans do not currently include any of the items listed on Schedule 4 (“Additional Scope Items”). Tenant has elected to include all of the Additional Scope Items as part of the Replacement Expansion Premises Tenant Improvements, and Tenant shall deposit funds for costs as outlined in the Additional Scope Items exhibit prior to or promptly following mutual execution of the Second Amendment. Tenant may apply the Allowance (subject to the terms of Section 14 of the Second Amendment) toward the cost of such Additional Scope Items.

(b) Tenant’s Space Plans. Landlord and Tenant acknowledge and agree that Space Plans have been approved by both Landlord and Tenant. Landlord and Tenant further acknowledge and agree that any changes to the Space Plans requested by Tenant (as opposed to changes required in connection with the Replacement Expansion Premises Tenant Improvements outside of Tenant’s control) shall require the delivery of a Change Request (as defined in Section 4) and constitute Changes (as defined in Section 4) subject to Section 4 below.

(c) Design Development Drawings. Landlord shall cause the TI Architect to prepare and deliver to Tenant preliminary permit set plans and specifications for development of the Replacement Expansion Premises Tenant Improvements (the “Design Development Drawings”), which Design Development Drawings shall be prepared substantially in accordance with the Space Plans. Landlord and Tenant shall proceed collaboratively, including at Project Meetings, to advance the Design Development Drawings and Landlord shall cause the TI Architect to revise and resubmit the Design Development Drawings accordingly until they have been approved by Landlord and Tenant. Tenant shall have 5 calendar days after delivery of the Design Development Drawings to Tenant to review the Design Development Drawings and provide any comments thereto. Tenant shall not unreasonably withhold, condition or delay its approval of the Design Development Drawings. Tenant may not disapprove any matter that is consistent with the Space Plans without submitting a Change Request, which Change Request shall be subject to the terms of Section 4. Any disputes in connection with such comments shall be resolved in accordance with Section 2(e) hereof.

(d) TI Construction Drawings. Landlord shall cause the TI Architect to prepare construction plans, specifications and drawings for the Replacement Expansion Premises Tenant Improvements (“TI Construction Drawings”), which TI Construction Drawings shall be prepared substantially in accordance with the Design Development Drawings. Landlord shall deliver a copy of the TI Construction Drawings for Tenant’s reasonable review and approval, provided, however, that Tenant may not disapprove of any aspect of the TI Construction Drawings that is consistent with Schedules 1, 2 and 3 attached hereto without submitting a Change Request. Following Landlord’s delivery of the initial TI Construction Drawings to Tenant, Tenant shall have 5 calendar days to review and provide any such comments to Landlord. Tenant shall promptly deliver to Landlord any such written comments to the TI Construction Drawings, Landlord shall consider such comments from Tenant in good faith and, if required to conform with the Design Development Drawings, the TI Construction Drawings shall be revised accordingly. Landlord and Tenant shall proceed collaboratively, including at Project Meetings (as defined in Section 2(f) below), to advance the TI Construction Drawings until they have been approved by Landlord and Tenant. Any disputes in connection with such comments shall be resolved in accordance with Section 2(e) hereof. Once approved by Landlord and Tenant, subject to the provisions of Section 4 below, Landlord shall not materially modify the TI Construction Drawings except as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(b) below).

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(e) Approval and Completion. It is hereby acknowledged by Landlord and Tenant that the TI Construction Drawings must be finalized by the date set forth in the Critical Dates Schedule for finalization of the TI Construction Drawings in order for the Replacement Expansion Premises Tenant Improvements to be Substantially Completed by the Target Replacement Expansion Premises Commencement Date (as defined in the Second Amendment) and the failure of the TI Construction Drawings to be finalized by such date for any reason other than delays caused by Landlord, the TI Architect or the General Contractor shall constitute a Tenant Delay. Upon any dispute regarding the design of the Replacement Expansion Premises Tenant Improvements, which is not settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Replacement Expansion Premises Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (ii) that all costs and expenses resulting from any such decision by Tenant shall be payable by Tenant, and (iii) Tenant’s decision will not affect the Building structure or any Building Systems (in which case Landlord shall make the final decision).

(f) Project Meetings. The parties will hold regular project meetings (each, a “Project Meeting”) to, among other things, (i) review design documents relating to Replacement Expansion Premises Tenant Improvements, (ii) review the progress of the design and construction of the Replacement Expansion Premises Tenant Improvements, (iii) observe the status of construction of the Replacement Expansion Premises Tenant Improvements, (iv) Tenant’s election of any Additional Scope Items and/or any Changes or Change Requests, and (v) potential or anticipated Replacement Expansion Premises Excess TI Costs. Any such observation shall be conducted under the supervision of the General Contractor and shall be subject to the General Contractor’s rules and safety requirements. The Project Meetings shall be attended by Landlord’s Representative, Tenant’s Representative, the General Contractor and the TI Architect, and other appropriate members of the design and construction team (as appropriate given the time and subject of the particular Project Meeting).

3. Performance of the Replacement Expansion Premises Tenant Improvements.

(a) Definition of the Replacement Expansion Premises Tenant Improvements. Tenant shall be solely responsible for ensuring that the design and specifications for the Replacement Expansion Premises Tenant Improvements are consistent with Tenant’s requirements. Notwithstanding anything to the contrary contained in this Replacement Expansion Premises Work Letter, Landlord shall cause, at Landlord’s sole cost and expense, the remediation prior to the Replacement Expansion Premises Commencement Date, in a manner acceptable to Landlord in its sole and absolute discretion and otherwise in compliance with Legal Requirements, of Hazardous Materials discovered in the Replacement Expansion Premises during the construction of the Replacement Expansion Premises Tenant Improvements requiring remediation.

(b) Commencement and Permitting. Landlord shall be responsible for obtaining all permits, approvals and entitlements necessary for the Replacement Expansion Premises Tenant Improvements, but shall have no obligation to, and shall not, secure any permits, approvals or entitlements related to Tenant’s specific use of the Replacement Expansion Premises or Tenant’s business operations therein. Landlord shall commence construction of the Replacement Expansion Premises Tenant Improvements following the issuance of a building permit (the “TI Permit”) authorizing the construction of the Replacement Expansion Premises Tenant Improvements consistent with the TI Construction Drawings approved by Tenant. The cost of obtaining the TI Permit shall be payable by Landlord as part of TI Costs. Tenant shall cooperate with Landlord, as needed, to obtain the TI Permit. If any Governmental Authority having jurisdiction over the construction of the Replacement Expansion Premises Tenant Improvements or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord’s obligations hereunder, (ii) increase the cost of constructing the Replacement Expansion Premises Tenant Improvements, or (iii) will materially delay the construction of the Replacement Expansion Premises Tenant Improvements, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

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(c) Completion of the Replacement Expansion Premises Tenant Improvements. Landlord shall cause the Replacement Expansion Premises Tenant Improvements to be substantially completed in a good and workmanlike manner, in accordance with the TI Permit and applicable Legal Requirements, subject to Minor Variations and normal “punch list” items of a non-material nature that do not materially interfere with the use of the Replacement Expansion Premises (“Substantial Completion” or “Substantially Complete”). Upon Substantial Completion of the Replacement Expansion Premises Tenant Improvements, Landlord shall require the TI Architect and the General Contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. For purposes of this Replacement Expansion Premises Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to the Replacement Expansion Premises Tenant Improvements; (iii) to comport with good design, engineering, and construction practices that are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of the Replacement Expansion Premises Tenant Improvements. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items.

(d) Selection of Materials. Except for materials and equipment specified on the TI Construction Drawings, all materials and equipment included as part of the Replacement Expansion Premises Tenant Improvements shall be selected by Landlord, in Landlord’s reasonable discretion.

(e) Delivery of the Replacement Expansion Premises. When the Replacement Expansion Premises Tenant Improvements are Substantially Complete, subject to the terms of this Section 3(e), Tenant shall accept the Replacement Expansion Premises. Tenant’s taking possession and acceptance of the Replacement Expansion Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers), (ii) any non-compliance of the Replacement Expansion Premises Tenant Improvements with applicable Legal Requirements, or (iii) any claim that the Replacement Expansion Premises Tenant Improvements was not completed substantially in accordance with the TI Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a “Construction Defect”). Tenant shall have one year after Substantial Completion within which to notify Landlord in writing of any such Construction Defect discovered by Tenant, and with respect to any such Construction Defect of which Tenant notifies Landlord in writing within such one year period, Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter or, if such Construction Defect cannot be remedied within 30 days, within a reasonable period taking into account the nature of the Construction Defect, so long as the responsible contractor commences such remedy within 30 days and diligently and continuously prosecutes the same to completion. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord’s reasonable efforts, fails to remedy such Construction Defect as provided in the immediately preceding sentence. If the contractor fails to remedy such Construction Defect as provided above, then Landlord shall remedy the Construction Defect within a reasonable period.

Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer’s equipment warranties relating to equipment installed in the Replacement Expansion Premises. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, but the cost of any such extended warranties shall be borne solely by Tenant.

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(f) Replacement Expansion Premises Commencement Date Delay. Except as otherwise provided in the Second Amendment, Delivery of the Replacement Expansion Premises shall occur when the Replacement Expansion Premises Tenant Improvements have been Substantially Completed, except to the extent that completion of the Replacement Expansion Premises Tenant Improvements shall have been actually delayed beyond the Target Replacement Expansion Premises Commencement Date by any one or more of the following causes (“Tenant Delay”):

(i) Tenant’s Representative was not available for more than 2 business days after written notice (which may be given by email) from Landlord or the General Contractor to give or receive any Communication or to take any other action required to be taken by Tenant hereunder;

(ii) Tenant’s request for Changes whether or not any such Changes are actually performed;

(iii) Construction of any Changes;

(iv) Tenant’s delay in reviewing, revising or approving the Design Development Drawings or the TI Construction Drawings beyond the periods set forth herein or in the Critical Dates Schedule;

(v) Tenant’s delay in providing information critical to the normal progression of the Project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of any request for such information from Landlord;

(vi) Tenant’s delay in making payments to Landlord for Replacement Expansion Premises Excess TI Costs; or

(vii) Any other act or omission by Tenant or any Tenant Party, or persons employed by any of such persons that actually delays Substantial Completion of the Replacement Expansion Premises Tenant Improvements and continues for 2 business days after written notice from Landlord or the General Contractor.

If Delivery is delayed for any of the foregoing reasons, then Landlord shall cause the TI Architect to certify the date on which the Replacement Expansion Premises Tenant Improvements would have been Substantially Completed but for such Tenant Delay and such certified date shall be the date of Delivery. To the extent there is any inconsistency between the footnote set forth in the Critical Dates Schedule and this Replacement Expansion Premises Work Letter, this Replacement Expansion Premises Work Letter shall control.

4. Changes. Any changes requested by Tenant to the Replacement Expansion Premises Tenant Improvements reflected in the TI Construction Drawings (“Changes”) shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord and the TI Architect, such approval not to be unreasonably withheld, conditioned or delayed. Notwithstanding anything to the contrary contained herein, Tenant shall have no right to request changes to finishes that are consistent with the Building standard palette. It shall be reasonable for Landlord to disapprove a Change Request if such Change would cause a Tenant Delay.

(a) Tenant’s Request For Changes. Tenant shall request any Changes by delivery of written notice to Landlord detailing the nature and extent of the requested Changes (a “Change Request”). Such Change Request must be signed by Tenant’s Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and (ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid for by Tenant to the extent actually incurred, whether or not such change is implemented). Landlord shall thereafter submit to Tenant in writing,

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within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost involved, and the period of time, if any, that the Change will extend the date on which the Replacement Expansion Premises Tenant Improvements will be Substantially Complete. Any such delay in the completion of the Replacement Expansion Premises Tenant Improvements caused by a Change, including any suspension of the Replacement Expansion Premises Tenant Improvements while any such Change is being evaluated and/or designed, shall be Tenant Delay.

(b) Implementation of Changes. If Tenant approves in writing the estimated cost and the estimated extension in the time for completion of the Replacement Expansion Premises Tenant Improvements, if any, Landlord shall cause the approved Change to be instituted. Tenant shall deliver to Landlord any Replacement Expansion Premises Excess TI Costs arising in connection with any approved Changes in accordance with Section 5(b) below. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the TI Architect’s determination of the amount of Tenant Delay in connection with such Change shall be final and binding on Landlord and Tenant.

5. Costs.

(a) TI Costs. Landlord shall be responsible for the payment of design, permits and construction costs incurred in connection with the construction of the Replacement Expansion Premises Tenant Improvements, except for costs arising from or related to any Additional Scope Items elected by Tenant, Change Requests, Changes or Tenant Delays which are not otherwise offset by line item or budget reductions approved by Landlord (“TI Costs”). TI Costs shall include administrative rent equal to 3% of the hard “TI Costs” attributable to Additional Scope Items and Changes, for monitoring and inspecting the construction of such Additional Scope Items and Changes. Notwithstanding anything to the contrary contained herein, in no event shall Landlord be required to pay for any furniture, personal property or other non-Building Systems materials or equipment, including, but not limited to, Tenant’s voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Replacement Expansion Premises Tenant Improvements. For the avoidance of any doubt, (i) those items on the Landlord/Tenant Responsibility Matrix allocated to “Landlord” shall be paid by Landlord and not included in TI Costs, (ii) those items on the Landlord/Tenant Responsibility Matrix allocated to “Turn-Key TI” shall be included in TI Costs, and (iii) those items on the Landlord/Tenant Responsibility Matrix allocated to “Tenant Direct” and “Landlord Funded by Tenant Change Request” shall be paid directly by Tenant, provided that Tenant may elect to apply a portion of the Allowance subject to the terms of Section 14 of the Second Amendment.

(b) Replacement Expansion Premises Excess TI Costs. Notwithstanding anything to the contrary contained herein, Tenant acknowledges and agrees that Tenant shall be responsible for all TI Costs in excess of $121.68 per rentable square foot of the Replacement Expansion Premises arising from or related to any Additional Scope Items elected by Tenant, Change Requests, Changes or Tenant Delays which are not otherwise offset by line item or budget reductions approved by Landlord (collectively, “Replacement Expansion Premises Excess TI Costs”). Subject to the terms of this Section 5(b), Tenant shall be responsible for paying for all such Replacement Expansion Premises Excess TI Costs, and shall deliver the full amount of all such Replacement Expansion Premises Excess TI Costs to Landlord within 10 days after Landlord’s delivery to Tenant of one or more invoices therefor and reasonable back-up documentation reflecting the amount of the Replacement Expansion Premises Excess TI Costs (including how the Replacement Expansion Premises Excess TI Costs were calculated, and specifically documenting Landlord’s cost to design and construct the Replacement Expansion Premises Tenant Improvements due to Tenant’s Changes or Tenant Delays versus the costs Landlord would have incurred to design and construct the Replacement Expansion Premises Tenant Improvements had such Tenant’s Changes or Tenant Delays not occurred), which may, at Landlord’s election, be delivered prior to or after the Substantial Completion of the Replacement Expansion Premises Tenant Improvements. If Landlord elects to collect such Replacement Expansion Premises Excess TI Costs prior to the Substantial Completion of the Replacement Expansion Premises Tenant Improvements, then Tenant’s payment of such Replacement Expansion Premises Excess TI Costs shall be a condition precedent to Landlord’s continued performance

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and completion of the Replacement Expansion Premises Tenant Improvements. If Tenant fails to timely deliver any Replacement Expansion Premises Excess TI Costs to Landlord, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge). For purposes of any litigation instituted with regard to such amounts, those amounts will be deemed Rent under the Lease.

6. Tenant Access.

(a) Tenant’s Access Rights. Landlord hereby agrees to permit Tenant access, at Tenant’s sole risk and expense, to the Replacement Expansion Premises (i) 30 days prior to the Replacement Expansion Premises Commencement Date for Tenant’s installation of Tenant’s security systems and the installation and setup of its furniture, fixtures and equipment (“FF&E Installation”), provided that such FF&E Installation is coordinated with the TI Architect and the General Contractor, and complies with the Lease and all other reasonable restrictions and conditions Landlord may impose, and (ii) prior to the completion of the Replacement Expansion Premises Tenant Improvements, to observe the progress of the Replacement Expansion Premises Tenant Improvements; all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Notwithstanding the foregoing, Tenant shall have no right to enter onto the Replacement Expansion Premises or the Project unless and until Tenant has delivered to Landlord a certificate of insurance reflecting the insurance coverage required to be maintained by Tenant under Section 17 of the Original Lease. Any entry by Tenant shall comply with all established safety practices of the General Contractor and Landlord until completion of the Replacement Expansion Premises Tenant Improvements and acceptance thereof by Tenant.

(b) No Interference. Neither Tenant nor any Tenant Party shall interfere with the performance of the Replacement Expansion Premises Tenant Improvements, nor with any inspections or issuance of final approvals by applicable Governmental Authorities, and upon any such interference, Landlord shall have the right to exclude Tenant and any Tenant Party from the Replacement Expansion Premises and the Project until Substantial Completion of the Replacement Expansion Premises Tenant Improvements.

(c) No Acceptance of Replacement Expansion Premises. The fact that Tenant may, with Landlord’s consent, enter into the Project prior to the date the Replacement Expansion Premises Tenant Improvements are Substantially Complete for the purpose of performing the FF&E Installation shall not be deemed an acceptance by Tenant of possession of the Replacement Expansion Premises, but in such event Tenant shall defend with counsel reasonably acceptable to Landlord, indemnify and hold Landlord harmless from and against any loss of or damage to Tenant’s property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the act or omission of Tenant or any Tenant Party.

7. Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Replacement Expansion Premises Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary.

(b) Modification. No modification, waiver or amendment of this Replacement Expansion Premises Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

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(c) No Default Funding. In no event shall Landlord have any obligation to perform any of the Replacement Expansion Premises Tenant Improvements during any period that Tenant is in Default under the Lease beyond any applicable notice and cure period.

(d) Notices. Notwithstanding anything to the contrary contained in the Lease or in the Replacement Expansion Premises Work Letter, notices between Tenant’s Representative and Landlord’s Representative may be delivered via email.

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Schedule 1

Space Plans

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Schedule 2

Landlord/Tenant Responsibility Matrix

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Schedule 3

Critical Dates Schedule

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Schedule 4

Additional Scope Items

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EXHIBIT C

ACKNOWLEDGMENT OF REPLACEMENT EXPANSION PREMISES COMMENCEMENT DATE

This ACKNOWLEDGMENT OF REPLACEMENT EXPANSION PREMISES COMMENCEMENT DATE is made this _____ day of __________, ____, between ARE-SD REGION NO. 38, LLC, a Delaware limited liability company (“Landlord”), and IAMBIC THERAPEUTICS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease Agreement dated January 16, 2026, as amended by that certain side letter dated as of January 16, 2026, that certain First Amendment to Lease dated as of March 31, 2026, that certain letter agreement dated as of May 8, 2026, and that certain Second Amendment to Lease dated as of July __________, 2026 (as amended, the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Replacement Expansion Premises Commencement Date is ____________, _____. In case of a conflict between the terms of the Lease and the terms of this Acknowledgment of Commencement Date, this Acknowledgment of Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

TENANT:

IAMBIC THERAPEUTICS, INC.,
a Delaware corporation

By:
Name:
Its:

☐ I hereby certify that the signature, name, and title
above are my signature, name and title.

LANDLORD:

ARE-SD REGION NO. 38, LLC,
a Delaware limited liability company

By:	Alexandria Real Estate Equities, L.P., a Delaware limited partnership, managing member

By:	ARE-QRS Corp., a Maryland corporation, general partner

By:
Name:
Its:

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EXHIBIT D

REPLACEMENT EXPANSION PREMISES LANDLORD’S FURNITURE

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EXHIBIT E

CONTROL AREAS

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EXHIBIT F3

ROFR SPACE

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3 This Exhibit F replaces Exhibit K attached to the Original Lease.

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EXHIBIT G

MAINTENANCE OBLIGATIONS FOR REPLACEMENT EXPANSION PREMISES

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EXHIBIT H

HAZMAT STORAGE SPACE

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H-1

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